As filed with the Securities and Exchange Commission on January 27, 2016

1933 Act File No. 333-188521 and 1940 Act File No. 811-22842

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

Post-Effective Amendment No. 50

AND

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940

Amendment No. 52

FORUM FUNDS II
Three Canal Plaza, Suite 600
Portland, Maine 04101

(207) 347-2000

Alison Fuller
Stradley Ronon Stevens & Young, LLP
1250 Connecticut Avenue, N.W., Suite 500
Washington, DC 20036-2652

Copies to:

Zachary Tackett
Atlantic Fund Services
Three Canal Plaza, Suite 600
Portland, Maine 04101

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to Rule 485, paragraph (b)(1)

[X] on February 1, 2016, pursuant to Rule 485, paragraph (b)(1)

[ ] 60 days after filing pursuant to Rule 485, paragraph (a)(1)

[ ] on, pursuant to Rule 485, paragraph (a)(1)

[ ] 75 days after filing pursuant to Rule 485, paragraph (a)(2)

[ ] on, pursuant to Rule 485, paragraph (a)(2)

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of series being registered: Gurtin California Municipal Value Fund, Gurtin California Municipal Intermediate Value Fund, Gurtin National Municipal Value Fund, Gurtin National Municipal Intermediate Value Fund

GURTIN NATIONAL MUNICIPAL VALUE FUND

Institutional Shares (GNMFX)
Investor Shares

GURTIN CALIFORNIA MUNICIPAL VALUE FUND

Institutional Shares (GCMFX)
Investor Shares

GURTIN NATIONAL MUNICIPAL INTERMEDIATE VALUE FUND

Institutional Shares (GNMVX)
Investor Shares

GURTIN CALIFORNIA MUNICIPAL INTERMEDIATE VALUE FUND

Institutional Shares (GCMVX)
Investor Shares

PROSPECTUS
February 1, 2016

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Summary Section	1
This important section summarizes each Fund's objectives, strategies, fees, risks, past performance, portfolio turnover, portfolio managers, your account and other information.
Gurtin National Municipal Value Fund	1
Gurtin California Municipal Value Fund	7
Gurtin National Municipal Intermediate Value Fund	13
Gurtin California Municipal Intermediate Value Fund	18
Details Regarding Principal Investment Strategies	23
This section includes additional information about each Fund's investment strategies.
Gurtin National Municipal Value Fund	23
Gurtin California Municipal Value Fund	25
Gurtin National Municipal Intermediate Value Fund	27
Gurtin California Municipal Intermediate Value Fund	29
Additional Information Regarding Principal Investment Risks	31
This section includes additional information about each Fund's investment risks.
Management	34
The Adviser	34
Portfolio Managers	34
Other Service Providers	36
Fund Expenses	36
Your Account	37
How to Contact the Fund	37
General Information	37
Choosing a Share Class	39
Buying Shares	40
Selling Shares	43
Exchanging Shares	45
Retirement Accounts	45
Other Information	47
Financial Highlights	50

Summary Section - Gurtin National Municipal Value Fund
Investment Objective

The investment objective of the Gurtin National Municipal Value Fund (the "Fund") is to provide current income exempt from regular federal income tax while seeking to preserve capital and liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions (as a percentage of the offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee (as a percentage of amount redeemed, if applicable)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses(1)	0.48%	0.48%
Total Annual Fund Operating Expenses	0.93%	1.18%
Fee Waiver and/or Expense Reimbursement(2)	(0.33)%	(0.33)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.60%	0.85%

(1)"Other Expenses" are based on estimated amounts expected to be incurred for the current fiscal year.

(2) Gurtin Fixed Income Management, LLC (the "Adviser") has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Institutional Shares and Investor Shares to 0.60% and 0.85%, respectively, through January 28, 2017 (the "Expense Cap"). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that it reflects the Expense Cap through the time period described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares at the end of each period described below, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$61	$263	$482	$1,113
Investor Shares	$87	$342	$617	$1,402

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 32% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in U.S. municipal instruments the income from which is exempt from federal income tax. This policy is a fundamental policy of the Fund and may not be changed without the approval of a majority of the outstanding shares of the Fund. For shareholders subject to the alternative minimum tax, a portion of the Fund's distributions may not be exempt from federal income tax. In addition, the Fund will only invest in instruments that meet its internal credit quality standards at the time or purchase (i.e., instruments that the Adviser has determined, irrespective of any assigned rating by an external credit rating agency or whether a rating is assigned, to be of at least equivalent quality as obligations that are rated in the Baa rating category or above by Moody's Investors Services, Inc. ("Moody's") or in the BBB rating category or above by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch")). Although ratings by credit rating agencies may be considered, the Adviser primarily relies on its internal research and the ratings it assigns to particular obligors of municipal obligations when assessing an obligor's credit quality.

The Fund's investments may include fixed or floating rate general obligation bonds and notes, lease revenue bonds, revenue bonds and notes, and zero coupon securities. The Fund may buy securities on a when-issued basis. The Fund may, at times, invest more than 25% of its net assets in municipal instruments the principal and interest payments of which are paid by obligors located in a single state.

The Fund may invest the remainder of its assets in U.S. government and agency securities, including Treasury bills, bonds, notes, and other obligations issued or guaranteed by the U.S. Treasury or its agencies or instrumentalities, and certain cash and cash equivalents, including cash sweep vehicles. These instruments do not count towards the 80% discussed above.

In selecting securities and obligations for the Fund's portfolio, the Adviser applies an ongoing credit research process to determine which municipal instruments it expects to have absolute value characteristics, which the Adviser considers to be the potential to generate yield and preserve capital without assuming undue risk. In addition, the Adviser analyzes the Fund's portfolio on an ongoing basis with a review of duration, security structure, yield curve positioning and sector risk. The Adviser generally sells securities due to credit deterioration and in response to client liquidity requests but will also sell securities opportunistically to enhance portfolio performance.

The Fund is a non-diversified fund under the Investment Company Act of 1940, as amended (the "1940 Act"), which means that it may focus its assets in a limited number of obligors.

Principal Investment Risks

Losing all or a portion of your investment is a risk of investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. More information on the Fund's principal investment strategies and principal risks is contained in the Fund's Statement of Additional Information (the "SAI"). The following additional risks could affect the value of your investment:

Credit Risk. The financial condition of an obligor of a fixed-income security may cause the obligor to be unable to meet its obligation to make interest and principal payments, and may ultimately result in obligor default. A decline in an obligor's credit rating may cause a decrease in the value of the security and an increase in price volatility.

Extension Risk. If interest rates rise, prepayments of principal on certain callable fixed-income securities may occur less quickly and, as a result, the expected receipt of principal on such callable fixed-income securities could lengthen. Because payments are made later than expected, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing rate.

Floating Rate Securities Risk. Floating rate notes generally carry lower yields than fixed notes of the same maturity. Securities with variable or floating interest rates may be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or at the same pace, as interest rates in general. The interest rate for a floating rate note occasionally adjusts or resets by reference to a benchmark interest rate. Benchmark interest rates, such as London Interbank Offered Rate ("LIBOR"), may not precisely track market interest rates. In general, securities with longer durations tend to be more sensitive to interest rate changes, which may make them more volatile than securities with shorter durations.

Income Risk. When interest rates fall, the Fund's income may decline. This decline can occur because the Fund may invest in lower-yielding bonds as bonds in its portfolio mature.

Interest Rate Risk. An increase in interest rates typically causes a decrease in the value of fixed-income securities in which the Fund may invest. Given the low interest rate environment, risks associated with rising rates are heightened. Obligations with longer durations may be more sensitive to changes in interest rates.

Liquidity Risk. Certain types of municipal securities that a Fund may hold may be less "liquid," or more difficult to purchase or sell, in a short period of time than other investments. The Fund may experience losses if required to sell such less liquid investments within an unreasonable period of time or at unfavorable prices.

Management Risk. The Fund's ability to achieve its investment objective depends on the ability of the Adviser to correctly evaluate credit quality of obligors and identify economic trends.

Market Risk. Market risk is the risk that the bond market may go down in value and that you may lose money on your investment in the Fund. Moreover, the securities selected by the Adviser may underperform the bond market, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Municipal Securities Risk. Municipal securities can be significantly affected by adverse tax, legislative, or political changes, changes in the financial condition of the obligors of municipal securities, general economic downturns, and the reallocation of governmental cost burdens among federal, state and local governments. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the inability to collect revenues for the project.

General Obligation Bonds. General obligation bonds are generally secured by the obligor's pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity's credit will depend on many factors.

Revenue Bonds. Revenue bonds are generally backed by and payable from the revenues derived from a specific facility or specific revenue source or sources. As a result, the revenue bonds in which the Fund invests may entail greater credit risk than the Fund's investments in general obligation bonds.

Lease Revenue Bonds. Lease revenue bonds and other municipal lease obligations may be considered less secure than a general obligation or revenue bond and may or may not include a debt service reserve fund. There have also been certain legal challenges to the use of lease revenue bonds in various states.

Zero Coupon Bonds. The market prices of these bonds generally are more volatile than the market prices of securities that pay interest on a regular basis. Since the Fund will not receive cash payments earned on these securities on a current basis, the Fund may be required to make distributions from other sources. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

Non-Diversification Risk. The Fund is non-diversified. Performance of a non-diversified fund may be more volatile than performance of a diversified fund.

Prepayment Risk. Prepayment of fixed-income securities, which is more common when interest rates are declining, may shorten such securities' effective maturity, reduce the Fund's return and cause the Fund to reinvest in lower yielding securities.

Risk of Taxation. Although the Fund seeks to invest primarily in securities that are not subject to regular federal income tax, the Fund may invest a portion of its total assets in municipal securities subject to the federal alternative minimum tax. To the extent that the Fund invests in securities the income from which is not tax-exempt, your share of income from such investments will be taxable for state and/or federal income tax purposes.

Single State Municipal Securities Risk. The Fund may invest a significant portion of its assets in the municipal instruments of a particular state, and it therefore may be more exposed to the impact of legislative, tax, and political changes within that state than a fund that invests more widely.

Tax-Exempt Status Risk. Reclassifications or legislative or court actions could cause interest from a tax-exempt security to become taxable, possibly retroactively, subjecting you to increased tax liability.

U.S. Treasury and Agency Securities Risk. The Fund's investments in securities issued or guaranteed by the U.S. Treasury or its agencies and instrumentalities may be backed only by the credit of the agency or instrumentality and not by the full faith and credit of the United States. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities.

When-Issued Securities Risk. Municipal securities may be issued on a when-issued basis, where payment and delivery take place at a future date beyond the normal settlement date. Because the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price. In addition, interest is not generally paid on when-issued securities until settlement.

Performance Information

The bar chart and table that follow provide some indication of the risks of investing in the Fund. The bar chart shows the performance of the Institutional Shares' from year to year. The chart and table provide some indication of the risks of investing in the Fund. Updated performance information is available by calling (844) 342-5763 (toll free).

A privately offered fund managed by the Fund's Adviser and portfolio management team ("Predecessor Fund") reorganized into the Fund as of the date the Fund commenced operations (on or about November 3, 2014). This Predecessor Fund was organized on November 16, 2009 and commenced operations on May 3, 2010. The Predecessor Fund had an investment objective and strategies that were, in all material respects, identical to those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Predecessor Fund, however, was not registered as an investment company under the 1940 Act, and the Predecessor Fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance.

The Fund's performance for periods prior to the commencement of operations is that of the Predecessor Fund and is based on calculations that are different from the standardized method of calculations adopted by the SEC. The performance of the Predecessor Fund was calculated net of the Predecessor Fund's fees and expenses. The performance of the Predecessor Fund has not been restated to reflect the fees, estimated expenses and fee waivers and/or expense limitations of the Fund. If the performance of the Predecessor Fund had been restated to reflect the applicable fees and expenses of the Fund, the performance may have been higher or lower than the performance shown in the bar chart and Average Annual Total Returns table below. Past performance is not indicative of future results.

Performance information is calculated net of fees and represents only past performance, and does not necessarily indicate future results.

During the period shown, the highest return for a quarter was 4.31% for the quarter ended June 30, 2011, and the lowest return was -1.20% for the quarter ended June 30, 2013.

Average Annual Total Returns
(For the periods ended December 31, 2015 )

	1 Year	5 Year	Since Inception 05/03/10
Institutional Shares - Return Before Taxes	2.60%	6.01%	5.16%
Institutional Shares - Return After Taxes on Distributions	2.48%	5.97%	5.13%
Institutional Shares - Return After Taxes on Distributions and Sale of Fund Shares	2.30%	4.80%	4.13%
Bank of America Merrill Lynch Municipals Miscellaneous Index 7-12 Years (reflects no deduction for fees, expenses or taxes)	3.71%	6.42%	5.78%
Blend of 75% Merrill Lynch US Municipal Large Cap Index 7-12 Years and 25% Merrill Lynch US Municipal Large Cap Index 12-22 Years (reflects no deduction for fees, expenses or taxes)	4.33%	6.48%	5.73%

Management

Investment Adviser. Gurtin Fixed Income Management, LLC is the Fund's investment adviser.

Portfolio Managers. Bill Gurtin, CEO and CIO, Michael Johnson, Head of Research, Myles Grenier, Jim Grandinetti and Brian Hannibal are the portfolio managers of the Fund and are primarily responsible for the day-to-day management of the Fund. Messrs. Gurtin, Johnson, Grandinetti and Hannibal have been portfolio managers of the Fund since its inception in 2014, and Messr. Grenier has been a portfolio manager of the Fund since 2015.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange (the "NYSE") is open for business. You may purchase or redeem shares directly from the Fund by calling (844) 342-5763 (toll free) or writing to the Fund at Gurtin Value Funds, P.O. Box 588, Portland, Maine 04112. You also may purchase or redeem shares of the Fund through your financial intermediary. Investments through retirement accounts may only be placed with your financial intermediary. The Fund will not directly accept investments through retirement accounts. The Fund accepts investments in the minimum amounts listed below. Please check with your financial intermediary concerning minimum initial and subsequent investment amount requirements with respect to retirement accounts. The Fund is generally available for investment by clients of financial planners and registered investment advisers and a limited number of certain other investors, each as approved from time to time by the Adviser. All investments are subject to approval by the Adviser.

	Institutional Shares		Investor Shares
	Minimum Initial Investment	Minimum Additional Investment	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$250,000	None	$2,500	$100

Tax Information

The Fund's distributions primarily are exempt from regular federal income tax. All or a portion of these distributions, however, may be subject to the federal alternative minimum tax and state and local taxes. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Summary Section - Gurtin California Municipal Value Fund
Investment Objective

The investment objective of the Gurtin California Municipal Value Fund (the "Fund") is to provide current income exempt from regular federal income tax and California state personal income taxes while seeking to preserve capital and liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions (as a percentage of the offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee (as a percentage of amount redeemed, if applicable)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses(1)	0.34%	0.34%
Total Annual Fund Operating Expenses	0.79%	1.04%
Fee Waiver and/or Expense Reimbursement(2)	(0.19)%	(0.19)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.60%	0.85%

(1)"Other Expenses" are based on estimated amounts expected to be incurred for the current fiscal year.

(2) Gurtin Fixed Income Management, LLC (the "Adviser") has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Institutional Shares and Investor Shares to 0.60% and 0.85%, respectively, through January 28, 2017 (the "Expense Cap"). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that it reflects the Expense Cap through the time period described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares at the end of each period described below, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$61	$233	$420	$960
Investor Shares	$87	$312	$556	$1,254

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 83% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in municipal instruments the income from which is exempt from both federal and California state income taxes, which includes municipal instruments of obligors located outside of the State of California so long as such securities are exempt from both federal and California state income taxes. This policy is a fundamental policy of the Fund and may not be changed without the approval of a majority of the outstanding shares of the Fund. For shareholders subject to the alternative minimum tax, a portion of the Fund's distributions may not be exempt from federal income tax. In addition, the Fund will only invest in instruments that meet its internal credit quality standards at the time of purchase (i.e., instruments that the Adviser has determined, irrespective of any assigned rating by an external credit rating agency or whether a rating is assigned, to be of at least equivalent quality as obligations that are rated in the Baa rating category or above by Moody's Investors Services, Inc. ("Moody's"), or in the BBB rating category or above by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch")). Although ratings by credit rating agencies may be considered, the Adviser primarily relies on its internal research and the ratings it assigns to particular obligors of municipal obligations when assessing an obligor's credit quality.

The Fund's investments may include fixed or floating rate general obligation bonds and notes, lease revenue bonds, revenue bonds and notes, and zero coupon securities. The Fund may buy securities on a when-issued basis. The Fund may, at times, invest more than 25% of its net assets in municipal instruments the principal and interest payments of which are paid by obligors located in a single state (in addition to California).

The Fund may invest the remainder of its assets in U.S government and agency securities, including Treasury bills, bonds, notes, and other obligations issued or guaranteed by the U.S. Treasury or its agencies or instrumentalities, and certain cash and cash equivalents, including cash sweep vehicles. These instruments do not count towards the 80% discussed above.

In selecting securities and obligations for the Fund's portfolio, the Adviser applies an ongoing credit research process to determine which municipal instruments it expects to have absolute value characteristics, which the Adviser considers to be the potential to generate yield and preserve capital without assuming undue risk. In addition, the Adviser analyzes the Fund's portfolio on an ongoing basis with a review of duration, security structure, yield curve positioning and sector risk. The Adviser generally sells securities due to credit deterioration and in response to client liquidity requests but will also sell securities opportunistically to enhance portfolio performance.

The Fund is a non-diversified fund under the Investment Company Act of 1940, as amended (the "1940 Act"), which means that it may focus its assets in a limited number of obligors.

Principal Investment Risks

Losing all or a portion of your investment is a risk of investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. More information on the Fund's principal investment strategies and principal risks is contained in the Fund's Statement of Additional Information (the "SAI"). The following additional risks could affect the value of your investment:

California and Single State Municipal Securities Risk. The Fund invests primarily in California municipal instruments but may invest more than 25% of its net assets in municipal instruments the principal and interest payments of which are paid by obligors located in a single state, other than California. It therefore is more exposed to the impact of legislative, tax, and political changes within those states than a fund that invests more widely.

Credit Risk. The financial condition of an obligor of a fixed-income security may cause the obligor to be unable to meet its obligation to make interest and principal payments, and may ultimately result in obligor default. A decline in an obligor's credit rating may cause a decrease in the value of the security and an increase in price volatility.

Extension Risk. If interest rates rise, prepayments of principal on certain callable fixed-income securities may occur less quickly and, as a result, the expected receipt of principal on such callable fixed-income securities could lengthen. Because payments are made later than expected, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing rate.

Floating Rate Securities Risk. Floating rate notes generally carry lower yields than fixed notes of the same maturity. Securities with variable or floating interest rates may be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or at the same pace, as interest rates in general. The interest rate for a floating rate note occasionally adjusts or resets by reference to a benchmark interest rate. Benchmark interest rates, such as London Interbank Offered Rate ("LIBOR"), may not precisely track market interest rates. In general, securities with longer durations tend to be more sensitive to interest rate changes, which may make them more volatile than securities with shorter durations.

Income Risk. When interest rates fall, the Fund's income may decline. This decline can occur because the Fund may invest in lower-yielding bonds as bonds in its portfolio mature.

Interest Rate Risk. An increase in interest rates typically causes a decrease in the value of fixed-income securities in which the Fund may invest. Given the low interest rate environment, risks associated with rising rates are heightened. Obligations with longer durations may be more sensitive to changes in interest rates.

Liquidity Risk. Certain types of municipal securities that a Fund may hold may be less "liquid," or more difficult to purchase or sell, in a short period of time than other investments. The Fund may experience losses if required to sell such less liquid investments within an unreasonable period of time or at unfavorable prices.

Management Risk. The Fund's ability to achieve its investment objective depends on the ability of the Adviser to correctly evaluate credit quality of obligors and identify economic trends.

Market Risk. Market risk is the risk that the bond market may go down in value and that you may lose money on your investment in the Fund. Moreover, the securities selected by the Adviser may underperform the bond market, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Municipal Securities Risk. Municipal securities can be significantly affected by adverse tax, legislative, or political changes, changes in the financial condition of the obligors of municipal securities, general economic downturns, and the reallocation of governmental cost burdens among federal, state and local governments. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the inability to collect revenues for the project.

General Obligation Bonds. General obligation bonds are generally secured by the obligor's pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity's credit will depend on many factors.

Revenue Bonds. Revenue bonds are generally backed by and payable from the revenues derived from a specific facility or specific revenue source or sources. As a result, the revenue bonds in which the Fund invests may entail greater credit risk than the Fund's investments in general obligation bonds.

Lease Revenue Bonds. Lease revenue bonds and other municipal lease obligations may be considered less secure than a general obligation or revenue bond and may or may not include a debt service reserve fund. There have also been certain legal challenges to the use of lease revenue bonds in various states.

Zero Coupon Bonds. The market prices of these bonds generally are more volatile than the market prices of securities that pay interest on a regular basis. Since the Fund will not receive cash payments earned on these securities on a current basis, the Fund may be required to make distributions from other sources. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

Non-Diversification Risk. The Fund is non-diversified. Performance of a non-diversified fund may be more volatile than performance of a diversified fund.

Prepayment Risk. Prepayment of fixed-income securities, which is more common when interest rates are declining, may shorten such securities' effective maturity, reduce the Fund's return and cause the Fund to reinvest in lower yielding securities.

Risk of Taxation. Although the Fund seeks to invest primarily in securities that are not subject to regular federal income tax and California state income tax, the Fund may invest a portion of its total assets in municipal securities subject to the federal alternative minimum tax. To the extent that the Fund invests in securities the income from which is not tax-exempt, your share of income from such investments will be taxable for state and/or federal income tax purposes.

Tax-Exempt Status Risk. Reclassifications or legislative or court actions could cause interest from a tax-exempt security to become taxable, possibly retroactively, subjecting you to increased tax liability.

U.S. Treasury and Agency Securities Risk. The Fund's investments in securities issued or guaranteed by the U.S. Treasury or its agencies and instrumentalities may be backed only by the credit of the agency or instrumentality and not by the full faith and credit of the United States. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities.

When-Issued Securities Risk. Municipal securities may be issued on a when-issued basis, where payment and delivery take place at a future date beyond the normal settlement date. Because the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price. In addition, interest is not generally paid on when-issued securities until settlement.

Performance Information

The bar chart and table that follow provide some indication of the risks of investing in the Fund. The bar chart shows the performance of the Institutional Shares' from year to year. The chart and table provide some indication of the risks of investing in the Fund. Updated performance information is available by calling (844) 342-5763 (toll free).

A privately offered fund managed by the Fund's Adviser and portfolio management team ("Predecessor Fund") reorganized into the Fund as of the date the Fund commenced operations (on or about November 3, 2014). This Predecessor Fund was organized on November 16, 2009 and commenced operations on May 3, 2010. The Predecessor Fund had an investment objective and strategies that were, in all material respects, identical to those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Predecessor Fund, however, was not registered as an investment company under the 1940 Act, and the Predecessor Fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance.

The Fund's performance for periods prior to the commencement of operations is that of the Predecessor Fund and is based on calculations that are different from the standardized method of calculations adopted by the SEC. The performance of the Predecessor Fund was calculated net of the Predecessor Fund's fees and expenses. The performance of the Predecessor Fund has not been restated to reflect the fees, estimated expenses and fee waivers and/or expense limitations of the Fund. If the performance of the Predecessor Fund had been restated to reflect the applicable fees and expenses of the Fund, the performance may have been higher or lower than the performance shown in the bar chart and Average Annual Total Returns table below. Past performance is not indicative of future results.

Performance information is calculated net of fees and represents only past performance, and does not necessarily indicate future results.

During the period shown, the highest return for a quarter was 4.49% for the quarter ended June 30, 2011, and the lowest return was -0.78% for the quarter ended June 30, 2013.

Average Annual Total Returns
(For the periods ended December 31, 2015 )

	1 Year	5 Year	Since Inception 05/03/10
Institutional Shares - Return Before Taxes	3.12%	6.59%	5.51%
Institutional Shares - Return After Taxes on Distributions	3.00%	6.56%	5.48%
Institutional Shares - Return After Taxes on Distributions and Sale of Fund Shares	2.56%	5.27%	4.40%
Bank of America Merrill Lynch Municipals Miscellaneous Index 7-12 Years (reflects no deduction for fees, expenses or taxes)	3.71%	6.42%	5.78%
Blend of 75% Merrill Lynch US Municipal Large Cap Index 7-12 Years and 25% Merrill Lynch US Municipal Large Cap Index 12-22 Years (reflects no deduction for fees, expenses or taxes)	4.33%	6.48%	5.73%

Management

Investment Adviser. Gurtin Fixed Income Management, LLC is the Fund's investment adviser.

Portfolio Managers. Bill Gurtin, CEO and CIO, Michael Johnson, Head of Research, Myles Grenier, Jim Grandinetti and Brian Hannibal are the portfolio managers of the Fund and are primarily responsible for the day-to-day management of the Fund. Messrs. Gurtin, Johnson, Grandinetti and Hannibal have been portfolio managers of the Fund since its inception in 2014, and Messr. Grenier has been a portfolio manager of the Fund since 2015.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange (the "NYSE") is open for business. You may purchase or redeem shares directly from the Fund by calling (844) 342-5763 (toll free) or writing to the Fund at Gurtin Value Funds, P.O. Box 588, Portland, Maine 04112. You also may purchase or redeem shares of the Fund through your financial intermediary. Investments through retirement accounts may only be placed with your financial intermediary. The Fund will not directly accept investments through retirement accounts. The Fund accepts investments in the minimum amounts listed below. Please check with your financial intermediary concerning minimum initial and subsequent investment amount requirements with respect to retirement accounts. The Fund is generally available for investment by clients of financial planners and registered investment advisers and a limited number of certain other investors, each as approved from time to time by the Adviser. All investments are subject to approval by the Adviser.

	Institutional Shares		Investor Shares
	Minimum Initial Investment	Minimum Additional Investment	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$250,000	None	$2,500	$100

Tax Information

The Fund's distributions primarily are exempt from regular federal and state income tax for residents of California. A portion of these distributions, however, may be subject to the federal alternative minimum tax and state and local taxes. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Summary Section - Gurtin National Municipal Intermediate Value Fund
Investment Objective

The investment objective of the Gurtin National Municipal Intermediate Value Fund (the "Fund") is to provide current income exempt from regular federal income tax while seeking to preserve capital and liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions (as a percentage of the offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee (as a percentage of amount redeemed, if applicable)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses (1)	0.69%	1.08%
Total Annual Fund Operating Expenses	1.04%	1.68%
Fee Waiver and/or Expense Reimbursement (2)	(0.65)%	(1.29)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.39%	0.39%

(1) "Other Expenses" are based on estimated amounts expected to be incurred for the current fiscal year.

(2) Gurtin Fixed Income Management, LLC (the "Adviser") has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of each of Institutional Shares and Investor Shares to 0.39%, respectively, through January 28, 2017 (the "Expense Cap"). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that it reflects the Expense Cap through the time period described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares at the end of each period described below, your costs would be:

	1 Year	3 Years
Institutional Shares	$40	$266
Investor Shares	$40	$403

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. Portfolio turnover rate for the Fund's last fiscal year is not provided because the Fund has not completed its initial fiscal year.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities and instruments the income from which is exempt from federal income tax. This policy is a fundamental policy of the Fund and may not be changed without the approval of a majority of the outstanding shares of the Fund. For shareholders subject to the alternative minimum tax, a portion of the Fund's distributions may not be exempt from federal income tax. In addition, the Fund will only invest in instruments that meet its internal credit quality standards at the time of purchase (i.e., instruments that the Adviser has determined, irrespective of any assigned rating by an external credit rating agency or whether a rating is assigned, to be of at least equivalent quality as obligations that are rated in the Baa rating category or above by Moody's Investors Services, Inc. ("Moody's") or in the BBB rating category or above by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch")). Although ratings by credit rating agencies may be considered, the Adviser primarily relies on its internal research and the ratings it assigns to particular obligors of municipal obligations when assessing an obligor's credit quality.

The Fund generally expects to maintain a portfolio with an overall weighted average maturity that ranges from 3 to 10 years. During the initial stages of the Fund's operations, the Fund's weighted average maturity may deviate from the stated range while seeking appropriate investments. Investments may include fixed or floating rate general obligation bonds and notes, lease revenue bonds, revenue bonds and notes, and zero coupon securities. The Fund may buy securities on a when-issued basis. The Fund may, at times, invest more than 25% of its net assets in municipal instruments the principal and interest payments of which are paid by obligors located in a single state.

The Fund may invest the remainder of its assets in other U.S. government and agency securities, including Treasury bills, bonds, notes, and other obligations issued or guaranteed by the U.S. Treasury or its agencies or instrumentalities, and certain cash and cash equivalents, including cash sweep vehicles. These instruments do not count towards the 80% discussed above.

In selecting securities and obligations for the Fund's portfolio, the Adviser applies an ongoing research process to determine which municipal instruments it expects to have advantageous relative value characteristics, which the Adviser considers to be potential to generate yield and preserve capital without assuming undue risk. In addition, the Adviser analyzes the Fund's portfolio on an ongoing basis with a review of duration, security structure, yield curve positioning and sector risk. The Adviser generally sells securities due to credit deterioration and in response to client liquidity requests but will also sell securities as the Adviser deems appropriate to enhance portfolio performance.

The Fund is a non-diversified fund under the Investment Company Act of 1940, as amended (the "1940 Act"), which means that it may focus its assets in a limited number of obligors.

Principal Investment Risks

Losing all or a portion of your investment is a risk of investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. More information on the Fund's principal investment strategies and principal risks is contained in the Fund's Statement of Additional Information (the "SAI"). The following additional risks could affect the value of your investment:

Credit Risk. The financial condition of an obligor of a fixed-income security may cause the obligor to be unable to meet its obligation to make interest and principal payments, and may ultimately result in obligor default. A decline in an obligor's credit rating may cause a decrease in the value of the security and an increase in price volatility.

Extension Risk. If interest rates rise, prepayments of principal on certain callable fixed-income securities may occur less quickly and, as a result, the expected receipt of principal on such callable fixed-income securities could lengthen. Because payments are made later than expected, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing rate.

Floating Rate Securities Risk. Floating rate notes generally carry lower yields than fixed notes of the same maturity. Securities with variable or floating interest rates may be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or at the same pace, as interest rates in general. The interest rate for a floating rate note occasionally adjusts or resets by reference to a benchmark interest rate. Benchmark interest rates, such as London Interbank Offered Rate ("LIBOR"), may not precisely track market interest rates. In general, securities with longer durations tend to be more sensitive to interest rate changes, which may make them more volatile than securities with shorter durations.

Income Risk. When interest rates fall, the Fund's income may decline. This decline can occur because the Fund may invest in lower-yielding bonds as bonds in its portfolio mature.

Interest Rate Risk. An increase in interest rates typically causes a decrease in the value of fixed-income securities in which the Fund may invest. Given the low interest rate environment, risks associated with rising rates are heightened. Obligations with longer durations may be more sensitive to changes in interest rates.

Liquidity Risk. Certain types of municipal securities that a Fund may hold may be less "liquid," or more difficult to purchase or sell, in a short period of time than other investments. The Fund may experience losses if required to sell such less liquid investments within an unreasonable period of time or at unfavorable prices.

Management Risk. The Fund's ability to achieve its investment objective depends on the ability of the Adviser to correctly evaluate credit quality of obligors and identify economic trends.

Market Risk. Market risk is the risk that the bond market may go down in value and that you may lose money on your investment in the Fund. Moreover, the securities selected by the Adviser may underperform the bond market, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Municipal Securities Risk. Municipal securities can be significantly affected by adverse tax, legislative, or political changes, changes in the financial condition of the obligors of municipal securities, general economic downturns, and the reallocation of governmental cost burdens among federal, state and local governments. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the inability to collect revenues for the project.

General Obligation Bonds. General obligation bonds are generally secured by the obligor's pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity's credit will depend on many factors.

Revenue Bonds. Revenue bonds are generally backed by and payable from the revenues derived from a specific facility or specific revenue source or sources. As a result, the revenue bonds in which the Fund invests may entail greater credit risk than the Fund's investments in general obligation bonds.

Lease Revenue Bonds. Lease revenue bonds and other municipal lease obligations may be considered less secure than a general obligation or revenue bond and may or may not include a debt service reserve fund. There have also been certain legal challenges to the use of lease revenue bonds in various states.

Zero Coupon Bonds. The market prices of these bonds generally are more volatile than the market prices of securities that pay interest on a regular basis. Since the Fund will not receive cash payments earned on these securities on a current basis, the Fund may be required to make distributions from other sources. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

Non-Diversification Risk. The Fund is non-diversified. Performance of a non-diversified fund may be more volatile than performance of a diversified fund.

Prepayment Risk. Prepayment of fixed-income securities, which is more common when interest rates are declining, may shorten such securities' effective maturity, reduce the Fund's return and cause the Fund to reinvest in lower yielding securities.

Risk of Taxation. Although the Fund seeks to invest primarily in securities that are not subject to regular federal income tax, the Fund may invest a portion of its total assets in municipal securities subject to the federal alternative minimum tax. To the extent that the Fund invests in securities the income from which is not tax-exempt, your share of income from such investments will be taxable for state and/or federal income tax purposes.

Single State Municipal Securities Risk. The Fund may invest a significant portion of its assets in the municipal instruments of a particular state, and it therefore may be more exposed to the impact of legislative, tax, and political changes within that state than a fund that invests more widely.

Tax-Exempt Status Risk. Reclassifications or legislative or court actions could cause interest from a tax-exempt security to become taxable, possibly retroactively, subjecting you to increased tax liability.

U.S. Treasury and Agency Securities Risk. The Fund's investments in securities issued or guaranteed by the U.S. Treasury or its agencies and instrumentalities may be backed only by the credit of the agency or instrumentality and not by the full faith and credit of the United States. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities.

When-Issued Securities Risk. Municipal securities may be issued on a when-issued basis, where payment and delivery take place at a future date beyond the normal settlement date. Because the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price. In addition, interest is not generally paid on when-issued securities until settlement.

Performance Information

The Fund does not yet have a full calendar year performance record. Performance information will be included after the Fund has been in operation for one calendar year. Past performance does not necessarily indicate how the Fund will perform in the future.

Management

Investment Adviser. Gurtin Fixed Income Management, LLC is the Fund's investment adviser.

Portfolio Managers. Bill Gurtin, CEO and CIO, Michael Johnson, Head of Research, Myles Grenier, Jim Grandinetti and Brian Hannibal have been the portfolio managers of the Fund since its inception in 2015 and are primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange (the "NYSE") is open for business. You may purchase or redeem shares directly from the Fund by calling (844) 342-5763 (toll free) or writing to the Fund at Gurtin Value Funds, P.O. Box 588, Portland, Maine 04112. You also may purchase or redeem shares of the Fund through your financial intermediary. Investments through retirement accounts may only be placed with your financial intermediary. The Fund will not directly accept investments through retirement accounts. The Fund accepts investments in the minimum amounts listed below. Please check with your financial intermediary concerning minimum initial and subsequent investment amount requirements with respect to retirement accounts. The Fund is generally available for investment by clients of financial planners and registered investment advisers and a limited number of certain other investors, each as approved from time to time by the Adviser. All investments are subject to approval by the Adviser.

	Institutional Shares		Investor Shares
	Minimum Initial Investment	Minimum Additional Investment	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$250,000	None	$2,500	$100

Tax Information

The Fund's distributions primarily are exempt from regular federal income tax. All or a portion of these distributions, however, may be subject to the federal alternative minimum tax and state and local taxes. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Summary Section - Gurtin California Municipal Intermediate Value Fund
Investment Objective

The investment objective of the Gurtin California Municipal Intermediate Value Fund (the "Fund") is to provide current income exempt from regular federal income tax and California state personal income taxes while seeking to preserve capital and liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions (as a percentage of the offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee (as a percentage of amount redeemed, if applicable)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses (1)	0.67%	0.97%
Total Annual Fund Operating Expenses	1.02%	1.57%
Fee Waiver and/or Expense Reimbursement (2)	(0.63)%	(1.18)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.39%	0.39%

(1) "Other Expenses" are based on estimated amounts expected to be incurred for the current fiscal year.

(2) Gurtin Fixed Income Management, LLC (the "Adviser") has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of each of Institutional Shares and Investor Shares to 0.39%, respectively, through January 28, 2017 (the "Expense Cap"). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that it reflects the Expense Cap through the time period described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares at the end of each period described below, your costs would be:

	1 Year	3 Years
Institutional Shares	$40	$262
Investor Shares	$40	$380

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. Portfolio turnover rate for the Fund's last fiscal year is not provided because the Fund has not completed its initial fiscal year.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities and instruments the income from which is exempt from federal and California state income taxes, which includes municipal instruments of obligors located outside of the State of California so long as such securities are exempt from both federal and California state income taxes. This policy is a fundamental policy of the Fund and may not be changed without the approval of a majority of the outstanding shares of the Fund. For shareholders subject to the alternative minimum tax, a portion of the Fund's distributions may not be exempt from federal income tax. In addition, the Fund will only invest in instruments that meet its internal credit quality standards at the time of purchase (i.e., instruments that the Adviser has determined, irrespective of any assigned rating by an external credit rating agency or whether a rating is assigned, to be of at least equivalent quality as obligations that are rated in the Baa rating category or above by Moody's Investors Services, Inc. ("Moody's"), or in the BBB rating category or above by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch")). Although ratings by credit rating agencies may be considered, the Adviser primarily relies on its internal research and the ratings it assigns to particular obligors of municipal obligations when assessing an obligor's credit quality.

The Fund generally expects to maintain a portfolio with an overall weighted average maturity that ranges from 3 to 10 years. During the initial stages of the Fund's operations, the Fund's weighted average maturity may deviate from the stated range while seeking appropriate investments. Investments may include fixed or floating rate general obligation bonds and notes, lease revenue bonds, revenue bonds and notes, and zero coupon securities. The Fund may buy securities on a when-issued basis. The Fund may, at times, invest more than 25% of its net assets in municipal instruments the principal and interest payments of which are paid by obligors located in a single state (in addition to California).

The Fund may invest the remainder of its assets in other U.S government and agency securities, including Treasury bills, bonds, notes, and other obligations issued or guaranteed by the U.S. Treasury or its agencies or instrumentalities, and certain cash and cash equivalents, including cash sweep vehicles. These instruments do not count towards the 80% discussed above.

In selecting securities and obligations for the Fund's portfolio, the Adviser applies an ongoing research process to determine which municipal instruments it expects to have advantageous relative value characteristics, which the Adviser considers to be potential to generate yield and preserve capital without assuming undue risk. In addition, the Adviser analyzes the Fund's portfolio on an ongoing basis with a review of duration, security structure, yield curve positioning and sector risk. The Adviser generally sells securities due to credit deterioration and in response to client liquidity requests but will also sell securities as the Adviser deems appropriate to enhance portfolio performance.

The Fund is a non-diversified fund under the Investment Company Act of 1940, as amended (the "1940 Act"), which means that it may focus its assets in a limited number of obligors.

Principal Investment Risks

Losing all or a portion of your investment is a risk of investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. More information on the Fund's principal investment strategies and principal risks is contained in the Fund's Statement of Additional Information (the "SAI"). The following additional risks could affect the value of your investment:

California and Single State Municipal Securities Risk. The Fund invests primarily in California municipal instruments but may invest more than 25% of its net assets in municipal instruments the principal and interest payments of which are paid by obligors located in a single state, other than California. It therefore is more exposed to the impact of legislative, tax, and political changes within those states than a fund that invests more widely.

Credit Risk. The financial condition of an obligor of a fixed-income security may cause the obligor to be unable to meet its obligation to make interest and principal payments, and may ultimately result in obligor default. A decline in an obligor's credit rating may cause a decrease in the value of the security and an increase in price volatility.

Extension Risk. If interest rates rise, prepayments of principal on certain callable fixed-income securities may occur less quickly and, as a result, the expected receipt of principal on such callable fixed-income securities could lengthen. Because payments are made later than expected, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing rate.

Floating Rate Securities Risk. Floating rate notes generally carry lower yields than fixed notes of the same maturity. Securities with variable or floating interest rates may be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or at the same pace, as interest rates in general. The interest rate for a floating rate note occasionally adjusts or resets by reference to a benchmark interest rate. Benchmark interest rates, such as London Interbank Offered Rate ("LIBOR"), may not precisely track market interest rates. In general, securities with longer durations tend to be more sensitive to interest rate changes, which may make them more volatile than securities with shorter durations.

Income Risk. When interest rates fall, the Fund's income may decline. This decline can occur because the Fund may invest in lower-yielding bonds as bonds in its portfolio mature.

Interest Rate Risk. An increase in interest rates typically causes a decrease in the value of fixed-income securities in which the Fund may invest. Given the low interest rate environment, risks associated with rising rates are heightened. Obligations with longer durations may be more sensitive to changes in interest rates.

Liquidity Risk. Certain types of municipal securities that a Fund may hold may be less "liquid," or more difficult to purchase or sell, in a short period of time than other investments. The Fund may experience losses if required to sell such less liquid investments within an unreasonable period of time or at unfavorable prices.

Management Risk. The Fund's ability to achieve its investment objective depends on the ability of the Adviser to correctly evaluate credit quality of obligors and identify economic trends.

Market Risk. Market risk is the risk that the bond market may go down in value and that you may lose money on your investment in the Fund. Moreover, the securities selected by the Adviser may underperform the bond market, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Municipal Securities Risk. Municipal securities can be significantly affected by adverse tax, legislative, or political changes, changes in the financial condition of the obligors of municipal securities, general economic downturns, and the reallocation of governmental cost burdens among federal, state and local governments. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the inability to collect revenues for the project.

General Obligation Bonds. General obligation bonds are generally secured by the obligor's pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity's credit will depend on many factors.

Revenue Bonds. Revenue bonds are generally backed by and payable from the revenues derived from a specific facility or specific revenue source or sources. As a result, the revenue bonds in which the Fund invests may entail greater credit risk than the Fund's investments in general obligation bonds.

Lease Revenue Bonds. Lease revenue bonds and other municipal lease obligations may be considered less secure than a general obligation or revenue bond and may or may not include a debt service reserve fund. There have also been certain legal challenges to the use of lease revenue bonds in various states.

Zero Coupon Bonds. The market prices of these bonds generally are more volatile than the market prices of securities that pay interest on a regular basis. Since the Fund will not receive cash payments earned on these securities on a current basis, the Fund may be required to make distributions from other sources. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

Non-Diversification Risk. The Fund is non-diversified. Performance of a non-diversified fund may be more volatile than performance of a diversified fund.

Prepayment Risk. Prepayment of fixed-income securities, which is more common when interest rates are declining, may shorten such securities' effective maturity, reduce the Fund's return and cause the Fund to reinvest in lower yielding securities.

Risk of Taxation. Although the Fund seeks to invest primarily in securities that are not subject to regular federal income tax and California state income tax, the Fund may invest a portion of its total assets in municipal securities subject to the federal alternative minimum tax. To the extent that the Fund invests in securities the income from which is not tax-exempt, your share of income from such investments will be taxable for state and/or federal income tax purposes.

Tax-Exempt Status Risk. Reclassifications or legislative or court actions could cause interest from a tax-exempt security to become taxable, possibly retroactively, subjecting you to increased tax liability.

U.S. Treasury and Agency Securities Risk. The Fund's investments in securities issued or guaranteed by the U.S. Treasury or its agencies and instrumentalities may be backed only by the credit of the agency or instrumentality and not by the full faith and credit of the United States. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities.

When-Issued Securities Risk. Municipal securities may be issued on a when-issued basis, where payment and delivery take place at a future date beyond the normal settlement date. Because the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price. In addition, interest is not generally paid on when-issued securities until settlement.

Performance Information

The Fund does not yet have a full calendar year performance record. Performance information will be included after the Fund has been in operation for one calendar year. Past performance does not necessarily indicate how the Fund will perform in the future.

Management

Investment Adviser. Gurtin Fixed Income Management, LLC is the Fund's investment adviser.

Portfolio Managers. Bill Gurtin, CEO and CIO, Michael Johnson, Head of Research, Myles Grenier, Jim Grandinetti and Brian Hannibal have been the portfolio managers of the Fund since its inception in 2015 and are primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange (the "NYSE") is open for business. You may purchase or redeem shares directly from the Fund by calling (844) 342-5763 (toll free) or writing to the Fund at Gurtin Value Funds, P.O. Box 588, Portland, Maine 04112. You also may purchase or redeem shares of the Fund through your financial intermediary. Investments through retirement accounts may only be placed with your financial intermediary. The Fund will not directly accept investments through retirement accounts. The Fund accepts investments in the minimum amounts listed below. Please check with your financial intermediary concerning minimum initial and subsequent investment amount requirements with respect to retirement accounts. The Fund is generally available for investment by clients of financial planners and registered investment advisers and a limited number of certain other investors, each as approved from time to time by the Adviser. All investments are subject to approval by the Adviser.

	Institutional Shares		Investor Shares
	Minimum Initial Investment	Minimum Additional Investment	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$250,000	None	$2,500	$100

Tax Information

The Fund's distributions primarily are exempt from regular federal and state income tax for residents of California. A portion of these distributions, however, may be subject to the federal alternative minimum tax and state and local taxes. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Details Regarding Principal Investment Strategies
Gurtin National Municipal Value Fund
Additional Information Regarding Principal Investment Strategies

The Fund's investment objective is to provide current income exempt from regular federal income tax while seeking to preserve capital and liquidity. The Fund's investment objective is non-fundamental and may be changed by the Board of Trustees without a vote of shareholders. The Fund, however, will provide shareholders with at least 60 days' notice prior to making any changes to the investment objective.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in U.S. municipal instruments the income from which is exempt federal income tax. This policy is a fundamental policy of the Fund and may not be changed without the approval of a majority of the outstanding shares of the Fund. For shareholders subject to the alternative minimum tax, a portion of the Fund's distributions may not be exempt from federal income tax. In addition, the Fund will only invest in instruments that meet its internal credit quality standards at the time of purchase (i.e., instruments that the Adviser has determined, irrespective of any assigned rating by an external credit rating agency or whether a rating is assigned, to be of at least equivalent quality as obligations that are rated in the Baa rating category or above by Moody's, or in the BBB rating category or above by S&P or Fitch. Please see Appendix A of the Fund's SAI for a description of each rating category of Moody's, S&P and Fitch.). Although ratings by credit rating agencies may be considered, the Adviser primarily relies on its internal research and the ratings it assigns to particular obligors of municipal obligations when assessing an obligor's credit quality.

The Fund may invest in instruments of any maturity. Investments may include general obligation bonds and notes, lease revenue bonds, and revenue bonds and notes. Securities and obligations purchased may bear fixed, floating or variable rates of interest, or may be zero coupon securities. The Fund may buy securities on a when-issued basis. The Fund may, at times, invest more than 25% of its net assets in municipal instruments the principal and interest payments of which are paid by obligors located in a single state. A state includes any State of the United States, the District of Columbia, the U.S. Virgin Islands or any other possession of the United States.

The Fund may invest the remainder of its assets in U.S. government and agency securities, including Treasury bills, bonds, notes, and other obligations issued or guaranteed by the U.S. Treasury or its agencies or instrumentalities, and certain cash and cash equivalents, including cash sweep vehicles. These instruments do not count towards the 80% discussed above.

Adviser's Investment Process

Credit Research. In selecting securities and obligations for the Fund's portfolio, the Adviser applies an ongoing credit research process to determine which municipal instruments it expects to have absolute value characteristics, which the Adviser considers to have the potential to generate yield and preserve capital without assuming undue risk. As part of this research process, the Adviser has implemented a proprietary Credit Research Database, established a credit surveillance process and developed an internal rating system for municipal investments. The Adviser analyzes potential investments across a variety of factors, including, but not limited to, the following broad categories: financial position; tax base/service area and demand; debt position; economy; legal structure; sustainability and management.

Although ratings by credit rating agencies, including Moody's, S&P and Fitch, may be considered, the Adviser primarily relies on its internal ratings, research ratings, and buy ratings assigned to particular obligors of municipal instruments. The Adviser's "internal ratings" are a measure of an obligor's credit quality, while the Adviser's "research ratings" provide an analysis on a currently held investment and the Adviser's "buy ratings" provide an analysis on a prospective investment. Research and buy ratings incorporate the following criteria:

•The underlying credit quality of the obligor (i.e., the "internal rating")

•An assessment of the bond's future credit quality

•Credit risks associated with any of the obligor's exposure to derivative instruments

•The structural ability of the obligor to liquidate

•The inherent risk of the applicable municipal sector, including the general historic incidence of default and recovery experience

•Rating agency downgrade risk

Portfolio Construction Process. The Adviser uses a combination of qualitative and quantitative analysis to select the securities and obligations in which the Fund will invest. The Adviser begins with the formation of a larger economic outlook, which is then used as the basis for a bottom-up investment strategy along with the credit research analysis explained above. The Adviser aims to achieve portfolio credit quality and risk adjusted after-tax returns. The Adviser then analyzes a universe of securities within fixed-income sectors with relatively low credit risk (as determined by the credit research process explained above) and constructs the Fund's portfolio based on these parameters.

The Adviser continuously monitors the Fund's portfolio on an ongoing basis with a review of duration, security structure, yield curve positioning, sector risk and credit quality. Duration is a mathematical measure of the Fund's or security's price sensitivity to changes in interest rates. Each year of duration represents an expected 1% change in the net asset value of the Fund or security for every 1% change in interest rates. So the longer the Fund's or security's duration, the more sensitive (i.e. volatile) it will be to changes in interest rates. Yield curve positioning refers to the process used by the Adviser to monitor the Fund's overall mix of the fixed-income investments, taking into consideration the varying interest rates and maturities. The Adviser generally sells securities due to credit deterioration and in response to client liquidity requests but will also sell securities opportunistically to enhance portfolio performance.

The Fund is a non-diversified fund under the 1940 Act, which means that it may focus its assets in a limited number of obligors. An obligor refers to the entity responsible for repaying the principal and interest on the bonds, which may be the issuer or an underlying borrower.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions as determined by the Adviser, the Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in cash or high quality cash equivalents (including money market instruments, commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive position.

Gurtin California Municipal Value Fund
Additional Information Regarding Principal Investment Strategies

The Fund's investment objective is to provide current income exempt from regular federal income tax and California state personal income taxes while seeking to preserve capital and liquidity. The Fund's investment objective is non-fundamental and may be changed by the Board of Trustees without a vote of shareholders. The Fund, however, will provide shareholders with at least 60 days' notice prior to making any changes to the investment objective.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in municipal instruments the income from which is exempt from both federal and California state income taxes, which includes municipal instruments of obligors located outside of the State of California as long as such securities are exempt from both federal and California state income taxes. This policy is a fundamental policy of the Fund and may not be changed without the approval of a majority of the outstanding shares of the Fund. For shareholders subject to the alternative minimum tax, a portion of the Fund's distributions may not be exempt from federal income tax. In addition, the Fund will only invest in instruments that meet its internal credit quality standards at the time of purchase (i.e., instruments that the Adviser has determined, irrespective of any assigned rating by an external credit rating agency or whether a rating is assigned, to be of at least equivalent quality as obligations that are rated in the Baa rating category or above by Moody's, or in the BBB rating category or above by S&P or Fitch. Please see Appendix A of the Fund's SAI for a description of each rating category of Moody's, S&P and Fitch.). Although ratings by credit rating agencies may be considered, the Adviser primarily relies on its internal research and the ratings it assigns to particular obligors of municipal obligations when assessing an obligor's credit quality.

The Fund may invest in securities and obligations of any maturity. Investments may include general obligation bonds and notes, lease revenue bonds, and revenue bonds and notes. Securities and obligations purchased may bear fixed, floating or variable rates of interest, or may be zero coupon securities. The Fund may buy securities on a when-issued basis. The Fund may, at times, invest more than 25% of its net assets in municipal instruments the principal and interest payments of which are paid by obligors located in a single state (in addition to California). The income from some of these instruments may not be exempt from California state income taxes. A state includes any State of the United States, the District of Columbia, the U.S. Virgin Islands or any other possession of the United States.

The Fund may invest the remainder of its assets in U.S. government and agency securities, including Treasury bills, bonds, notes, and other obligations issued or guaranteed by the U.S. Treasury or its agencies or instrumentalities, and certain cash and cash equivalents, including cash sweep vehicles. These instruments do not count towards the 80% discussed above.

Adviser's Investment Process

Credit Research. In selecting securities and obligations for the Fund's portfolio, the Adviser applies an ongoing credit research process to determine which municipal instruments it expects to have absolute value characteristics, which the Adviser considers to have the potential to generate yield and preserve capital without assuming undue risk. As part of the research process, the Adviser has implemented a proprietary Credit Research Database, established a credit surveillance process and developed an internal rating system for municipal investments. The Adviser analyzes potential investments across a variety of factors, including, but not limited to, the following broad categories: financial position; tax base/service area and demand; debt position; economy; legal structure; sustainability; and management.

Although ratings by credit rating agencies, including Moody's, S&P and Fitch, may be considered, the Adviser primarily relies on its internal ratings, research ratings and buy ratings assigned to particular obligors of municipal instruments. The Adviser's "internal ratings" are a measure of an obligor's credit quality, while the Adviser's "research ratings" provide an analysis on a currently held investment and the Adviser's "buy ratings" provide an analysis on a prospective investment. Research and buy ratings incorporate the following criteria:

•The underlying credit quality of the obligor (i.e., the "internal rating")

•An assessment of the bond's future credit quality

•Credit risks associated with any of the obligor's exposure to derivative instruments

•The structural ability of the obligor to liquidate

•The inherent risk of the applicable municipal sector, including the general historic incidence of default and recovery experience

•Rating agency downgrade risk

Portfolio Construction Process. The Adviser uses a combination of qualitative and quantitative analysis to select the securities and obligations in which the Fund will invest. The Adviser begins with the formation of a larger economic outlook, which is then used as the basis for a bottom-up investment strategy along with the credit research analysis explained above. The Adviser aims to achieve portfolio credit quality and risk adjusted after-tax returns. The Adviser then analyzes a universe of securities within fixed-income sectors with relatively low credit risk (as determined by the credit research process explained above) and constructs the Fund's portfolio based on these parameters.

The Adviser continuously monitors the Fund's portfolio on an ongoing basis with a review of duration, security structure, yield curve positioning, sector risk and credit quality. Duration is a mathematical measure of the Fund's or security's price sensitivity to changes in interest rates. Each year of duration represents an expected 1% change in the net asset value of the Fund or security for every 1% change in interest rates. So the longer the Fund's or security's duration, the more sensitive (i.e. volatile) it will be to changes in interest rates. Yield curve positioning refers to the process used by the Adviser to monitor the Fund's overall mix of the fixed-income investments, taking into consideration the varying interest rates and maturities. The Adviser generally sells securities due to credit deterioration and in response to client liquidity requests but will also sell securities opportunistically to enhance portfolio performance.

The Fund is a non-diversified fund under the 1940 Act, which means that it may focus its assets in a limited number of obligors. An obligor refers to the entity responsible for repaying the principal and interest on the bonds, which may be the issuer or an underlying borrower.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions as determined by the Adviser, the Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in cash or high quality cash equivalents (including money market instruments, commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive position.

Gurtin National Municipal Intermediate Value Fund
Additional Information Regarding Principal Investment Strategies

The Fund's investment objective is to provide current income exempt from regular federal income tax while seeking to preserve capital and liquidity. The Fund's investment objective is non-fundamental and may be changed by the Board of Trustees without a vote of shareholders. The Fund, however, will provide shareholders with at least 60 days' notice prior to making any changes to the investment objective.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities and instruments the income from which is exempt from federal income tax. This policy is a fundamental policy of the Fund and may not be changed without the approval of a majority of the outstanding shares of the Fund. For shareholders subject to the alternative minimum tax, a portion of the Fund's distributions may not be exempt from federal income tax. In addition, the Fund will only invest in instruments that meet its internal credit quality standards at the time of purchase (i.e., instruments that the Adviser has determined, irrespective of any assigned rating by an external credit rating agency or whether a rating is assigned, to be of at least equivalent quality as obligations that are rated in the Baa rating category or above by Moody's, or in the BBB rating category or above by S&P or Fitch. Please see Appendix A of the Fund's SAI for a description of each rating category of Moody's, S&P and Fitch). Although ratings by credit rating agencies may be considered, the Adviser primarily relies on its internal research and the ratings it assigns to particular obligors of municipal obligations when assessing an obligor's credit quality.

The Fund may invest in instruments of any maturity but, under normal circumstances, the Fund will maintain a portfolio with an overall weighted average maturity range of 3 to 10 years at the time of purchase. During the initial stages of the Fund's operations, the Fund's weighted average maturity may deviate from the stated range while seeking appropriate investments. Investments may include general obligation bonds and notes, lease revenue bonds, and revenue bonds and notes. Securities and obligations purchased may bear fixed, floating or variable rates of interest, or may be zero coupon securities. The Fund may buy securities on a when-issued basis. The Fund may, at times, invest more than 25% of its net assets in municipal instruments the principal and interest payments of which are paid by obligors located in a single state. A state includes any State of the United States, the District of Columbia, the U.S. Virgin Islands or any other possession of the United States.

The Fund may invest the remainder of its assets in other U.S. government and agency securities, including Treasury bills, bonds, notes, and other obligations issued or guaranteed by the U.S. Treasury or its agencies or instrumentalities, and certain cash and cash equivalents, including cash sweep vehicles. These instruments do not count towards the 80% discussed above.

Adviser's Investment Process

Credit Research. In selecting securities and obligations for the Fund's portfolio, the Adviser applies an ongoing research process to determine which municipal instruments it expects to have advantageous relative value characteristics, which the Adviser considers to have the potential to generate yield and preserve capital without assuming undue risk. As part of this research process, the Adviser has implemented a proprietary Credit Research Database, established a credit surveillance process and developed an internal rating system for municipal investments. The Adviser analyzes potential investments across a variety of factors, including, but not limited to, the following broad categories: financial position; tax base/service area and demand; debt position; economy; legal structure; sustainability; and management.

Although ratings by credit rating agencies, including Moody's, S&P and Fitch, may be considered, the Adviser primarily relies on its internal ratings, research ratings, and buy ratings assigned to particular obligors of municipal instruments. The Adviser's "internal ratings" are a measure of an obligor's credit quality, while the Adviser's "research ratings" provide an analysis on a currently held investment and the Adviser's "buy ratings" provide an analysis on a prospective investment. Research and buy ratings incorporate the following criteria:

• The underlying credit quality of the obligor (i.e., the "internal rating")

• An assessment of the bond's future credit quality

• Credit risks associated with any of the obligor's exposure to derivative instruments

• The structural ability of the obligor to liquidate

• The inherent risk of the applicable municipal sector, including the general historic incidence of default and recovery experience

• Rating agency downgrade risk

Portfolio Construction Process. The Adviser uses a combination of qualitative and quantitative analysis to select the securities and obligations in which the Fund will invest. The Adviser begins with the formation of a larger economic outlook, which is then used as the basis for a bottom-up investment strategy along with the credit research analysis explained above. The Adviser aims to achieve portfolio credit quality and risk adjusted after-tax returns. The Adviser then analyzes a universe of securities within fixed-income sectors with relatively low credit risk (as determined by the credit research process explained above) and constructs the Fund's portfolio based on these parameters.

The Adviser continuously monitors the Fund's portfolio on an ongoing basis with a review of duration, security structure, yield curve positioning, sector risk and credit quality. Duration is a mathematical measure of the Fund's or security's price sensitivity to changes in interest rates. Each year of duration represents an expected 1% change in the net asset value of the Fund or security for every 1% change in interest rates. So the longer the Fund's or security's duration, the more sensitive (i.e. volatile) it will be to changes in interest rates. Yield curve positioning refers to the process used by the Adviser to monitor the Fund's overall mix of the fixed-income investments, taking into consideration the varying interest rates and maturities. The Adviser generally sells securities due to credit deterioration and in response to client liquidity requests but will also sell securities as the Adviser deems appropriate to enhance portfolio performance.

The Fund is a non-diversified fund under the 1940 Act, which means that it may focus its assets in a limited number of obligors. An obligor refers to the entity responsible for repaying the principal and interest on the bonds, which may be the issuer or an underlying borrower.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions as determined by the Adviser, the Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in cash or high quality cash equivalents (including money market instruments, commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive position.

Gurtin California Municipal Intermediate Value Fund
Additional Information Regarding Principal Investment Strategies

The Fund's investment objective is to provide current income exempt from regular federal income tax and California state personal income taxes while seeking to preserve capital and liquidity. The Fund's investment objective is non-fundamental and may be changed by the Board of Trustees without a vote of shareholders. The Fund, however, will provide shareholders with at least 60 days' notice prior to making any changes to the investment objective.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities and instruments the income from which is exempt from both federal and California state income taxes, which includes municipal instruments of obligors located outside of the State of California as long as such securities are exempt from both federal and California state income taxes. This policy is a fundamental policy of the Fund and may not be changed without the approval of a majority of the outstanding shares of the Fund. For shareholders subject to the alternative minimum tax, a portion of the Fund's distributions may not be exempt from federal income tax. In addition, the Fund will only invest in instruments that meet its internal credit quality standards at time of purchase (i.e., instruments that the Adviser has determined, irrespective of any assigned rating by an external credit rating agency or whether a rating is assigned, to be of at least equivalent quality as obligations that are rated in the Baa rating category or above by Moody's, or in the BBB rating category or above by S&P or Fitch. Please see Appendix A of the Fund's SAI for a description of each rating category of Moody's, S&P and Fitch). Although ratings by credit rating agencies may be considered, the Adviser primarily relies on its internal research and the ratings it assigns to particular obligors of municipal obligations when assessing an obligor's credit quality.

The Fund may invest in securities and obligations of any maturity but, under normal circumstances, the Fund will maintain a portfolio with an overall weighted average maturity range of 3 to 10 years at the time of purchase. During the initial stages of the Fund's operations, the Fund's weighted average maturity may deviate from the stated range while seeking appropriate investments. Investments may include general obligation bonds and notes, lease revenue bonds, and revenue bonds and notes. Securities and obligations purchased may bear fixed, floating or variable rates of interest, or may be zero coupon securities. The Fund may buy securities on a when-issued basis. The Fund may, at times, invest more than 25% of its net assets in municipal instruments the principal and interest payments of which are paid by obligors located in a single state (in addition to California). The income from some of these instruments may not be exempt from California state income taxes. A state includes any State of the United States, the District of Columbia, the U.S. Virgin Islands or any other possession of the United States.

The Fund may invest the remainder of its assets in other U.S. government and agency securities, including Treasury bills, bonds, notes, and other obligations issued or guaranteed by the U.S. Treasury or its agencies or instrumentalities, and certain cash and cash equivalents, including cash sweep vehicles. These instruments do not count towards the 80% discussed above.

Adviser's Investment Process

Credit Research. In selecting securities and obligations for the Fund's portfolio, the Adviser applies an ongoing research process to determine which municipal instruments it expects to have advantageous relative value characteristics, which the Adviser considers to have the potential to generate yield and preserve capital without assuming undue risk. As part of the research process, the Adviser has implemented a proprietary Credit Research Database, established a credit surveillance process and developed an internal rating system for municipal investments. The Adviser analyzes potential investments across a variety of factors, including, but not limited to, the following broad categories: financial position; tax base/service area and demand; debt position; economy; legal structure; sustainability; and management.

Although ratings by credit rating agencies, including Moody's, S&P and Fitch, may be considered, the Adviser primarily relies on its internal ratings, research ratings and buy ratings assigned to particular obligors of municipal instruments. The Adviser's "internal ratings" are a measure of an obligor's credit quality, while the Adviser's "research ratings" provide an analysis on a currently held investment and the Adviser's "buy ratings" provide an analysis on a prospective investment. Research and buy ratings incorporate the following criteria:

• The underlying credit quality of the obligor (i.e., the "internal rating")

• An assessment of the bond's future credit quality

• Credit risks associated with any of the obligor's exposure to derivative instruments

• The structural ability of the obligor to liquidate

• The inherent risk of the applicable municipal sector, including the general historic incidence of default and recovery experience

• Rating agency downgrade risk

Portfolio Construction Process. The Adviser uses a combination of qualitative and quantitative analysis to select the securities and obligations in which the Fund will invest. The Adviser begins with the formation of a larger economic outlook, which is then used as the basis for a bottom-up investment strategy along with the credit research analysis explained above. The Adviser aims to achieve portfolio credit quality and risk adjusted after-tax returns. The Adviser then analyzes a universe of securities within fixed-income sectors with relatively low credit risk (as determined by the credit research process explained above) and constructs the Fund's portfolio based on these parameters.

The Adviser continuously monitors the Fund's portfolio on an ongoing basis with a review of duration, security structure, yield curve positioning, sector risk and credit quality. Duration is a mathematical measure of the Fund's or security's price sensitivity to changes in interest rates. Each year of duration represents an expected 1% change in the net asset value of the Fund or security for every 1% change in interest rates. So the longer the Fund's or security's duration, the more sensitive (i.e. volatile) it will be to changes in interest rates. Yield curve positioning refers to the process used by the Adviser to monitor the Fund's overall mix of the fixed-income investments, taking into consideration the varying interest rates and maturities. The Adviser generally sells securities due to credit deterioration and in response to client liquidity requests but will also sell securities as the Adviser deems appropriate to enhance portfolio performance.

The Fund is a non-diversified fund under the 1940 Act, which means that it may focus its assets in a limited number of obligors. An obligor refers to the entity responsible for repaying the principal and interest on the bonds, which may be the issuer or an underlying borrower.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions as determined by the Adviser, the Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in cash or high quality cash equivalents (including money market instruments, commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive position.

Additional Information Regarding Principal Investment Risks

The principal risks that may adversely affect each Fund's net asset value ("NAV") per share or total return have previously been summarized under each Fund's "Summary Section." These risks are discussed in more detail below.

Each Fund is designed for long-term investors and is not a complete investment program. You may lose money by investing in the Funds.

The below investment risks are applicable to each of the Gurtin National Municipal Value Fund, Gurtin California Municipal Value Fund, Gurtin National Municipal Intermediate Value Fund and the Gurtin California Municipal Intermediate Value Fund, except as otherwise noted.

California and Single State Municipal Securities Risk. The Gurtin California Municipal Value Fund and Gurtin California Municipal Intermediate Value Fund primarily invest in municipal securities issued by or on behalf of the State of California, its agencies, localities, and instrumentalities but may, at times, invest more than 25% of their respective net assets in municipal securities the principal and interest payments of which are paid by obligors located in a single state, other than California. The Gurtin National Municipal Value Fund and Gurtin National Municipal Intermediate Value Fund may, at times, invest more than 25% of their respective net assets in municipal securities issued by or on behalf of any single state. The Funds' investments are therefore more vulnerable to events affecting a single state than investments of a Fund that invests in the municipal securities of a number of different states. The Funds' investments could be adversely affected by events limited to a single state, such as local or state legislation affecting a single state's municipalities or issuers, local or state changes in taxation of municipal securities, political changes, litigation against the State, or the effects of natural catastrophes more common in a single state than in other states, such as, in the case of a state like California, earthquakes or fires. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall single state's municipal market. For more information on the risks associated with California municipal instruments, see the Special Considerations Regarding Investments in California Municipal Securities section of the Fund's SAI.

Credit Risk. The financial condition of an obligor of a fixed-income security may cause the obligor to be unable to meet its obligation to pay interest or principal due on the security and may ultimately result in obligor default. If an obligor defaults, a fixed-income security could lose all of its value, be renegotiated at a lower interest rate or principal amount or become illiquid. Generally, price volatility increases as a fixed-income security's credit rating declines, which can cause the price of fixed-income securities to go down.

Extension Risk. If interest rates rise, prepayments of principal on certain callable fixed-income securities may occur less quickly and, as a result, the expected receipt of principal on such callable fixed-income securities could lengthen. Because payments are made later than expected, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rate.

Floating Rate Securities Risk. Floating rate notes generally carry lower yields than fixed notes of the same maturity. Securities with variable or floating interest rates may be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or at the same pace, as interest rates in general. The interest rate for a floating rate note occasionally adjusts or resets by reference to a benchmark interest rate. Benchmark interest rates, such as London Interbank Offered Rate ("LIBOR"), may not precisely track market interest rates. In general, securities with longer durations tend to be more sensitive to interest rate changes, which may make them more volatile than securities with shorter durations.

Income Risk. When interest rates fall, the Fund's income may decline. This decline can occur because the Fund may invest in lower-yielding bonds as bonds in its portfolio mature.

Interest Rate Risk. The value of fixed-income securities may decline due to changes in prevailing interest rates. An increase in interest rates typically causes a decrease in the value of fixed-income securities in which the Fund may invest. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than fixed-income securities with shorter durations. Given the historically low interest rate environment, risks associated with rising rates are heightened. Obligations with longer durations may be more sensitive to changes in interest rates.

Liquidity Risk. Liquid investments may become illiquid after purchase by the Fund, especially during periods of market turmoil. There can be no assurance that a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.

Management Risk.  The skill of the Adviser will play a significant role in the Fund's ability to achieve its investment objective. The Fund's ability to achieve its investment objective depends on the ability of the Adviser to correctly evaluate credit quality of obligors and identify economic trends, and the Adviser could be incorrect in its analysis.

Market Risk. Market risk is the risk that the bond market may go down in value and that you may lose money on your investment in the Fund. Moreover, the securities selected by the Adviser may underperform the bond market, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Municipal Securities Risk. The municipal securities market is volatile, and the ability of municipal obligors to make timely payments of interest and principal can be significantly affected by adverse tax, legislative, or political changes in the financial condition of the issuers of municipal securities, general economic downturns, and the reallocation of governmental cost burdens among federal, state and local governments. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the inability to collect revenues for the project. Additionally, laws enacted in the future by Congress or state legislatures or referenda could extend the duration, or impose other constraints on enforcement of such obligations.

General Obligation Bonds. General obligation bonds are generally secured by the obligor's pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity's credit will depend on many factors.

Revenue Bonds. Revenue bonds are generally backed by and payable from the revenues derived from a specific facility or specific revenue source or sources. As a result, the revenue bonds in which the Fund invests may entail greater credit risk than the Fund's investments in general obligation bonds.

Lease Revenue Bonds. Lease revenue bonds and other municipal lease obligations may be considered less secure than a general obligation or revenue bond and may or may not include a debt service reserve fund. There have also been certain legal challenges to the use of lease revenue bonds in various states.

Zero Coupon Bonds. Because zero coupon bonds do not make interest payments for a certain period of time, they are generally purchased by a Fund at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. The market prices of these bonds generally are more volatile than the market prices of securities that pay interest on a regular basis. Since a Fund will not receive cash payments earned on these securities on a current basis, the Fund may be required to make distributions from other sources. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

Non-Diversification Risk. The Fund is non-diversified, which means that there is no restriction on how much the Fund may invest in the securities of an obligor under the 1940 Act. Because of this, greater investment in a single obligor makes the Fund more susceptible to financial, economic or market events impacting such obligor. (A "diversified" investment company is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single obligor.)

Prepayment Risk. Fixed-income securities may be subject to unanticipated prepayment, shortening the effective maturity of the security. As a result, prepayments may reduce the return on investment and cause increased price volatility in fixed-income securities. Such prepayments often occur during periods of declining interest rates, and may cause the Fund to reinvest its assets in lower yielding securities.

Risk of Taxation. Although the Fund seeks to invest primarily in securities that are not subject to regular federal income tax, the Fund may invest a portion of its total assets in municipal securities subject to the federal alternative minimum tax. In addition, the Fund is authorized to invest up to 20% of its assets in securities the income from which is not tax-exempt and a higher percentage of its assets under extraordinary circumstances. Your share of income from such investments will be taxable for state and/or federal income tax purposes.

With respect to any bonds that were acquired by the Fund at a more than de minimis discount to their adjusted issue price for federal income tax purposes, all or a portion of any gain recognized in connection with a sale or disposition of such bond will be required to be treated as ordinary interest income (and not capital gain or tax-exempt interest) to the extent of any "market discount" that has accrued during the period the bonds were held by the Fund. In addition, certain bonds held by the Fund may be restructured or modified in a manner that results in a "significant modification" for federal income tax purposes. In that case, the Fund will be treated as having exchanged the original bonds for new modified bonds in a taxable disposition and generally will recognize taxable gain or loss, without regard to whether the actual proceeds are received by the Fund in the restructuring. Any such gain recognized by the Fund may be treated as ordinary income to the extent of any market discount that has accrued in respect of the bonds at the time of the significant modification. Prospective investors should be aware that the Fund's investments may generate taxable income without corresponding cash distributions and investors generally will need to use their own funds to satisfy any tax liabilities arising from an investment in the Fund.

Tax-Exempt Status Risk. While the Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (a) a security issued as tax-exempt may be reclassified as taxable by the Internal Revenue Service or a state tax authority, and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund's shares, to decline. Further, the Fund may rely on opinions of bond counsel given at the time a municipal security is originally issued, stating that the interest paid on those securities will be exempt from applicable income tax. Neither the Fund nor the Adviser will independently verify the opinions when given or whether the opinions have been changed by subsequent events. If the opinions are found to be invalid, the Fund may have taxable income from those securities and your share of that income will be taxable, subjecting both the Fund and you to the possibility of substantial tax liabilities.

U.S. Treasury and Agency Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. Treasury or its agencies and instrumentalities. Certain of these agency or instrumentality securities the Fund may purchase are backed only by the credit of the agency or instrumentality and not by the full faith and credit of the United States. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. In addition, the value of U.S. government securities may be affected by changes in the credit rating of the U.S. government.

When-Issued Securities Risk. Municipal securities may be issued on a when-issued basis, where payment and delivery take place at a future date beyond the normal settlement date. Because the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price. In addition, interest is not generally paid on when-issued securities until settlement.

Management

The Gurtin National Municipal Value Fund, Gurtin California Municipal Value Fund, Gurtin National Municipal Intermediate Value Fund and the Gurtin California Municipal Intermediate Value Fund (each a "Fund"; collectively the "Funds") are each a series of Forum Funds II (the "Trust"), an open-end, management investment company (mutual fund). The Board of Trustees (the "Board") oversees the management of the Funds and meets periodically to review each Fund's performance, monitor investment activities and practices and discuss other matters affecting the Funds. Additional information regarding the Board and the Trust's executive officers may be found in the Funds' SAI.

The Adviser

The Funds' investment adviser is Gurtin Fixed Income Management, LLC (the "Adviser"), 440 Stevens Avenue, Suite 260, Solana Beach, CA 92075. The Adviser is a registered investment adviser and provides investment advisory services to the Funds. As of December 31, 2015, the Adviser had approximately $9.9 billion of assets under management.

Subject to the general oversight of the Board, the Adviser makes investment decisions for each Fund pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of each Fund (the "Advisory Agreement"). The Adviser receives an advisory fee at an annual rate equal to 0.45% of the average annual daily net assets of the Gurtin National Municipal Value Fund and Gurtin California Municipal Value Fund and 0.35% of the average annual daily net assets of the Gurtin National Municipal Intermediate Value Fund and Gurtin California Municipal Intermediate Value Fund under the terms of the Advisory Agreement. The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of the Gurtin National Municipal Value Fund and Gurtin California Municipal Value Fund Institutional Shares to 0.60%, and Investor Shares to 0.85% through January 28, 2017 and of each of the Institutional Shares and Investor Shares of Gurtin National Municipal Intermediate Value Fund and Gurtin California Municipal Intermediate Value Fund to 0.39%, respectively, through January 28, 2017 ("Expense Caps"). The Expense Caps may only be raised or eliminated with the consent of the Board. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Caps apply. The actual advisory fee rate paid by the Funds to the Adviser for the fiscal year ended September 30, 2015 was 0.16% and 0.30% by the Institutional Shares of Gurtin National Municipal Value Fund and Gurtin California Municipal Value Fund, respectively.

The actual advisory fee rate paid by the Funds to the Adviser is not provided for the Institutional Shares of Gurtin National Municipal Intermediate Value Fund and Gurtin California Municipal Intermediate Value Fund because the Funds commenced operations after the period ended September 30, 2015.

A discussion summarizing the basis on which the Board approved the Advisory Agreement will be included in the Funds' semi-annual report for the period ending March 31, 2016.

Portfolio Managers

Bill Gurtin, Michael Johnson, Myles Grenier, Jim Grandinetti and Brian Hannibal of Gurtin Fixed Income Management, LLC, are the portfolio managers of the Funds and are jointly responsible for the day-to-day management of the Funds. Messrs. Gurtin, Johnson, Grandinetti and Hannibal have been the portfolio managers of Gurtin National Municipal Value Fund and Gurtin California Municipal Value Fund since their inceptions in 2014. Messr. Grenier has been the portfolio managers of Gurtin National Municipal Value Fund and Gurtin California Municipal Value Fund since 2015. Messrs. Gurtin, Johnson, Grenier, Grandinetti and Hannibal have been the portfolio managers of Gurtin National Municipal Intermediate Value Fund and Gurtin California Municipal Intermediate Value Fund since their inceptions in 2015.

•Bill Gurtin, founder and a Managing Partner of the firm, has served as the Chief Executive Officer and Chief Investment Officer at Gurtin Fixed Income since the firm's founding in 2008, and serves as a member of the

Investment Committee. Prior to founding Gurtin Fixed Income, Mr. Gurtin was Senior Vice President and Senior Portfolio Manager of Fixed Income Investments for The Gurtin Group at Morgan Stanley. Mr. Gurtin brings 29 years of fixed income management experience, including nine years at Morgan Stanley where he managed high grade fixed income portfolios exclusively for high net worth and ultra-high net worth individuals. Upon his departure from Morgan Stanley in January 2008 his team was responsible for overseeing $5.2 billion in discretionary fixed income portfolios. At Gurtin Fixed Income, as Chief Investment Officer, Mr. Gurtin is responsible for: 1) leading the internal development of our forecast for interest rates and the yield curve, 2) leading the selection of security structure in the Municipal and Government securities universe which offers the best risk/reward characteristics given the firm's rate and yield curve forecasts, and 3) defining the firm's investment philosophy. As Chief Executive Officer of Gurtin Fixed Income, Mr. Gurtin is responsible for setting direction for the long-term strategy of the firm and overseeing day to day operations.

• Michael Johnson, a Managing Partner of the firm, has served as the Head of Research since 2008 and serves as a member of the Investment Committee. Prior to serving as Co-Chief Investment Officer from 2013 to 2015, Mr. Johnson was also responsible for the oversight and management of the IT and Compliance departments at Gurtin Fixed Income. Prior to joining Gurtin Fixed Income, Mr. Johnson spent 3 years as Director and the head of the Municipal Credit Team at Merrill Lynch & Co. in New York, where he oversaw the team that managed and reported municipal credit risk, assigned and maintained internal ratings, approved derivative transactions, and negotiated municipal derivative contracts. During Mr. Johnson's last year at Merrill Lynch, he was also the head of the Banking and Insurance Credit Teams, in addition to the Municipal Credit Team. Mr. Johnson began his financial services career as a credit analyst at Moody's Investors Service 16 years ago. While at Moody's, he spent 7 years as a member of several public finance groups, with the last three years spent as the Co-Manager of Moody's Midwest Regional Office. At Gurtin Fixed Income, Mr. Johnson is responsible for: 1) setting the firm's credit quality thresholds and determining the credit risk associated with each municipal sector, 2) overseeing maintenance of the integrity of the firm's proprietary credit research database, and 3) defining the strategic forward vision of the Research and Portfolio Management departments.

• Myles Grenier, a CFA Charterholder since 2012 and Senior Associate at Gurtin Fixed Income, serves as a member of the Investment Committee. Prior to joining Gurtin Fixed Income in 2014, Mr. Grenier spent 2+ years as a Senior Account Controller at State Street Bank before moving to Putnam Investments, where he worked as a Securities Data Analyst for 3 years. In 2013, Mr. Grenier joined the Performance Attribution team at Putnam. At Gurtin Fixed Income, Mr. Grenier is a member of the Portfolio Management group, responsible for trading and portfolio structure for various taxable and tax-exempt strategies.

• Jim Grandinetti, a Partner of the firm, has served as the Head of Portfolio Management at Gurtin Fixed Income since 2013, and serves as a member of the Investment Committee. Prior to joining Gurtin Fixed Income in 2008, Mr. Grandinetti worked as a Fixed Income Trader for 9 years, most recently as a Vice President at Morgan Stanley at the firm's New York City fixed income trading headquarters. Previously, Mr. Grandinetti was a trader at Royal Alliance for three years, and a trader with Hennion & Walsh. At Gurtin Fixed Income, Mr. Grandinetti is responsible for: 1) oversight of the portfolio managers and 2) managing tax-exempt fixed income portfolios and funds managed under the Municipal Value strategy.

• Brian Hannibal, a CFA charter holder since 2012 and Senior Associate at Gurtin Fixed Income, serves as a member of the Investment Committee. Prior to joining Gurtin Fixed Income in 2013, Mr. Hannibal spent 1+ years as a Senior Fund Accountant at State Street Bank before moving on to Eaton Vance Investment Managers where he served 3 years as a Senior Associate on the Fund Administration team. In 2012, Mr. Hannibal moved over to the Municipal Bond group at Eaton Vance as a Portfolio Manager Assistant where he worked with trading, research, and portfolio managers in a wide range of duties that contributed to the managing of mutual funds along with separately managed accounts. At Gurtin Fixed Income, Mr. Hannibal is a member of the Portfolio Management group, responsible for trading and portfolio structure for various taxable and tax-exempt strategies.

The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the ownership of Fund shares by the portfolio managers.

Other Service Providers

Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") provides fund accounting, fund administration, and compliance services to each Fund and the Trust and supplies certain officers of the Trust, including a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, an Anti-Money Laundering Compliance Officer and additional compliance support personnel. Atlantic Shareholder Services, LLC, a wholly-owned subsidiary of Atlantic, provides transfer agency services to the Fund and the Trust.

Foreside Fund Services, LLC (the "Distributor"), the Trust's principal underwriter, acts as the Trust's distributor in connection with the offering of Fund shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Adviser or with Atlantic or their affiliates.

Fund Expenses

Each Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Funds and other series of the Trust based upon methods approved by the Board. The Adviser or other service providers may waive all or any portion of their fees and may reimburse certain expenses of the Fund. Expenses that are directly attributable to a specific class of shares, such as distribution fees and shareholder servicing fees, are charged directly to that class. Any agreement to waive fees or to reimburse expenses increases the investment performance of the applicable Fund and its applicable share classes for the period during which the waiver or reimbursement is in effect. Current Adviser fee waiver and/or expense reimbursements are reflected in the section titled "Fees and Expenses."

Your Account

General Information

You may purchase or sell (redeem) shares of each Fund on any day that the NYSE is open for business. Notwithstanding this fact, a Fund may, only in the case of an emergency, calculate its NAV and accept and process shareholder orders when the NYSE is closed.

You may purchase or sell shares of a Fund at the next NAV calculated (normally 4:00 p.m., Eastern Time) after the transfer agent or your approved broker-dealer or other financial intermediary receives your request in good order. "Good order" means that you have provided sufficient information necessary to process your request as outlined in this Prospectus, including any required signatures, documents, payment and Medallion Signature Guarantees. All requests to purchase or sell Fund shares received in good order prior to a Fund's close will receive that day's NAV. Requests received in good order after a Fund's close or on a day when a Fund does not value its shares will be processed on the next business day and will be priced at the next NAV. The Funds cannot accept orders that request a particular day or price for the transaction or any other special conditions.

Shares of the Funds will only be issued against full payment, as described more fully in this Prospectus and the SAI. The Funds do not issue share certificates.

If you purchase shares directly from a Fund, you will receive a confirmation of each transaction and monthly statements detailing Fund balances and all transactions completed during the prior month. Automatic reinvestments of distributions and systematic withdrawals may be confirmed only by monthly statement, if applicable. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and monthly statements.

Each Fund may temporarily suspend or discontinue any service or privilege, including systematic withdrawals, wire redemption privileges and telephone or internet redemption privileges, if applicable. Each Fund reserves the right to refuse any purchase request for any reason including, but not limited to, requests that could adversely affect the Fund or its operations. If a Fund were to refuse any purchase request, it would notify the purchaser and will remit to the purchaser all funds received by wire in connection with the rejected purchase order. The Adviser, as an agent of the Trust, will maintain policies and procedures to ensure that the Funds' transfer agent is timely notified of any rejected purchase orders. The Funds, the Adviser, and the transfer agent will not be responsible for any losses incurred by an investor due to a rejected purchase.

NAV Determination. The NAV of each Fund is determined by taking the market value of the total assets of each Fund, subtracting the liabilities of each Fund and then dividing the result (net assets) by the number of outstanding shares of each Fund. Each Fund calculates its NAV as of the close of trading on the NYSE (generally 4:00 p.m., Eastern Time) on each weekday that the NYSE is open, except as described below.

The NYSE is open every weekday, Monday through Friday. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. The NYSE may close early on the day before each of these holidays as well as on the day after Thanksgiving Day, and the NYSE holiday schedule is subject to change without notice.

How to Contact the Fund

E-mail the Funds at:

gurtinvaluefunds.ta@atlanticfundservices.com

Write the Funds:

Gurtin Value Funds
P.O. Box 588
Portland, Maine 04112

Overnight Address:

Gurtin Value Funds
c/o Atlantic Fund Services
Three Canal Plaza, Ground Floor
Portland, Maine 04101

Telephone the Funds at:

(844) 342-5763 (toll free)

Wire investments (or ACH payments):

Please contact the transfer agent at (844) 342-5763 (toll free) to obtain the ABA routing number and account number for the Funds.

The NAV per share of each class of shares of each Fund class is determined by taking the market value of the total assets of the class, subtracting the liabilities of the class and then dividing the result (net assets) by the number of outstanding shares of the class.

Each Fund values securities for which market quotations are readily available, including exchange-traded investment companies, at current market value, except for certain short-term securities that may be valued at amortized cost. Securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued using the last quoted sales price, or in the absence of a sale, at the mean between the current bid and asked price. Investments in non-exchange traded investment companies are valued at their NAVs.

If market quotations are not readily available or a Fund reasonably believes that they are unreliable, that Fund will seek to value such securities at fair value, as determined in good faith using procedures approved by the Board. The Board has delegated day-to-day responsibility for fair valuation determinations in accordance with the procedures to a Valuation Committee composed of management members who are appointed to the Committee by the Board. The Committee makes such determinations under the supervision of the Board. Fair valuation may be based on subjective factors. As a result, the fair value price of a security may differ from that security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotations. To the extent that the Fund invests in open-end investment companies, the prospectuses for those investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Fixed-income securities may be valued at prices supplied by a Fund's pricing agent based on broker-supplied or dealer-supplied valuations or on matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

Transactions Through Financial Intermediaries. The Funds have authorized certain financial services companies, broker-dealers, banks and other agents, including the designees of such entities (collectively, "financial intermediaries"), to accept purchase, exchange and redemption orders on the Funds' behalf. If you invest through a financial intermediary, the policies and fees of the financial intermediary may be different from the policies and fees you would be subject to if you had invested directly in the Funds. Among other things, financial intermediaries may charge transaction fees and may set different minimum investment restrictions or limitations on buying or selling Fund shares. You should consult your broker or another representative of your financial intermediary for more information.

Each Fund will be deemed to have received a purchase or redemption order when a financial intermediary that is an agent of the Funds for the purpose of accepting orders receives the order. All orders to purchase or sell shares are processed as of the next NAV calculated after the order has been received in good order by a financial intermediary. Orders are accepted until the close of trading on the NYSE every business day (normally 4:00 p.m., Eastern Time) and are processed, including by financial intermediaries, at that day's NAV.

Payments to Financial Intermediaries. A Fund, at its own expense, may pay additional compensation to financial intermediaries for shareholder-related services, including administrative, recordkeeping and shareholder communication services. In addition, pursuant to any applicable 12b-1 plan, a Fund may pay compensation to financial intermediaries for distribution-related services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or a similar program sponsor or for services provided in connection with such fund supermarket platforms and programs. To the extent that a Fund pays all or a portion of such compensation, the payment is designed to compensate the financial intermediary for distribution activities or for providing services that would otherwise be provided by a Fund's transfer agent and/or administrator.

The Adviser or another Fund affiliate, out of its own resources and not as an expense of a Fund, may provide additional compensation to financial intermediaries. Such compensation is sometimes referred to as "revenue sharing." Compensation received by a financial intermediary from the Adviser or another Fund affiliate may include payments for shareholder servicing, marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding a Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred in compensating registered sales representatives and preparing, printing and distributing sales literature.

The amount of compensation paid to different financial intermediaries may vary. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in a Fund.

Any compensation received by a financial intermediary, whether from the Funds, the Adviser or another affiliate, and the prospect of receiving such compensation, may provide the financial intermediary with an incentive to recommend the shares of a Fund, or a certain class of shares of a Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of a Fund within its organization by, for example, placing it on a list of preferred funds.

Anti-Money Laundering Program. Customer identification and verification are part of each Fund's overall obligation to deter money laundering under federal law. The Trust's Anti-Money Laundering Program is designed to prevent a Fund from being used for money laundering or the financing of terrorist activities. In this regard, a Fund reserves the right, to the extent permitted by law, (1) to refuse, cancel or rescind any purchase order or (2) to freeze any account and/or suspend account services. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authorities or applicable law. If your account is closed at the request of governmental or law enforcement authorities, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings. A description of the Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI.

Choosing a Share Class

Each Fund offers two classes of shares: Institutional Shares and Investor Shares. Each class has a different combination of purchase restrictions and ongoing fees, allowing you to choose the class that best meets your needs. The following is a summary of the differences between Institutional Shares and Investor Shares of the Funds. Currently, Investor Shares are not offered for sale. Any potential investor, including an individual, that meets the Minimum Initial Investment requirements specified below may invest in Institutional Shares.

Institutional Shares. Institutional Shares of each Fund are generally designed for institutional investors (such as financial planners and registered investment advisers) investing for proprietary programs and firm discretionary accounts and a limited number of certain other investors. Institutional Shares are sold without the imposition of initial sales charges and are not subject to Rule 12b-1 fees.

Investor Shares. Investor Shares of each Fund are for retail investors who invest in a Fund directly or through a fund supermarket or other investment platform. Investor Shares are not sold with the imposition of initial sales charges but are subject to a Rule 12b-1 fee of up to 0.25% of the Investor Shares' average daily net assets. A lower minimum initial investment is required to purchase Investor Shares.

	Institutional Shares	Investor Shares
Minimum Initial Investment	$250,000	$2,500
Sales Charges	None	None
Rule 12b-1 Distribution Fees	None	0.25%

Under certain circumstances, an investor's investment in one class of shares of a Fund may be converted into an investment in the other class of shares of that Fund. No gain or loss will generally be recognized for federal income tax purposes as a result of such a conversion, and a shareholder's basis in the acquired shares will be the same as such shareholder's basis in the converted shares. Shareholders should consult their tax advisors regarding the state and local tax consequences of such a conversion, or any exchange of shares.

Buying Shares

How to Make Payments. Unless purchased through a financial intermediary, all investments must be made by Automated Clearing House ("ACH") or wire. The Funds do not accept purchases made by check, cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check).

ACH. The Automated Clearing House system maintained by the Federal Reserve Bank allows banks to process checks, transfer funds and perform other tasks. Your U.S. financial institution may charge you a fee for this service.

Wires. You may instruct the U.S. financial institution with which you have an account to make a federal funds wire payment to the Fund. Your U.S. financial institution may charge you a fee for this service.

The Fund reserves the right in its sole discretion to refuse any purchase request, including subsequent purchases. Any funds received by wire for purchase of Fund shares shall be remitted to the purchaser in connection with the rejected purchase.

Minimum Investments. Each Fund accepts investments in the following minimum amounts:

	Institutional Shares		Investor Shares
	Minimum Initial Investment	Minimum Additional Investment	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$250,000	None	$2,500	$100

Each Fund reserves the right to waive minimum investment amounts, if deemed appropriate by an officer of the Trust.

The Funds are generally available for investment by clients of financial planners and registered investment advisers and a limited number of certain other investors, each as approved from time to time by the Adviser. These investors may be permitted to aggregate the value of accounts in order to meet minimum investment amounts. All investments are subject to approval by the Adviser.

There is no initial or subsequent investment minimum for directors, officers and employees of the Adviser or the spouse, sibling, direct ancestor, or direct descendent (collectively, "relatives") of any such person, any trust or the estate of any such person or relative. Please check with your financial intermediary concerning minimum initial and subsequent investment amount requirements with respect to retirement accounts.

Account Requirements. The following table describes the requirements to establish certain types of accounts in the Funds.

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants).	•Instructions must be signed by all persons named as account owners exactly as their names appear on the account.

Type of Account	Requirement
Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts are owned by a minor child but controlled by an adult custodian.	•Depending on state laws, you may set up a custodial account under the UGMA or the UTMA. •The custodian must sign instructions in a manner indicating custodial capacity.
Corporations/Other Entities These accounts are owned by the entity, but control is exercised by its officers, partners or other management.

•The entity should submit a certified copy of its articles of incorporation (or a government-issued business license or other document that reflects the existence of the entity) and a corporate resolution or a secretary's certificate.

Trusts	•The trust must be established before an account may be opened. •The trust should provide the first and signature pages from the trust document identifying the trustees.

Account Application and Customer Identity Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, U.S. taxpayer identification number ("TIN"), physical street address, date of birth and other information or documents that will allow the Fund to identify you. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial adviser. If the Fund cannot obtain the required information within a timeframe established in its sole discretion, your application will be rejected.

When your application is in good order and includes all required information, your order will normally be processed at the NAV next calculated after receipt of your application and investment amount. The Fund will attempt to verify your identity using the information that you have supplied and other information about you that is available from third parties, including information available in public and private databases, such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next NAV calculated after the Fund decides to close your account. If your account is closed, you may realize a gain or loss on the Fund shares in the account. You will be responsible for any related taxes and will not be able to recoup any redemption fees assessed, if applicable.

Policy on Prohibition of Foreign Shareholders. Each Fund requires that all shareholders be U.S. persons or U.S. resident aliens with a valid TIN (or show proof of having applied for a TIN and commit to provide a valid TIN within 60 days) in order to open an account with the Fund.

Investment Procedures. The following table describes the procedures for investing in the Funds.

How to Open an Account	How to Add to Your Account
Through a Financial Intermediary •Contact your financial intermediary using the method that is most convenient for you.	Through a Financial Intermediary •Contact your financial intermediary using the method that is most convenient for you.

How to Open an Account	How to Add to Your Account

By Wire

•Call, write or e-mail the Fund for an account application.

•Complete the application (and other required documents, if applicable).

•Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number if your purchase order is accepted.

•Mail the Fund your original application (and other required documents, if applicable).

•Instruct your U.S. financial institution to wire money to the Fund.

By Wire

•Call the Fund to notify the transfer agent of your intention to purchase additional Fund shares.

•If your purchase order is accepted, instruct your U.S. financial institution to wire money to the Fund.

By ACH Payment (for Investor Shares only)

•Call the Fund to request a purchase by ACH payment.

•The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application.

•ACH purchases are limited to $25,000 per day.

Limitations on Frequent Purchases. The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Funds' policy to discourage short-term trading. Frequent trading in a Fund, such as traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies may interfere with the management of the Fund's portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, a Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders. The Funds do not permit market timing and will not knowingly accommodate trading in Fund shares in violation of these policies.

Focus is placed on identifying redemption transactions which may be harmful to a Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a predetermined period of time. If frequent trading trends are detected, an appropriate course of action may be taken. Each Fund reserves the right to cancel, restrict or reject without any prior notice, any purchase order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

Because the Funds may receive purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Funds cannot always detect frequent purchases and redemptions. As a consequence, the Funds' ability to monitor and discourage abusive trading practices in such accounts may be limited. The Funds' Distributor has entered into agreements with financial intermediaries that maintain omnibus accounts with the Funds' transfer agent. Under the terms of such agreements, the financial intermediaries undertake to cooperate in monitoring purchase, exchange and redemption orders by their customers to help detect and prevent frequent trading in the Funds.

Each Fund reserves the right to refuse any purchase including exchange requests, particularly those requests that could adversely affect the Fund or its operations.

Canceled or Failed Payments. Each Fund accepts ACH payments at full value subject to collection. If the Fund does not receive your payment for shares or you pay with an ACH payment that does not clear, your purchase will be canceled within two business days of notification from your bank that your funds did not clear. You will be responsible for any actual losses and expenses incurred by the Fund or the transfer agent. Each Fund and its agents have the right to reject or cancel any purchase request due to non-payment.

Selling Shares

Redemption orders received in good order will be processed at the next calculated NAV. The right of redemption may not be suspended for more than seven days after the tender of Fund shares, except for any period during which (1) the NYSE is closed (other than customary weekend and holiday closings) or the Securities and Exchange Commission (the "SEC") determines that trading thereon is restricted, (2) an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to determine fairly the value of its net assets, or (3) the SEC has entered a suspension order for the protection of the shareholders of a Fund.

If a Fund has not yet collected payment for the shares being sold, it may delay sending redemption proceeds until such payment is collected, which may be up to 15 calendar days.

How to Sell Shares from Your Account
Through a Financial Intermediary •If you purchased shares through your financial intermediary, your redemption order must be placed through the same financial intermediary.

By Mail

•Prepare a written request including:

•your name(s) and signature(s);

•your account number;

•the Fund name and class;

•the dollar amount or number of shares you want to sell;

•how and where to send the redemption proceeds;

•a Medallion Signature Guarantee (if required); and

•other documentation (if required).

•Mail the Fund your request and documentation.

By Telephone

•Call the Fund with your request, unless you declined telephone redemption privileges on your account application.

•Provide the following information:

•your account number;

•the exact name(s) in which the account is registered; and

•an additional form of identification.

•Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

By Systematic Withdrawal

•Complete the systematic withdrawal section of the application.

•Attach a voided check to your application.

•Mail the completed application to the Fund.

•Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

Wire Redemption Privileges. You may redeem your shares with proceeds payable by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges. You may redeem your shares by telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for an unauthorized telephone redemption order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Funds by telephone, you may mail us your redemption order.

Systematic Withdrawals. You may establish a systematic withdrawal plan to automatically redeem a specific amount of money or shares from your account on a specified day and frequency not to exceed one withdrawal per month. Payments for systematic withdrawals are sent by check to your address of record, or if you so designate, to your bank account by ACH payment. To establish a systematic withdrawal plan, complete the systematic withdrawal section of the account application. The plan may be terminated or modified by a shareholder or a Fund at any time without charge or penalty. You may terminate your participation in a systematic withdrawal plan at any time by contacting a Fund sufficiently in advance of the next withdrawal.

A withdrawal under a systematic withdrawal plan involves a redemption of Fund shares and may result in a gain or loss for federal income tax purposes. Please call (844) 342-5763 (toll free) for additional information regarding systematic withdrawal plans.

Signature Guarantee Requirements. To protect you and the Funds against fraud, signatures on certain requests must have a Medallion Signature Guarantee. A Medallion Signature Guarantee verifies the authenticity of your signature. You may obtain a Medallion Signature Guarantee from most banking institutions or securities brokers but not from a notary public. Written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder are required for any of the following:

•written requests to redeem $100,000 or more;

•changes to a shareholder's record name or account registration;

•paying redemption proceeds from an account for which the address has changed within the last 30 days;

•sending redemption and distribution proceeds to any person, address or financial institution account not on record;

•sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; and

•adding or changing ACH or wire instructions, the telephone redemption or exchange option or any other election in connection with your account.

Each Fund reserves the right to require Medallion Signature Guarantees on all redemptions.

Small Account Balances. If the value of your account falls below the minimum account balances in the following table, the Fund may ask you to increase your balance. If the account value is still below the minimum balance after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of Fund performance. Please check with your financial intermediary concerning required minimum account balances.

Minimum Account Balance	Institutional Shares	Investor Shares
Standard Accounts	$100	$100

Redemptions in Kind. Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, a Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. Pursuant to an election filed with the SEC, under certain circumstances, the Funds may pay redemption proceeds in portfolio securities rather than in cash. If a Fund redeems shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the costs of liquidating the securities (such as brokerage costs) and the possibility of a lack of a liquid market for those securities. Please see the SAI for more details on redemptions in kind.

Forced Redemptions. A Fund reserves the right to unilaterally redeem a shareholder's interests in the Fund without prior notice to the shareholder if deemed necessary to more effectively implement the Fund's investment strategy under prevailing market conditions. In such an event, your shares would be redeemed at the NAV next determined after receipt of instructions from the Fund.

Lost Accounts. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding check (unpaid for six months or more) and checks that have been returned to the transfer agent may be reinvested at the current NAV, and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance but will be held in a different account. Any of your unclaimed property may be transferred to the state of your last known address if no activity occurs in your account within the time period specified by that state's law.

Distribution and Shareholder Service Fees. The Trust has adopted a Rule 12b-1 plan under which each Fund pays the Distributor a fee up to 0.25% of the average daily net assets of Investor Shares for distribution services and/or the servicing of shareholder accounts. Because the Investor Shares may pay distribution fees on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor may pay any fee received under the Rule 12b-1 plan to the Adviser or other financial intermediaries that provide distribution and shareholder services with respect to Investor Shares.

In addition to paying fees under the Rule 12b-1 plan, the Funds may pay service fees to financial intermediaries for administration, recordkeeping and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

Exchanging Shares

You may exchange Fund shares for shares of other Gurtin Value Funds. For a list of funds available for exchange, call the transfer agent. Be sure to confirm with the transfer agent that the Fund into which you exchange is available for sale in your jurisdiction. Funds available for exchange may not be available for purchase in your jurisdiction. Because exchanges are a sale and purchase of shares, they may have tax consequences.

Requirements.You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number). There is no limit on exchanges, but the Funds reserve the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone exchange order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

How to Exchange
Through a Financial Intermediary •Contact your financial intermediary by the method that is most convenient for you.

By Mail

•Prepare a written request including:

•your name(s) and signature(s);

•your account number;

•the name of each Fund you are exchanging;

•the dollar amount or number of shares you want to sell (and exchange);

•a Medallion Signature Guarantee (if required); and

•other documentation (if required).

•Complete a new account application if you are requesting different shareholder privileges in the Fund into which you are exchanging.

•Mail the Fund your request and documentation.

How to Exchange

By Telephone

•Call the Fund with your request, unless you declined telephone redemption privileges on your account application.

•Provide the following information:

•your account number;

•exact name(s) in which the account is registered; and

•additional form of identification.

Retirement Accounts

Investments through retirement accounts may only be placed with your financial intermediary. The Funds will not directly accept investments through retirement accounts. Please check with your financial intermediary concerning minimum initial and subsequent investment amount requirements with respect to retirement accounts. Before investing in a retirement account, you should consult your tax advisor.

Other Information

Distributions and Dividend Reinvestments. Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund declares dividends from net investment income daily and pays them monthly. Any net capital gains realized by a Fund are distributed at least annually. Each Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.

Most investors typically have their income dividends and capital gain distributions (each a "distribution") reinvested in additional shares of the distributing class of the Fund. If you choose this option, or if you do not indicate any choice, your distributions will be reinvested. Alternatively, you may choose to have your distributions of $10 or more sent directly to your bank account or paid to you by check. However, if a distribution is less than $10, your proceeds will be reinvested. If five or more of your distribution checks remain uncashed after 180 days, all subsequent distributions may be reinvested. For federal income tax purposes, distributions to non-qualified retirement accounts are treated the same whether they are received in cash or reinvested.

Annual Statements. Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Your statement will show the exempt-interest dividends you received and the separately-identified portion that constitutes an item of tax preference for purposes of the alternative minimum tax (tax-exempt AMT interest). Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Funds make every effort to reduce the number of corrected forms mailed to you. However, if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any shares sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Taxes. Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be exempt from regular federal income tax. Each Fund may also make distributions that are taxable as ordinary income, capital gains, or some combination of both as described below.

Dividends from the Funds will consist primarily of exempt-interest dividends from interest earned on municipal securities. In general, exempt-interest dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state's personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.

Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors. Corporate shareholders should note that these dividends may be fully taxable in states that impose corporate franchise taxes and, possibly, corporate income taxes, and they should consult with their tax advisors about the taxability of this income before investing in a Fund.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. Each Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your federal alternative minimum tax, unless such bonds were issued in 2009 or 2010.

While each Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (i) a security issued as tax-exempt may be reclassified by the IRS, or a state tax authority, as taxable and/or (ii) future legislative, administrative, or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of a Fund's shares, to decline.

Each Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. Each Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will not be treated as qualified dividend income subject to reduced rates of taxation for individuals. Distributions of ordinary income are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash.

Each Fund also may realize net long-term capital gains from the sale of its portfolio securities. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.

A distribution reduces the NAV of a Fund's shares by the amount of the distribution. If you purchase shares prior to a distribution, you are taxed on the full amount of the distribution even though it represents a partial return of your investment.

The sale (redemption) of Fund shares is generally taxable for federal income tax purposes. You will recognize a gain or loss on the transaction equal to the difference, if any, between the amount of your net redemption proceeds and your tax basis in the redeemed Fund shares. The gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the redemption and any such gain will be taxed to individual and certain other non-corporate shareholders at a maximum rate of 15% for a single shareholder with taxable income not exceeding $413,200 ($464,850 for married shareholders filing jointly) and 20% for those shareholders with taxable income exceeding those respective amounts. Any capital loss arising from the redemption of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net capital gain distributions with respect to those shares.

Each Fund is required to withhold federal income tax at the rate of 28% on all distributions and redemption proceeds (regardless of the extent to which you realize gain or loss) otherwise payable to you (if you are an individual or certain other non-corporate shareholder) if you fail to provide the Fund with your correct TIN or to make required certifications, or if you have been notified by the Internal Revenue Service ("IRS") that you are subject to backup withholding. Backup withholding is not an additional tax, and any amounts withheld may be credited against your federal income tax liability once you provide the required information or certification.

Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. You may exclude any exempt-interest dividends paid to you by Gurtin California Municipal Value Fund and Gurtin California Municipal Intermediate Value Fund from your California taxable income for purposes of the California personal income tax if: (a) the dividends are derived from interest on obligations of the State of California and its political subdivisions or qualifying obligations of U.S. territories and possessions that are exempt from state taxation under federal law; (b) the dividends paid do not exceed the amount of interest (minus certain nondeductible expenses) the Fund receives, during its taxable year, on obligations that, when held by an individual, pay interest exempt from taxation by California; and (c) the Fund properly identifies the dividends as California exempt-interest dividends in a written notice mailed to the investor. Gurtin California Municipal Value Fund and Gurtin California Municipal Intermediate Value Fund may designate dividends as exempt from California income tax, only if: (a) it qualifies as a regulated investment company under the Internal Revenue Code; and (b) at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from taxation by the State of California when held by an individual. Distributions from Gurtin California Municipal Value Fund and Gurtin California Municipal Intermediate Value Fund, including distributions of exempt-interest dividends, generally will be taxable to shareholders that are subject to the California franchise tax on business corporations. Shareholders that are subject to other California state or local taxes should consult their tax advisers regarding the application of such taxes to their investment.

Each Fund (or its administrative agent) will be required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis for shares purchased or acquired. A Fund shareholder who wants to use the average basis method for determining basis in Fund shares, must elect to do so in writing (which may be electronic). If a Fund shareholder fails to affirmatively elect the average basis method, the basis determination will be made in accordance with the Fund's default method, which is first-in first-out. If, however, a Fund shareholder wishes to use a different acceptable method for basis determination (e.g., a specific identification method), the shareholder may elect to do so. The basis determination method a Fund shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount. Net investment income does not include exempt-interest dividends. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return. This tax is in addition to any other taxes due on that income. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investment in Fund shares.

Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. An exemption from U.S. withholding tax is provided for capital gain dividends paid by a Fund from long-term capital gains, if any. However, notwithstanding such exemption from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Under the Foreign Account Tax Compliance Act ("FATCA"), a Fund will be required to withhold a 30% tax on (a) income dividends paid by the Fund, and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016, to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

For further information about the tax effects of investing in the Funds, please see the SAI.

This discussion of distributions and taxes is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Organization. The Trust is a Delaware statutory trust, and each Fund is a series thereof. The Funds do not expect to hold shareholders' meetings unless required by federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to a specific series (such as the approval of an advisory agreement for the Funds). From time to time, large shareholders may control a Fund or the Trust.

Financial Highlights

The financial highlights table is intended to help you understand each Fund's financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Funds' financial statements, are included in the annual report dated September 30, 2015, which is available upon request.

Financial Highlights are not provided for the Gurtin National Municipal Intermediate Value Fund and Gurtin California Municipal Intermediate Value Fund because the Funds commenced operations after the period ended September 30, 2015.

GURTIN NATIONAL MUNICIPAL VALUE FUND
INSTITUTIONAL CLASS	November 3, 2014 (a) through September 30, 2015
NET ASSET VALUE, Beginning of Period	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.20
Net realized and unrealized gain	0.02
Total from Investment Operations	0.22

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.21)
NET ASSET VALUE, End of Period	$10.01
TOTAL RETURN	2.18	%(c)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$91,732
Ratios to Average Net Assets:
Net investment income	2.21	%(d)
Net expenses	0.60	%(d)
Gross expenses (e)	0.93	%(d)
PORTFOLIO TURNOVER RATE	32	%(c)

(a) Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c) Not annualized.
(d) Annualized.
(e)	Reflects the expense ratio excluding any waivers.

GURTIN CALIFORNIA MUNICIPAL VALUE FUND
INSTITUTIONAL CLASS	November 3, 2014 (a) through September 30, 2015
NET ASSET VALUE, Beginning of Period	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.19
Net realized and unrealized gain	0.07
Total from Investment Operations	0.26

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.20)
NET ASSET VALUE, End of Period	$10.06
TOTAL RETURN	2.55	%(c)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$162,465
Ratios to Average Net Assets:
Net investment income	2.09	%(d)
Net expenses	0.60	%(d)
Gross expenses (e)	0.79	%(d)
PORTFOLIO TURNOVER RATE	83	%(c)

(a) Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c) Not annualized.
(d) Annualized.
(e)	Reflects the expense ratio excluding any waivers.

GURTIN NATIONAL MUNICIPAL VALUE FUND
Institutional Shares (GNMFX)
Investor Shares

GURTIN CALIFORNIA MUNICIPAL VALUE FUND
Institutional Shares (GCMFX)
Investor Shares

GURTIN NATIONAL MUNICIPAL INTERMEDIATE VALUE FUND
Institutional Shares (GNMVX)
Investor Shares

GURTIN CALIFORNIA MUNICIPAL INTERMEDIATE VALUE FUND
Institutional Shares (GCMVX)
Investor Shares

Annual and Semi-Annual Reports

Additional information about each Fund's investments will be available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information ("SAI")

The SAI provides additional information about the Funds and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Funds

You may obtain free copies of the annual and semi-annual reports, when they are available, and the SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

Gurtin Value Funds
P.O. Box 588
Portland, Maine 04112
(844) 342-5763 (toll free)

gurtinvaluefunds.ta@atlanticfundservices.com

The annual/semi-annual reports and SAI are not available on the Funds' website as the Funds do not maintain a website at this time.

Securities and Exchange Commission Information

You may also review and copy the Funds' annual and semi-annual reports, when they are available, the SAI and other information about the Funds at the Public Reference Room of the SEC. The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may obtain copies of this information, for a duplication fee, by e-mailing or writing to:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-1520
e-mail: publicinfo@sec.gov

Fund information, including copies of the annual and semi-annual reports, when they are available, and the SAI, is available on the SEC's website at www.sec.gov.

223-PRU-0216

Distributor
Foreside Fund Services, LLC
www.foreside.com

Investment Company Act File No. 811-22842

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2016

Gurtin National Municipal Value Fund
Institutional Shares (GNMFX)
Investor Shares

Gurtin California Municipal Value Fund
Institutional Shares (GCMFX)
Investor Shares

Gurtin National Municipal Intermediate Value Fund
Institutional Shares (GNMVX)
Investor Shares

Gurtin California Municipal Intermediate Value Fund
Institutional Shares (GCMVX)
Investor Shares

Investment Adviser:

Gurtin Fixed Income Management, LLC
440 Stevens Avenue, Suite 260
Solana Beach, CA 92075

Account Information and Shareholder Services:

Gurtin Value Funds
P.O. Box 588
Portland, Maine 04112
(844) 342-5763 (toll free)
gurtinvaluefunds.ta@atlanticfundservices.com

This Statement of Additional Information (the "SAI") supplements the prospectus dated February 1, 2016, as it may be amended from time to time (the "Prospectus"), offering Institutional Shares and Investor Shares of Gurtin National Municipal Value Fund (the "National Fund"), Gurtin California Municipal Value Fund (the "California Fund"), Gurtin National Municipal Intermediate Value Fund (the "National Intermediate Fund") and Gurtin California Municipal Intermediate Value Fund (the "California Intermediate Fund") (each a "Fund"; collectively the "Funds"), each a separate series of Forum Funds II (the "Trust"). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic" or "Administrator") at the address, telephone number or e-mail address listed above. This SAI is incorporated by reference into the Fund's Prospectus. In other words, it is legally a part of the Prospectus.

Financial statements for the Gurtin National Municipal Value Fund and Gurtin California Municipal Value Fund for the year ended September 30, 2015 are included in the Annual Report to shareholders and are incorporated into this SAI by reference. Financial statements for the Gurtin National Municipal Intermediate Value Fund and Gurtin California Municipal Intermediate Value Fund are not available at this time because the Funds commenced operations after the period ended September 30, 2015. Copies of the Funds' Annual Report may be obtained, when they are available, without charge and upon request, by contacting Atlantic at the address, telephone number or e-mail address listed above.

KEY DEFINED TERMS

As used in this SAI, the following terms have the meanings listed.

"1933 Act" means the Securities Act of 1933, as amended, including rules, regulations, SEC interpretations, and any exemptive orders or interpretive relief promulgated thereunder.

"1940 Act" means the Investment Company Act of 1940, as amended, including rules, regulations, SEC interpretations, and any exemptive orders or interpretive relief promulgated thereunder.

"Adviser" means Gurtin Fixed Income Management, LLC, the Funds' investment adviser.

"Board" means the Board of Trustees of the Trust.

"CFTC" means the U.S. Commodity Futures Trading Commission.

"Code" means the Internal Revenue Code of 1986, as amended.

"Fitch" means Fitch, Inc.

"Independent Trustees" means trustees who are not interested persons of the Trust, as defined in Section 2(a)(19) of the 1940 Act.

"IRS" means the Internal Revenue Service.

"Moody's" means Moody's Investors Services, Inc.

"NAV" means net asset value per share.

"RIC" means a domestic corporation qualified as a "regulated investment company" (as defined in Subchapter M of Chapter 1 of Subtitle A of the Code).

"S&P" means Standard & Poor's Rating Services.

"SEC" means the U.S. Securities and Exchange Commission.

"State" means any State of the United States, the District of Columbia, the U.S. Virgin Islands or any other possession of the United States.

1

INVESTMENT POLICIES AND RISKS

Each Fund is an open-ended, non-diversified series of the Trust. This section supplements, and should be read in conjunction with, the Prospectus. Please see the Prospectus for a discussion of each Fund's investment objective, principal investment strategies and principal risks of investing in each Fund. That said, the following paragraphs provide more detail regarding each Fund's investment policies and the associated risks.

Debt Securities. Debt securities, also known as "fixed-income securities," are used by obligors to borrow money. Bonds, notes, debentures, asset-backed securities (including those backed by mortgages), and loan participations and assignments are common types of debt securities. Generally, obligors pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. Some debt securities bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The market prices of debt securities fluctuate depending on such factors as interest rates, structure, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall. These fluctuations will generally be greater for longer-term debt securities than for shorter-term debt securities.

Certain additional information and risk factors relating to debt securities are discussed below:

Ratings Information. An "investment-grade" rating means that the instrument or obligor is considered investment-grade by Moody's, S&P, Fitch, or another credit rating agency designated by the SEC as a nationally-recognized statistical rating organization ("NRSRO"). Bond ratings of Baa3 or above by Moody's or BBB- or above by S&P or Fitch are considered investment-grade instruments. A rated security may cease to be rated or its rating may be reduced below an investment-grade rating subsequent to purchase by a Fund. Bonds rated lower than Baa3 by Moody's or BBB- by S&P or Fitch are considered below investment-grade quality and are obligations of obligors that are generally considered speculative with respect to the obligor's continuing ability to meet principal and interest payments and are therefore subject to greater investment risk, including the possibility of increased market price volatility, or obligor default and bankruptcy. Bonds rated lower than investment-grade tend to be less marketable than higher-quality bonds because the market for them is less broad, and the market for unrated bonds is generally even less broad.

Please see Appendix A of this SAI for a description of each rating category of Moody's, S&P and Fitch.

Moody's, S&P, Fitch and other organizations provide ratings of the credit quality of debt obligations. A description of the range of ratings assigned to various types of municipal bonds and short-term securities is included in Appendix A to this SAI. The Adviser may use these ratings in conjunction with their own internal research and ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. An obligor's current financial condition may be better or worse than a rating indicates.

Sensitivity to interest rate and economic changes. Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, obligors that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities.

Payment Expectations. Debt securities may contain redemption or call provisions. If an obligor exercises these provisions in a lower interest rate market, the Fund may have to replace the security with a lower yielding security, resulting in decreased income to investors. If the obligor of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and Valuation. There may be little trading in the secondary market for particular debt securities, which may affect adversely a Fund's ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions may decrease the value and/or liquidity of debt securities.

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The Adviser attempts to reduce the risks described above through an ongoing credit analysis of each obligor, as well as by monitoring broad economic trends and legislative developments, but there can be no assurance that it will be successful in doing so.

Credit ratings for debt securities provided by rating agencies reflect their evaluation of the safety of principal and interest payments, not market value risk. The rating of an obligor is a rating agency's view of past developments related to the obligor and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an obligor and the time a rating is assigned and updated. The Adviser considers these ratings of securities as one of many criteria in making its investment decisions.

Bond rating agencies may assign modifiers (such as 1/2/3 or +/-) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See Appendix A to this SAI for more information about credit ratings.

Municipal Bonds. Municipal bonds are debt obligations of any maturity generally issued by states, public authorities, political subdivisions, and certain non-profits to raise money for public or non-profit purposes; they include, for example, general obligations of a state or other governmental entity supported by its taxing powers to acquire and construct facilities, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include obligations of states, public authorities or political subdivisions to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues, and have been employed to fund a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and certain public housing projects. Opinions relating to the validity of municipal bonds, exclusion of municipal bond interest from an investor's gross income for federal income tax purposes and, where applicable, state and local income tax, are rendered by bond counsel to the issuing authorities at the time of issuance.

The three principal classifications of municipal bonds are general obligation bonds, lease revenue bonds, and revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities and improvements, such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually.

Typically, the only security for a revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational, tribal gaming and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations.

Revenue bonds also include, for example, pollution control, higher education, health care and housing bonds, which are generally not secured by the taxing power of a municipality but by the revenues derived from payments by the facility or system financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features, including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Many of these bonds do not generally constitute the pledge of the credit of the obligor of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the obligor pledging to repay the debt or of an institution which provides a guarantee, letter of credit or other credit enhancement for the bond issue.

Municipal Inflation-Indexed Bonds. Each Fund may invest in inflation-indexed bonds issued by municipalities. Interest payments are made to bondholders semi-annually and are made up of two components: a fixed "real coupon" or spread, and a variable coupon linked to an inflation index. Accordingly, payments will increase or decrease each period as a result of changes in the inflation index. In a period of deflation payments may decrease to zero, but in any event will not be less than zero.

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Insured Municipal Bonds. A municipal security may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer, and cover a municipal security to its maturity, enhancing its credit quality and value.

Municipal security insurance does not insure against market fluctuations or fluctuations in a Fund's share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent, or (iii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding are insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers' capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or if the market discounts the value of the insurance provided by the insurer, the value of the municipal security would be more, if not entirely, dependent on the rating of the municipal security independent of insurance.

U.S. Territories and Commonwealth Obligations. Each Fund may invest in obligations of the territories and Commonwealths of the United States, such as Puerto Rico, the U.S. Virgin Islands, Guam and their agencies and authorities, to the extent such obligations are exempt from federal income taxes. Adverse political and economic conditions and developments affecting any territory or Commonwealth may, in turn, affect negatively the value of a Fund's holdings in such obligations.

Investing in Similar Municipal Bonds. The National Fund and National Intermediate Fund may invest more than 25% of its net assets in municipal obligations of a single state or obligors located in that state and may also invest in municipal obligations of the same type that may pay interest on their obligations with revenue from similar projects, subject to its fundamental limitation of investing in a particular industry. Likewise, the California Fund and California Intermediate Fund primarily invests its net assets in municipal obligations of the State of California or obligors located in the State of California and may also invest in municipal obligations of the same type that may pay interest on their obligations with revenue from similar projects. In addition, the California Fund and California Intermediate Fund may invest more than 25% of its net assets in municipal obligations of another state or obligors located in that state and may also invest in municipal obligations of the same type that may pay interest on their obligations with revenue from similar projects, subject to its fundamental limitation of investing in a particular industry. This may make a Fund more susceptible to economic, political, or regulatory occurrences that affect such obligors, obligation types and projects, such as changes in healthcare regulations, environmental considerations, construction cost increases and labor problems, failure of healthcare facilities to maintain adequate occupancy levels, and inflation. As the similarity in obligors of municipal obligations held by a Fund increases, the potential for fluctuations in the Fund's share price also may increase.

Zero Coupon Bonds. Municipalities may issue zero coupon securities which are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the obligor.

Pre-Refunded Bonds. From time to time, a municipality may refund a bond that it has already issued prior to the original bond's call date by issuing a second bond, the proceeds of which are used to purchase U.S. government

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securities. The securities are placed in an escrow account pursuant to an agreement between the municipality and an independent escrow agent. The principal and interest payments on the securities are then used to pay off the original bondholders.

Tax-Exempt Securities. While the Funds seek to purchase securities which bear interest that is exempt from federal income taxes - and in the case of the California Fund and California Intermediate Fund, also seeks to purchase securities which bear interest that is exempt from California income taxes - there are risks that such interest may be reclassified as taxable by the Internal Revenue Service, or a state tax authority. Actions by the obligor or future legislative, administrative or court actions also could adversely affect the tax-exempt status of interest paid by such securities. Such reclassifications or actions could cause interest from a security to become includable in the gross income of the holder of the security, possibly retroactively, subjecting Fund shareholders to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore the value of a Fund's shares, to decline.

With respect to any bonds that were acquired by a Fund at a more than de minimis discount to their adjusted issue price for federal income tax purposes, all or a portion of any gain recognized in connection with a sale or disposition of such bond will be required to be treated as ordinary interest income (and not capital gain or tax-exempt interest) to the extent of any "market discount" that has accrued during the period the bonds were held by such Fund. In addition, certain bonds held by a Fund may be restructured or modified in a manner that results in a "significant modification" for federal income tax purposes. In that case, a Fund will be treated as having exchanged the original bonds for new modified bonds in a taxable disposition and generally will recognize taxable gain or loss, without regard to whether the actual proceeds are received by the Fund in the restructuring. Any such gain recognized by a Fund may be treated as ordinary income to the extent of any market discount that has accrued in respect of the bonds at the time of the significant modification. Prospective investors should be aware that a Fund's investments may generate taxable income without corresponding cash distributions and investors generally will need to use their own funds to satisfy any tax liabilities arising from an investment in a Fund. Prospective investors should also be aware that they may be subject to the alternative minimum tax with respect to investments made by a Fund and should consult their own tax advisors with respect to all aspects of an investment a Fund.

U.S. Government Securities or Obligations. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include: (1) U.S. Treasury obligations (which differ only in their interest rates and maturities), (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government (such as securities issued by the Federal Housing Administration ("FHA"), Government National Mortgage Association ("GNMA"), the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the FHA and the Small Business Administration) and (3) securities that are guaranteed by agencies or instrumentalities of the U.S. Government but are not backed by the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") or the Federal Home Loan Banks). These U.S. Government-sponsored entities, which although chartered and sponsored by Congress, are not guaranteed nor insured by the U.S. Government. They are supported by the credit of the issuing agency, instrumentality or corporation. The range of maturities of U.S. Government Securities is usually three months to thirty years. In general, the U.S. Government Securities tend to carry more interest rate risk than corporate bonds with similar maturities.

In September 2008, the U.S. Treasury and the Federal Housing Finance Agency ("FHFA") announced that Fannie Mae and Freddie Mac had been placed in conservatorship. Since that time, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage-backed securities ("MBS"). The FHFA and the U.S. Treasury (through its agreement to purchase Freddie Mac and Fannie Mae preferred stock) have imposed strict limits on the size of their mortgage portfolios. The MBS purchase programs ended in 2010 and no assurance can be given that any Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that Freddie Mac and Fannie Mae will remain successful in meeting their obligations with respect to the debt and MBS they issue. However, the U.S. Treasury is expected to support the positive net worth of Fannie Mae and Freddie Mac through preferred stock purchases through 2014.

In addition, the problems faced by Fannie Mae and Freddie Mac, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. The Obama Administration produced a report to Congress on February 11, 2011, outlining a proposal to wind down Fannie Mae and Freddie Mac by increasing their guarantee fees, reducing their conforming loan limits (the maximum amount of each loan they are authorized to purchase), and continuing progressive limits on the size of their investment portfolio. Serious

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discussions among policymakers continue, however, as to whether Freddie Mac and Fannie Mae should be nationalized, privatized, restructured, or eliminated altogether. Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities. Importantly, the future of Freddie Mac and Fannie Mae is in serious question as the U.S. Government considers multiple options.

Each Fund may also invest in separated or divided U.S. Government Securities. These instruments represent a single interest, or principal, payment on a U.S. Government Security that has been separated from all the other interest payments as well as the security itself. When a Fund purchases such an instrument, it purchases the right to receive a single payment of a set sum at a known date in the future. The interest rate on such an instrument is determined by the price the Fund pays for the instrument when it purchases the instrument at a discount under what the instrument entitles the Fund to receive when the instrument matures. The amount of the discount the Fund will receive will depend upon the length of time to maturity of the separated U.S. Government Security and prevailing market interest rates when the separated U.S. Government Security is purchased. Separated U.S. Government Securities can be considered zero coupon investments because no payment is made to the Fund until maturity. The market values of these securities are much more susceptible to change in market interest rates than income-producing securities. These securities are purchased with original issue discount and such discount is includable as gross income to a Fund shareholder over the life of the security.

Each Fund may also purchase certificates not issued by the U.S. Department of the Treasury, which evidence ownership of future interest, principal or interest and principal payments on obligations issued by the U.S. Department of the Treasury. The actual U.S. Treasury securities will be held by a custodian on behalf of the certificate holder. These certificates are purchased with original issue discount and are subject to greater fluctuations in market value, based upon changes in market interest rates, than income-producing securities.

Agency Debt. Each Fund may invest in unsecured bonds or debentures issued by government agencies, including Fannie Mae, Freddie Mac or Ginnie Mae. Bonds or debentures issued by government agencies are generally backed only by the general creditworthiness and reputation of the government agency issuing the bond or debenture and are not backed by the full faith and credit of the U.S. government.

Some government agencies, including Fannie Mae and Freddie Mac, purchase and guarantee residential mortgages and form mortgage-backed securities that they issue to the market. These agencies also hold their own mortgage-backed securities as well as those of other institutions with funding from the agency debentures they issue. Recent events in the markets for mortgage-backed securities have adversely affected the value of those mortgage-backed securities held and/or issued by these agencies.

As discussed above under U.S. Government Securities or Obligations, Fannie Mae and Freddie Mac were placed under the conservatorship of the U.S. Federal Housing Finance Agency ("FHFA") in September 2008. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds).

Variable and Floating Rate Obligations. Variable- and floating-rate obligations are debt instruments that provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula. Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. Variable-rate demand notes include master demand notes that are obligations that permit the investor to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the investor (as lender), and the borrower. The interest rates on these notes fluctuate. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the lender's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

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Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. Most such loans are secured, and most impose restrictive covenants on the borrower. These loans are typically made by a syndicate of banks and institutional investors, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its rights and the rights of the syndicate against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and prefunded or synthetic letters of credit.

A Fund's ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by a Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which each Fund will invest, however, the Adviser will not rely on that credit analysis of the agent bank, but will perform its own investment analysis of the borrowers. The Adviser's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Investments in loans may be of any quality, including "distressed" loans, and will be subject to the Funds' credit quality policy.

Loans may be structured in different forms, including assignments and participations. In an assignment, a Fund purchases an assignment of a portion of a lender's interest in a loan. In this case, the Fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan.

The borrower of a loan may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

In some instances, other accounts managed by the Adviser may hold other securities issued by borrowers whose floating rate loans may be held in a Fund's portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the Fund's portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer's floating rate loans. In such cases, the Adviser may owe conflicting fiduciary duties to the Funds and other client accounts. The Adviser will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the Adviser's client accounts collectively held only a single category of the issuer's securities.

Private Placements. Generally, municipal securities acquired in private placements are subject to contractual restrictions on resale. Accordingly, all private placements will be considered illiquid unless they have been specifically determined to be liquid, taking into account factors such as the frequency and volume of trading and the commitment of dealers to make markets under procedures adopted by each Fund's board of trustees.

Restricted or Illiquid Securities. Each Fund may purchase securities subject to restrictions on resale. Difficulty in selling such securities may result in a loss or be costly to a Fund. Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the Funds' board of trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. A Fund may incur certain additional costs in disposing of illiquid securities.

When-Issued Transactions. Each Fund may enter into commitments to purchase securities at a future date. When a Fund agrees to purchases such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity or could experience a loss.

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The Funds will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payments obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent a Fund's aggregate commitments in connection with these transactions exceed its segregated assets, the Fund temporarily could be in a leveraged position (because it may have an amount greater than its nets assets subject to market risk). Should market values of the Fund's portfolio securities decline while the Fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The Funds will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its payment obligations. After a transaction is entered into, a Fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, a Fund may sell such securities.

Open-End Investment Companies. Each Fund may invest in shares of other open-end investment companies, including money market funds, in accordance with the investment restrictions in the 1940 Act. Under the 1940 Act, a Fund's investments in such securities is generally limited to 3% of the outstanding voting stock of any other investment company, 5% of the Fund's total assets in any other investment company, and 10% of the Fund's total assets in all other investment companies combined. A Fund, as a shareholder of another investment company, will bear its pro-rata portion of the other investment company's advisory fee and other expenses, in addition to its own expenses and will be exposed to the investment risks associated with the other investment company.

Temporary Investments. Each Fund may invest in short-term municipal obligations of up to one year in maturity when temporary defensive strategies are used as a result of abnormal market conditions, or when such investments are considered advisable for liquidity. Generally, the income from such short-term municipal obligations is exempt from federal income tax. Further, a portion of each Fund's assets, which will normally be less than 20%, may be held in cash or invested in high-quality taxable short-term securities of up to one year in maturity. Such investments may include: (a) obligations of the U.S. Treasury; (b) obligations of agencies and instrumentalities of the U.S. government; (c) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper, and bankers' acceptances; and (d) repurchase agreements.

The Funds are seeking to establish a line of credit with MUFG Union Bank, N.A. If the Funds are able to do so, the line of credit would be used primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities. From time to time, the line of credit may also be used for opportunistic investment purposes.

Maturity. In calculating the effective maturity or average life of a particular debt security, a put, call, sinking fund or other feature will be considered to the extent it results in a security whose market characteristics indicate an effective maturity or average life that is shorter than its nominal or stated maturity. The Adviser will consider the impact on effective maturity of potential changes in the financial condition of issuers and in market interest rates in making investment selections for the Funds.

Adjustment of Maturities. The Adviser seeks to anticipate movements in interest rates and may adjust the maturity distribution of each Fund's portfolio accordingly, keeping in mind each Fund's respective objective.

Issue Classification. Securities with the same general quality rating and maturity characteristics, but which vary according to the purpose for which they were issued, often tend to trade at different yields. Correspondingly, securities issued for similar purposes and with the same general maturity characteristics, but which vary according to the creditworthiness of their respective issuers or obligors, tend to trade at different yields. These yield differentials tend to fluctuate in response to political and economic developments, as well as temporary imbalances in normal supply/demand relationships. The Adviser monitors these fluctuations closely, and will attempt to adjust portfolio concentrations in various issue classifications according to the value disparities brought about by these yield relationship fluctuations.

The Adviser believes that, in general, the market for municipal bonds is less liquid than that for taxable fixed-income securities. Accordingly, the ability of each Fund to make purchases and sales of securities in the foregoing manner may, at any particular time and with respect to any particular securities, be limited or non-existent.

Tax Risks Associated with Municipal Securities. As with any investment, you should consider how your investment in shares of each Fund will be taxed. The tax information in the relevant Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of each Fund.

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Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when each Fund makes distributions or you sell Fund shares.

In response to the recent national economic downturn, governmental cost burdens may be reallocated among federal, state and local governments. Also, as a result of the downturn, many state and local governments are experiencing significant reductions in revenues and are consequently experiencing difficulties meeting ongoing expenses. Certain of these state or local governments may have difficulty paying principal or interest on their outstanding debt and may experience ratings downgrades of their debt.

Securities Subject to Alternative Minimum Tax. Each Fund may invest in tax-exempt securities believed to pay interest constituting an item of tax preference subject to alternative minimum tax. Therefore, while each Fund's distributions from tax-exempt securities are not subject to regular federal income tax, a portion or all may be included in determining a shareholder's federal alternative minimum tax.

Risk Factors Relating to California Debt Obligations. Because the California Fund and California Intermediate Fund will be primarily invested in securities issued by the State of California, its agencies, localities and instrumentalities, the Funds are more susceptible to developments adversely affecting issuers of California securities than a municipal bond fund that does not focus its investments in a single state. The information below constitutes only a brief summary and does not purport to be a complete description of risk factors relating to debt obligations of the State of California or its localities. Certain information is drawn from official statements relating to securities offerings of the State of California and various agencies and localities in California available as of the date of this statement of additional information and is subject to change. The Funds assume no obligation to independently verify or update this information.

Many factors including both state and national economic, political, regulatory, social and environmental policies and conditions, which are not within the control of the issuers of state related bonds, could have an adverse impact on the financial condition of the state, its various agencies and political subdivisions, as well as other municipal issuers in California. A variety of events, such as, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to California's municipal issuers may have an adverse impact on the Funds. In addition, natural disasters, such as earthquakes and droughts, may have an adverse effect on the state's economy.

California's economy and general financial condition affect the ability of state and local governments to raise revenues to make timely payments on their obligations. Events such as budgetary problems at the state level, fiscal weakness or an overall slowdown in the California economy could adversely impact the Funds. Such events can negatively impact the state's credit rating, make it more expensive for the state to borrow money, and impact municipal issuers' ability to pay their obligations. Such events could also heighten the risk that prices of debt obligations purchased by the Funds, and the Funds' net asset value, will experience greater volatility.

California is the most populous state in the nation and has a diverse economy. Major employers include the agriculture, manufacturing, high technology, services, trade, entertainment and construction sectors. However, certain of California's significant industries are sensitive to economic disruptions in their export markets. The state's rate of economic growth, therefore, could be adversely affected by any such disruption. A significant downturn in the housing market or U.S. stock market prices could adversely affect California's economy by reducing household spending and business investment, particularly in the high technology sector. Moreover, a large share of the Funds' revenue in the form of income and capital gains taxes is directly related to, and would be adversely affected by a significant downturn in the performance of, the stock markets.

Future California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could have an adverse effect on the debt obligations of California issuers. The initiative process is used quite often in California, resulting in numerous initiative items on the ballot for most state and many local elections, any of which could affect the ability of municipal issuers to pay their obligations. For example, revenue and expenditure limitations adopted by California voters, such as Propositions 13 (limiting ad valorem taxes on real property and restricting local taxing entities' ability to raise real property taxes) and 218 (limiting local governments' ability to impose "property related" fees, assessments and taxes) have constrained local governments' ability to raise revenue, consequently raising concerns about whether municipalities have sufficient revenue to pay their debt obligations.

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While the Funds' Adviser tries to reduce risks by investing in a variety of different obligor-security combinations, including state related bonds, it is not possible to predict the extent to which any or all of the factors described above will affect the ability of the state or other municipal issuers to pay interest or principal on their bonds or the ability of such bonds to maintain market value or marketability.

Risk of Non-Compliance with Certain Federal Requirements. The Code imposes limitations on the use and investment of the proceeds of state and local governmental bonds and of other Funds of the issuers of such bonds. These limitations must be satisfied on a continuing basis to maintain the exclusion from gross income of interest on such bonds. The Adviser relies on the opinion of bond counsel. Bond counsel qualifies their opinions as to the federal tax status of new issues of bonds by making such opinions contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued. These restrictions in the Code also may affect the availability of certain municipal securities.

Credit Risk. Credit risk is the risk that the obligor of a debt security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to a Fund. Rating agencies assign credit ratings to certain fixed-income securities to indicate their perception of the obligor's credit risk. The price of a debt security generally will fall if the obligor defaults on its obligation to pay principal or interest, the rating agencies downgrade the credit rating of the obligor or other news affects the market's perception of the credit risk of the obligor.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income a Fund receives from it but may affect the value of a Fund's shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates; this risk and sensitivity may be temporary and as bonds approach maturity, both volatility and interest rate sensitivity should decline. Interest rate changes also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Securities with floating interest rates are typically less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Because rates on certain floating rate loans and other debt securities reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in a Fund's net asset value. As long as the obligor does not default, bonds held until maturity should be redeemed with principal repaid at par.

Call Risk. During periods of falling interest rates, an obligor of a callable bond held by a Fund may "call" or repay the security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.

Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to a Fund's income and potentially in the value of a Fund's investments. Because payments are made later than expected, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rate.

Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. A Fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation.

Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the U.S. federal income tax exemption for interest on municipal securities are introduced before the U.S. Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a Fund's holdings would be affected, and the Trustees would reevaluate the Fund's investment objective and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market

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generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a Fund.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. A Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Judgment plays a larger role in valuing these investments as compared to valuing more liquid investments.

Holding Cash and Cash Equivalents Risk. The Adviser may hold cash positions when the Adviser believes that the applicable market is not producing returns greater than the short-term cash investments in which a Fund may invest. This is particularly true when the market for other investments in which a Fund may invest in is rapidly rising. If a Fund holds cash uninvested it will be subject to the credit risk of the depositary institution holding the cash.

Cyber-Security. The Funds, and their service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Funds or its third-party service providers may adversely impact the Funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Funds' ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes. While the Funds' service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a Fund or its shareholders. Similar types of cyber security risks are also present for issues or securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds' investment in such companies to lose value.

CFTC Regulation. Historically, an adviser of a fund trading commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards, swaps and cash-settled foreign currency contracts) has been excluded from regulation as a commodity pool operator ("CPO") pursuant to CFTC Regulation 4.5. In 2012, the CFTC amended Regulation 4.5 to dramatically narrow this exclusion.

Under the amended Regulation 4.5 exclusion, a fund's commodity interests - other than those used for bona fide hedging purposes (as defined by the CFTC) - must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are "in-the-money" at the time of purchase) do not exceed 5% of the fund's NAV, or alternatively, the aggregate net notional value of the positions, determined at the time that the most recent position was established, does not exceed 100% of the fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, a fund must satisfy a marketing test, which requires, among other things, that the fund not hold itself out as a vehicle for trading commodity interests.

The Funds do not trade any commodity interests, such as futures contracts, options on futures contracts, non-deliverable forwards, swaps and cash-settled foreign currency contracts. Therefore, they do not need to, and do not, rely on the exclusion in CFTC Regulation 4.5 to avoid regulation as a CPO.

Non-Diversification. The Funds are non-diversified and, therefore, may invest in a limited number of issuers. Investing in a limited number of issuers may cause a Fund to be more volatile and increase the risk of investing in the Fund.

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INVESTMENT LIMITATIONS

The Trust, on behalf of each Fund, has adopted the following investment policies which are fundamental policies that may not be changed without the affirmative vote of a majority of the outstanding voting securities of a Fund. "A majority of the outstanding voting securities of a Fund," as defined by the 1940 Act, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Each Fund's investment objective is a non-fundamental policy. Non-fundamental policies may be changed by the Board without shareholder approval.

For purposes of the Funds' investment limitations, all percentage limitations apply immediately after an investment. Except with respect to the borrowing money policy set forth in (1) below, if a percentage limitation is adhered to at the time of an investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. In addition, if the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition (15% of net assets) due to subsequent fluctuations in value or other reasons, the Adviser will consider what actions are appropriate to maintain adequate liquidity, such as an orderly disposition of the illiquid securities, to the extent possible. Further, each Fund continuously monitors its holdings in illiquid securities.

Fundamental Limitations. The Funds have adopted the following investment limitations that cannot be changed by the Board without shareholder approval.

1. Each Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

2. Each Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

3. Each Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not included the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

4. Each Fund may not engage in the business of underwriting securities except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the acquisition, disposition or resale of its portfolio securities or in connection with investments in other investment companies, or to the extent otherwise permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

5. Each Fund may not purchase or sell real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6. Each Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Funds from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in commodities business or have a significant portion of their assets in commodities.

7. Each Fund will not invest more than 25% of its total assets in a particular industry. This limitation is not applicable to municipal bonds issued by states, municipalities, and other political subdivisions, agencies, authorities and instrumentalities of states and multi state agencies and authorities, except municipal bonds whose payments of principal and/or interest are derived from non-governmental issuers, in which case the bonds may be classified into appropriate industries. In addition, this limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8. The Gurtin National Municipal Value Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. municipal instruments the income from which is exempt from federal income tax. The Gurtin National Municipal Intermediate Value Fund invests, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in securities and instruments the income from

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which is exempt from federal income tax. The Gurtin California Municipal Value Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal instruments the income from which is exempt from both federal and California state income taxes, which includes municipal instruments of obligors located outside of the State of California so long as such securities are exempt from both federal and California state income taxes. The Gurtin California Municipal Intermediate Value Fund invests, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in securities and instruments the income from which is exempt from federal and California state income taxes, which includes municipal instruments of obligors located outside the State of California so long as such securities are exempt from both federal and California state income taxes.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund's total assets, at the time of borrowing, from banks for any purpose (the Fund's total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund's total assets). In the event that such asset coverage falls below this percentage, a Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Asset coverage means the ratio that the value of the Fund's total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

With respect to the fundamental policy relating to issuing senior securities set forth in (2) above, "senior securities" are defined as Fund obligations that have a priority over a Fund's shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the fund is permitted to borrow from a bank if consistent with the fundamental policy set forth in (1) above.

With respect to the fundamental policy relating to making loans set forth in (3) above, the 1940 Act does not prohibit a Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations.

With respect to the fundamental policy related to investing in real estate set forth in (5) above, a Fund may, to the extent permitted by applicable law, invest in securities or other instruments directly or indirectly secured by real estate and invest in securities or other instruments issued by issuers that invest in real estate.

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BOARD OF TRUSTEES, MANAGEMENT AND SERVICE PROVIDERS

A. Board of Trustees

The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Funds, which includes the general oversight and review of each Fund's investment activities, in accordance with federal law, Delaware law and the stated policies of the Funds. The Board oversees the Trust's officers and service providers, including the Adviser, who is responsible for the management of the day-to-day operations of each Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers and the Trust's Chief Compliance Officer ("CCO"). The Board also is assisted by the Trust's independent auditor (which reports directly to the Trust's Audit Committee), independent counsel and other experts as appropriate, all of which are selected by the Board.

The Forum family of funds ("Fund Complex") includes the Trust, Forum Funds and Forum ETF Trust and is overseen by different Boards of Trustees. The Trust's Board oversees its 12 separate series, and another Board oversees Forum Funds and Forum ETF Trust and each of their separate series. The use of separate boards, each with its own committee structure, allows the trustees of each trust in the Fund Complex to focus on the unique issues of the funds they oversee, including common research, investment and operational issues. On occasion, the separate boards may establish joint committees to address issues with consequences for the entire Fund Complex.

Board Structure and Related Matters. Independent Trustees constitute at least a majority of the Board members. David Tucker, an Independent Trustee, serves as Independent Chair of the Board. The Independent Chair's responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other trustees, the Trust's officers, other management personnel and counsel to the Funds. The Independent Chair also performs such other duties as the Board may from time to time determine.

The trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter or procedures approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit Committee, the Nominating Committee and the Qualified Legal Compliance Committee. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of each Fund, the number of funds overseen by the Board, the arrangements for the conduct of each Fund's operations, the number of trustees and the Board's responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the trustees are able to oversee effectively the number of funds in the complex.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information. Each trustee serves until his death, resignation or removal and replacement. The address for all trustees is c/o Atlantic Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101. Stacey E. Hong and John Y. Keffer are considered interested trustees due to their affiliation with Atlantic.

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Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
David Tucker Born: 1958	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 2013	Director, Blue Sky Experience (a charitable endeavor), since 2008; Senior Vice President & General Counsel, American Century Companies 1998-2008.	38	Trustee, Forum Funds; Trustee, Forum ETF Trust; Trustee, U.S. Global Investors Funds.
Mark D. Moyer Born: 1959	Trustee; Chairman Audit Committee	Since 2013	Chief Financial Officer, Institute of International Education 2008-2011; Chief Financial Officer and Chief Restructuring Officer, Ziff Davis Media Inc. 2005-2008; Adjunct Professor of Accounting, Fairfield University from 2009-2012.	12	Trustee, Forum ETF Trust; Trustee, Trustee, U.S. Global Investors Funds.
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2013	Principal, Portland Global Advisors 1996-2010.	12	Trustee, Forum ETF Trust; Trustee, U.S. Global Investors Funds.
Interested Trustees
Stacey E. Hong Born: 1966	Trustee	Since 2013	President, Atlantic since 2008	12	Trustee, U.S. Global Investors Funds.
John Y. Keffer[1] Born: 1942	Trustee	Since 2013	Chairman, Atlantic since 2008; President, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non- depository trust company chartered in the State of Maine) since 1997.	38	Trustee, Forum Funds, Forum ETF Trust, ALTMFX Trust and U.S. Global Investors Funds; Director, Wintergreen Fund, Inc.

1Atlantic and Forum Investment Advisors, LLC are subsidiaries of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

In addition to the information set forth in the table above, each trustee possesses certain relevant qualifications, experience, attributes or skills. The following provides additional information about these qualifications and experience.

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David Tucker: Mr. Tucker has extensive experience in the investment management industry, including experience in senior management, legal and compliance roles at two large mutual fund complexes; service on various committees of the Investment Company Institute ("ICI"); and director of ICI Mutual (a mutual insurance company sponsored by the investment company industry), including service as chairman of the underwriting, risk and fraud committees of ICI Mutual's board of directors. Mr. Tucker actively serves charitable organizations in the metropolitan Kansas City area.

Mark D. Moyer: Mr. Moyer has extensive experience with finance, having served as chief financial officer for an integrated media company and a not-for-profit organization. Mr. Moyer also served as an adjunct professor of accounting at Fairfield University.

Jennifer Brown-Strabley: Ms. Brown-Strabley has experience in the financial services and investment management industry, including experience in fixed-income sales and quantitative research for hedge funds and as a principal of a registered investment adviser.

Stacey E. Hong: Mr. Hong has experience in auditing as a certified public accountant, and in the financial services industry as the president of a fund service provider specializing in administration, accounting, and transfer agency services for pooled investment products. Mr. Hong serves a principal executive officer, and has served as the principal financial officer, for certain investment companies.

John Y. Keffer: Mr. Keffer has extensive experience in the investment management industry, including organizational experience as chairman and chief executive officer of a fund service provider; and multiple years of service as a trustee. Mr. Keffer also served as a trustee of Monarch Funds from 2003 to 2009 and Core Trust from 1995 to 2006 and continues to serve as an interested trustee of Forum Funds, Forum ETF Trust and ALTMFX Trust and an independent director of Wintergreen Fund, Inc., another open-end management investment company.

Risk Oversight. Consistent with its responsibility for oversight of the Trust and the Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. The Adviser, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Funds. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board's oversight of risk management for the Trust and the Funds.

In general, the Funds' risks include, among others, investment risk, valuation risk, compliance risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, the Adviser and other service providers have themselves adopted a variety of policies, procedures and controls designed to address particular risks. Different processes, procedures and controls are employed with respect to different types of risks. Further, the Adviser oversees and regularly monitors the investments, operations and compliance of each Fund's investments.

The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, senior officers of the Adviser and the CCO regularly report to the Board on a range of matters, including those relating to risk management. In this regard, the Board periodically receives reports regarding other service providers to the Trust, either directly or through the CCO. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Funds' compliance program. Further, at least annually, the Board receives a report from the CCO regarding the effectiveness of the Funds' compliance program.

The Board receives regular reports from a "Valuation Committee," composed of the Principal Executive Officer, the Principal Financial Officer, the CCO, a senior fund accounting member, a senior representative from the Administrator's regulatory administration group and a representative of the adviser whose fund(s) present valuation matters. The Valuation Committee operates pursuant to the Trust's Valuation and Error Correction Policy (the "Valuation Policy"), as approved by the Board. The Valuation Committee reports to the Board on the pricing of the Fund's shares and the valuation of the Fund's portfolio securities; recommends, subject to approval by the Board, independent pricing services to provide a value for Fund assets; makes and monitors fair value determinations pursuant to the Valuation Policy and carries out any other functions delegated to it by the Board relating to the valuation of Fund assets.

The Board also regularly receives reports from the Adviser with respect to the investments and securities trading of the Funds. For example, typically, the Board receives reports, presentations and other information from the Adviser on at

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least an annual basis in connection with the Board's consideration of the renewal of the investment advisory agreement between the Adviser and the Trust on behalf of the Funds (the "Advisory Agreement"). Also, if applicable, the Board receives reports from the Adviser and other service providers in connection with the Board's consideration of the renewal of any distribution plan of the Funds under Rule 12b-1 under the 1940 Act. Senior officers of the Trust and senior officers of the Adviser also report regularly to the Audit Committee on valuation matters, internal controls and accounting and financial reporting policies and practices. In addition, the Audit Committee receives regular reports from the Trust's independent auditors on internal control and financial reporting matters.

Trustee Ownership in the Funds and the Fund Complex. The following table sets forth each trustee's ownership of the Funds and the Trust.

Trustees	Dollar Range of Beneficial Ownership in the Funds as of December 31, 2015				Aggregate Dollar Range of Ownership as of December 31, 2015 in all Registered Investment Companies Overseen by Trustee in the Fund Complex
	Gurtin National Municipal Value Fund	Gurtin California Municipal Value Fund	Gurtin National Municipal Intermediate Value Fund	Gurtin California Municipal Intermediate Value Fund
Independent Trustees
David Tucker	None	None	None	None	None
Mark D. Moyer	None	None	None	None	None
Jennifer Brown-Strabley	None	None	None	None	None
Interested Trustees
Stacey E. Hong	None	None	None	None	None
John Y. Keffer	None	None	None	None	None

B. Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the officers of the Trust, their year of birth and their principal occupations during the past five years are as set forth below. Each officer serves until his or her death, resignation or removal and replacement. The business address of each officer is c/o Atlantic Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2013	Senior Vice President, Atlantic since 2008.
Zachary Tackett Born: 1988	Vice President; Secretary and Anti-Money Laundering Compliance Officer	Since 2014	Associate Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.
Timothy Bowden Born: 1969	Vice President	Since 2013	Manager, Atlantic since 2008.
Michael J. McKeen Born: 1971	Vice President	Since 2013	Senior Vice President, Atlantic since 2008.
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.

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Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.
Carlyn Edgar Born: 1963	Chief Compliance Officer	Since 2013	Senior Vice President, Atlantic since 2008.

C. Ownership of Securities of the Adviser and Related Companies

As of December 31, 2015, no Independent Trustee (or any of his immediate family members) owned beneficially or of record, securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

D. Information Concerning Trust Committees

Audit Committee. The Trust's Audit Committee, which meets when necessary, consists of Ms. Brown-Strabley and Messrs. Tucker and Moyer. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent auditors to the Trust. In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls. During the fiscal year ended September 30, 2015, the Audit Committee met four times.

Nominating Committee. The Trust's Nominating Committee, which meets when necessary, consists of Ms. Brown-Strabley and Messrs. Tucker and Moyer. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all trustees and committee members and presenting these nominations to the Board. The Nominating Committee will not consider any nominees for trustees recommended by security holders. During the fiscal year ended September 30, 2015, the Nominating Committee did not meet.

Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee (the "QLCC"), which meets when necessary, consists of Ms. Brown-Strabley and Messrs. Tucker, Moyer and Hong. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended September 30, 2015, the QLCC did not meet.

E. Compensation of Trustees and Officers

Independent Trustees of the Trust each receive an annual fee of $16,000 for service to the Trust. The Chairman of the Board is paid an additional annual fee of $5,000. The trustees and Chairman may receive additional fees for special Board meetings. Each trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a trustee, including travel and related expenses incurred in attending Board meetings. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the trustees.

The following table sets forth the fees paid to each trustee by the Funds and the Trust for the fiscal year ended September 30, 2015.

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Trustee	Aggregate Compensation from the Funds				Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Fund Complex
	Gurtin National Fund	Gurtin California Fund	Gurtin National Intermediate Fund	Gurtin California Intermediate Fund
Independent Trustees
David Tucker	$3,006	$4,711	$1,609	$1,609	N/A	$73,500
Mark D. Moyer	$2,034	$3,333	$1,027	$1,027	N/A	$13,250
Jennifer Brown-Strabley	$2,034	$3,333	$1,027	$1,027	N/A	$13,250
Interested Trustees
Stacey E. Hong	$0	$0	$0	$0	N/A	$0
John Y. Keffer	$0	$0	$0	$0	N/A	$0

F. Investment Adviser

Services of Adviser. The Adviser serves as investment adviser to the Funds pursuant to the Advisory Agreement. Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities, and personnel necessary in connection with managing each Fund's investments and effecting portfolio transactions for each Fund. The Adviser may compensate brokers or other service providers ("Financial Intermediaries") out of its own assets, and not as additional charges to the Funds, in connection with the sale and distribution of shares of the Funds and/or servicing of these shares.

Ownership of Adviser. Bill Gurtin is the principal owner of the Adviser.

Information Concerning Accounts Managed by Portfolio Managers. The following table provides information regarding other accounts managed by the portfolio managers as of September 30, 2015:

Name of Portfolio Manager	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Bill Gurtin	None	17 accounts $126 million	1632 accounts $9.6 billion	None	None	None
Michael Johnson	None	17 accounts $126 million	1632 accounts $9.6 billion	None	None	None
Jim Grandinetti	None	17 accounts $126 million	1632 accounts $9.6 billion	None	None	None
Brian Hannibal	None	None	1632 accounts $9.6 billion	None	None	None
Myles Grenier	None	17 accounts $126 million	1632 accounts $9.6 billion	None	None	None

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following conflicts:

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•The management of multiple client accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund. The Adviser may seek to manage such competing interests for the time and attention of the portfolio managers by having the portfolio managers focus on a particular investment discipline.

•If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, the Funds may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

•With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser may place separate, non-simultaneous transactions for the Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

•Finally, the appearance of a conflict of interest may arise if the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Adviser has adopted certain compliance procedures, which are designed to address these types of conflicts. The Adviser has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. The Adviser's polices and procedures address trade aggregation and allocation. Typically when aggregating trades across funds and/or other accounts, the size of the trade for each fund and/or other account is determined by proportional size of the fund and/or other account and such determination is made pre-trade. Moreover, in aggregated trades each fund and/or other account receives the same price and transaction costs are shared on a pro-rata basis. Additionally, given the nature of the Adviser's investment process and its Funds and/or other accounts, the Adviser's investment management team services are typically applied collectively to the management of all the Funds and/or other accounts following the same strategy.

Compensation of the Adviser's portfolio management team is not based upon performance of the Funds managed by the Adviser. Fund performance is not a factor in compensation as it might encourage investment decisions deviating from the Fund's mandate. To mitigate the potential for conflict to have a team member favor one Fund over another Fund and/or other account, the Adviser has established procedures, including policies to monitor trading and best execution for all funds and/or other accounts.

There is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Information Concerning Compensation of Portfolio Managers. Portfolio managers are compensated with distributions of Adviser profits or a fixed base salary and an annual bonus that is specifically based on the portfolio manager's employment performance and the Adviser's performance, and not on the investment performance of the Funds. In addition, Messrs. Gurtin, Johnson and Grandinetti have profits interest in the Adviser.

Portfolio Manager Ownership in the Funds. The Adviser has provided the following information regarding each portfolio manager's ownership in Gurtin National Municipal Value Fund and Gurtin California Municipal Value Fund. Portfolio manager ownership information is not provided for Gurtin National Municipal Intermediate Value Fund and Gurtin California Municipal Intermediate Value Fund because the funds commenced operations after the period ended September 30, 2015.

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Portfolio Manager	Dollar Range of Beneficial Ownership in the Funds as of September 30, 2015
Gurtin National Municipal Value Fund
Bill Gurtin	None
Michael Johnson	None
Jim Grandinetti	None
Brian Hannibal	None
Myles Grenier	None
Gurtin California Municipal Value Fund
Bill Gurtin	None
Michael Johnson	None
Jim Grandinetti	$10,001-50,000
Brian Hannibal	None
Myles Grenier	None

Fees. The Adviser receives an advisory fee at an annual rate equal to 0.45% of the average annual daily net assets of the Gurtin National Municipal Value Fund and Gurtin California Municipal Value Fund and 0.35% of the average annual daily net assets of the Gurtin National Municipal Intermediate Value Fund and Gurtin California Municipal Intermediate Value Fund under the terms of the Advisory Agreement. The advisory fee, if not waived, is accrued daily and paid monthly by each Fund and is assessed based on the daily net assets of the Fund.

In addition to receiving its advisory fee from the Funds, the Adviser may also act and be compensated as investment manager for its clients with respect to assets that the clients have invested in the Funds. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee to be received from a separately managed account.

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of the Gurtin National Municipal Value Fund and Gurtin California Municipal Value Fund Institutional Shares to 0.60%, and Investor Shares to 0.85% through January 28, 2017 and of each of the Institutional Shares and Investor Shares of Gurtin National Municipal Intermediate Value Fund and Gurtin California Municipal Intermediate Value Fund to 0.39%, respectively, through January 28, 2017 ("Expense Caps"). The Expense Caps may only be raised or eliminated with the consent of the Board. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Caps apply.

Table 1 in Appendix B shows the dollar amount of advisory fees accrued by the Gurtin National Municipal Value Fund and the Gurtin California Municipal Value Fund, the amount of advisory fees waived and/or expenses reimbursed by the Adviser, if any, and the actual advisory fees retained by the Adviser. The data provided is since commencement of operations.

Investment advisory fees data is not provided for the Gurtin National Municipal Intermediate Value Fund and the Gurtin California Municipal Intermediate Value Fund because the Funds commenced operations after the period ended September 30, 2015.

Advisory Agreement. The Funds' Advisory Agreement remains in effect for an initial period of two years from the date of its effectiveness, and thereafter the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party (other than as trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Funds on 60 days' written notice when authorized either by vote of the Funds' shareholders or by a majority vote of the Board, or by the Adviser on 60 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

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Under the Advisory Agreement, the Adviser is not liable for any mistake of judgment, mistake of law, or act or omission, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

G. Distributor

Distribution Services. Foreside Fund Services, LLC (the "Distributor") has been the distributor (also known as principal underwriter) of the shares of the Funds since it reorganized as a separate series of the Trust and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA").

Under a Distribution Agreement with the Trust dated June 27, 2013, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund "supermarket" platform arrangements, the Funds and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Funds through financial intermediaries should acquaint themselves with their financial intermediary's procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary. The Distributor does not receive compensation from the Funds for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 plan is effective, as applicable. The Adviser pays the Distributor a fee for certain distribution-related services.

Distribution Plan (Investor Shares). The Trust, including a majority of Independent Trustees who have no direct or indirect financial interest in the operation of the Rule 12b-1 plan, has adopted a Rule 12b-1 plan under which the Funds are authorized to pay to the Distributor and any other entity authorized by the Board, including the Adviser (collectively, "payees"), a fee equal to 0.25% of the average daily net assets of the Funds' Investor Shares for distribution services and/or the servicing of shareholder accounts. The payees may pay any or all amounts received under the Rule 12b-1 plan to other persons for any distribution or service activity conducted on behalf of the Funds. The Rule 12b-1 plan is a core component of the ongoing distribution of the Funds' Investor Shares, which is intended to attract and retain assets from prospective investors and may realize potential economies of scale for shareholders in the form of future lower expense ratios. Pursuant to an agreement between the Distributor and the Adviser, the Distributor may reimburse certain distribution-related and/or shareholder servicing expenses incurred by the Adviser.

The Rule 12b-1 plan provides that the payees may incur expenses for distribution and service activities including, but not limited to (1) any sales, marketing and other activities primarily intended to result in the sale of Fund shares and (2) providing services to holders of shares related to their investment in the Funds, including, without limitation, providing assistance in connection with responding to shareholder inquiries regarding the Fund's investment objective, policies and other operational features and inquiries regarding shareholder accounts. Expenses for such activities include compensation to employees and expenses, including overhead and telephone and other communication expenses, of a payee who engages in or supports the distribution of Fund shares or who provides shareholder servicing such as responding to shareholder inquiries regarding the Funds' operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of Fund shares to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor, the Adviser or others in connection with the offering of Fund shares for sale to the public.

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The Rule 12b-1 plan requires the payees to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the Rule 12b-1 plan and identifying the activities for which those expenditures were made. The Rule 12b-1 plan obligates the Funds to compensate payees for services and not to reimburse them for expenses incurred.

The Rule 12b-1 plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Independent Trustees. The Rule 12b-1 plan further provides that it may not be amended to materially increase the costs that a Fund or class bears for distribution/shareholder servicing pursuant to the Rule 12b-1 plan without approval by affected shareholders and that other material amendments of the Rule 12b-1 plan must be approved by the Independent Trustees. The current Rule 12b-1 plan may be terminated with respect to Investor Shares at any time by the Board, by a majority of the Independent Trustees or by the shareholders of Investor Shares.

Currently Investor Shares are not offered for sale. Therefore there are no dollar amounts to show for fees payable by the Fund to the Distributor, fees waived by the Distributor or its agents or actual fees received by the Distributor and its agents under the Rule 12b-1 plan.

H. Other Fund Service Providers

Administrator, Fund Accountant, Transfer Agent, and Compliance Services. Atlantic and its subsidiaries provide administration, compliance, fund accounting and transfer agency services to the Funds. Atlantic is a subsidiary of Forum Holdings Corp I. John Y. Keffer, a trustee, is the Chairman of Atlantic and is also the founder and owner of Forum Holdings Corp. I, the parent entity of Atlantic.

Pursuant to the Atlantic Services Agreement (the "Services Agreement"), each Fund pays Atlantic and its subsidiaries a bundled fee for administration, compliance, fund accounting and transfer agency services. Each Fund also pays Atlantic and its subsidiaries certain surcharges and shareholder account fees. The fee is accrued daily by the Funds and is paid monthly based on the average net assets, transactions and positions for the prior month.

The Services Agreement continues in effect until terminated, so long as its continuance is specifically approved or ratified with such frequency and in such manner as required by applicable law. After an initial three-year term, the Services Agreement is terminable with or without cause and without penalty by the Trust or by the Administrator on 120 days' written notice to the other party. The Services Agreement is also terminable for cause by the non-breaching party on at least 60 days' written notice to the other party, provided that such party has not cured the breach within that notice period. Under the Services Agreement, Atlantic is not liable to the Funds or the Funds' shareholders for any act or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Services Agreement. The Services Agreement also provides that Atlantic will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to $0.01 and in addition, limits the amount of any loss for which Atlantic would be liable. Also, Atlantic is not liable for the errors and omissions of others, including the entities that supply security prices to Atlantic and the Funds. Losses incurred by the Funds as a result of acts or omissions by Atlantic or any other service provider for which Atlantic or the service provider is not liable to the Funds would be borne by the Funds and through the Funds, by their Shareholders.

As Administrator, Atlantic administers each Fund's operations except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator's responsibilities include, but are not limited to: (1) overseeing the performance of administrative and professional services rendered to the Funds by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Funds; (2) preparing for filing and filing certain regulatory filings (i.e., registration statements and shareholder reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of each Fund's tax returns, the preparation of financial statements and related reports to each Fund's shareholders, the SEC and state and other securities administrators; (4) providing the Funds with adequate general office space and facilities and providing persons suitable to the Board to serve as officers of the Trust; (5) assisting the Adviser in monitoring Fund holdings for compliance with prospectus investment restrictions and assisting in preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a CCO, and an Anti-Money Laundering Compliance Officer to the Funds, as well as certain additional compliance support functions.

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Atlantic Shareholder Services, LLC (the "Transfer Agent") serves as transfer agent and distribution paying agent for the Funds. The Transfer Agent is registered as a transfer agent with the SEC. The Transfer Agent maintains an account for each shareholder of record of each Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

As Fund accountant, Atlantic provides fund accounting services to the Funds. These services include calculating the NAV of each Fund class.

Atlantic, located at Three Canal Plaza, Suite 600, Portland, Maine 04101, also maintains certain books and records of the Fund that are required by applicable federal regulations.

Table 2 in Appendix B shows the dollar amount of the fees accrued by the Gurtin National Municipal Value Fund and the Gurtin California Municipal Value Fund for administration services, the amount of fees waived by Atlantic, if any, and the actual fees retained by Atlantic under the Services Agreement. The data provided is since commencement of operations.

Administrative services fees data is not included for the Gurtin National Municipal Intermediate Value Fund and the Gurtin California Municipal Intermediate Value Fund because the Funds commenced operations after the period ended September 30, 2015.

Custodian. MUFG Union Bank, N.A. is the "Custodian" for the Funds and safeguards and controls the Funds' cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Funds' domestic and foreign assets. The Custodian also maintains certain books and records of the Fund that are required by applicable federal regulations. The Custodian is located at 350 California Street, 6th Floor, San Francisco, California 94104.

Legal Counsel. Stradley Ronon Stevens & Young, LLP, 1250 Connecticut Avenue, N.W., Suite 500, Washington, DC 20036-2652, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm. BBD, LLP ("BBD"), 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Funds, providing audit and tax services. BBD audits the annual financial statements of the Funds and provides the Funds with an audit opinion. BBD also reviews certain regulatory filings of the Funds.

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PORTFOLIO TRANSACTIONS

A. How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed-income securities (for instance, municipal instruments, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from which a Fund purchases or to which a Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers, but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed-income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission, markup or markdown.

B. Commissions Paid

Table 3 in Appendix B shows the dollar amount of the aggregate brokerage commissions paid by the Gurtin National Municipal Value Fund and the Gurtin California Municipal Value Fund; the amount of commissions paid to an affiliate of Gurtin National Municipal Value Fund and Gurtin California Municipal Value Fund, the Adviser or the Distributor; the percentage of brokerage commissions paid to an affiliate of Gurtin National Municipal Value Fund and Gurtin California Municipal Value Fund, the Adviser or the Distributor; and the percentage of transactions executed by an affiliate of Gurtin National Municipal Value Fund and Gurtin California Municipal Value Fund, the Adviser or the Distributor. The data provided is since commencement of operations.

Aggregate brokerage commissions data is not provided for the Gurtin National Municipal Intermediate Value Fund and the Gurtin California Municipal Intermediate Value Fund because the Funds commenced operations after the period ended September 30, 2015.

C. Adviser Responsibility for Purchases and Sales and Choosing Broker-Dealers

The Adviser places orders for the purchase and sale of securities with broker-dealers selected by and at the discretion of the Adviser. The Funds do not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of each Fund rather than by any formula.

The Adviser seeks "best execution" for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Funds may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as the size of the order, the difficulty of execution, the efficiency of the executing broker's facilities, availability of securities and any risk assumed by the executing broker-dealer. The Fund may pay a higher commission if, for example, the broker-dealer has specific expertise in a particular type of transaction (due to factors such as size or difficulty) or it is efficient in trade execution.

The Funds do not direct brokerage to any brokers for research services.

D. Counterparty Risk

The Adviser monitors the creditworthiness of counterparties to the Funds' transactions and intends to enter into a transaction only when it believes that the counterparty presents appropriate credit risks.

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E. Simultaneous Investments

Certain inherent conflicts of interest also arise from the fact that the Adviser or its affiliates may carry on substantial investment activities (including activities that employ substantially similar strategies as a Fund) for other client accounts, discretionary accounts and other pooled investment vehicles, for their own accounts, and others. Investment decisions for any Fund are made independently from those of the other accounts or funds managed or advised by the Adviser or its affiliates and the Funds will have no interest in these activities. If, however, such other accounts or funds desire to invest in, or dispose of, the same securities as a Fund, available investments or opportunities for sales will be allocated equitably to each account or fund in accordance with the Adviser's allocation policy. In addition, when purchases or sales of the same security for a Fund and other client accounts managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases and sales.

F. Portfolio Turnover

The frequency of portfolio transactions of each Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. Higher portfolio turnover rates may result in increased brokerage costs to a Fund and a possible increase in short-term capital gains (taxable to shareholders as ordinary income when distributed to them) or losses. An annual portfolio turnover rate of 100% does not necessarily indicate all the securities in a Fund were replaced once in a period of one year.

Portfolio turnover rate is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options and futures contracts in which a Fund invests, are excluded from the calculation of portfolio turnover rate.

G. Portfolio Holdings

Portfolio holdings as of the end of the Funds' annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each period). Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days after the end of such period. You may request a copy of the Funds' latest annual or semi-annual report to shareholders, when they are available, or a copy of the Funds' latest Form N-Q, when they are available, which contains each Fund's portfolio holdings, by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Funds' latest Form N-CSR and Form N-Q, when they are available, by accessing the SEC's website at www.sec.gov.

Each Fund's nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Fund's operations that the Fund has retained them to perform so long as the disclosure is subject to duties of confidentiality imposed by law and/ or contract as determined by each Fund's officers and, if applicable, the Board. Each Fund's portfolio holdings are available in real-time on a daily basis to the Adviser, the Administrator and the Custodian. In addition, the Distributor, the independent auditors, proxy voting services, mailing services, and financial printers may have access, but not on a daily real-time basis, to each Fund's nonpublic portfolio holdings information on an ongoing basis. The trustees, Trust's officers, legal counsel to the Trust and to the Independent Trustees, and the Funds' independent registered public accounting firm may receive such information on an as needed basis. Disclosure of portfolio holdings to these entities is subject to the officer determination and Board reporting requirements discussed in the next paragraph.

From time to time, nonpublic information regarding a Fund's portfolio holdings may also be disclosed to certain mutual fund consultants, analysts and rating/ranking entities, or other entities or persons ("Recipients") that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available portfolio holdings information will be made only if a Trust officer (i.e., the President or the Treasurer) determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has legitimate business purposes for disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient, other than a ratings or ranking organization, receiving such information shall agree

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in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) assume responsibility for any breach of the terms of the confidentiality agreement by its employees; and (3) upon request from the Trust, will return or promptly destroy the information. Any Recipient that is a ratings or ranking organization receiving such information must have in place control mechanisms to reasonably ensure or otherwise agree that: (1) the holdings information will be kept confidential; (2) no employee shall use the information to effect trading or for their personal benefit; and (3) the nature and type of information that any employee, in turn, may disclose to third-parties is limited. The Trust officer shall report to the Board at its next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Trust officer's reasons for determining to permit such disclosure.

The Adviser may provide investment management for accounts of clients other than the Funds, which may result in some of those accounts having a composition substantially similar to that of the Funds. The Adviser and its affiliates may provide regular information to clients and others regarding the holdings in accounts that each manages, but no information is provided to clients or others that identifies the actual composition of a Fund's holdings, specifies the amount of a Fund's assets invested in a security or specifies the extent of any such similarities among accounts managed by the Adviser.

No compensation is received by the Funds, or, to the Funds' knowledge, paid to the Adviser or any other party in connection with the disclosure of the Funds' portfolio holdings. The codes of ethics of the Trust and the Adviser are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning a Fund's portfolio holdings. In addition, the Funds' service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

The Funds' portfolio holdings disclosure policy is subject to review by the CCO, who will report the results of such review at least annually to the Board. Any identified conflict between the interests of shareholders and those of another party resulting from the disclosure of nonpublic portfolio holdings information will be reported to the Board for appropriate action.

There is no assurance that the Funds' portfolio holdings disclosure policy will protect the Funds against potential misuse of holdings information by individuals or firms in possession of that information.

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PURCHASE AND REDEMPTION INFORMATION

A. General Information

You may effect purchases or redemptions or request any shareholder privilege by contacting the Transfer Agent.

Each Fund accepts orders for the purchase or redemption of shares of the Fund on any weekday except days when the New York Stock Exchange (the "NYSE") is closed. Under unusual circumstances, a Fund may accept orders when the NYSE is closed if deemed appropriate by the Trust's officers.

The shares of the Funds may not be available for sale in the state in which you reside. Please check with your investment professional to determine each Fund's availability.

B. Additional Purchase Information

Shares of each class of each Fund are offered on a continuous basis by the Distributor.

Each Fund reserves the right to refuse any purchase request.

Fund shares are issued for cash only.

IRAs. All contributions made through a financial intermediary into an individual retirement account (an "IRA") are treated as IRA contributions made during the year that the contribution is received.

UGMAs/UTMAs. If the custodian's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the custodian must provide instructions in a manner indicating custodial capacity.

C. Additional Redemption Information

You may redeem Fund shares at NAV.

Each Fund may redeem shares involuntarily, (1) to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder; or (2) to collect any charge relating to transactions effected for the benefit of a shareholder that is applicable to the Fund's shares as provided in the Prospectus.

Suspension of Right of Redemption. The right of redemption may not be suspended for more than seven days after the tender of Fund shares, except for any period during which: (1) the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC has entered a suspension order for the protection of the shareholders of the Fund.

Redemption in Kind. Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, a Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which a Fund may effect a redemption in portfolio securities only if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

NAV Determination. The NAV of each Fund is determined by taking the market value of the total assets of the Fund, subtracting the liabilities of the Fund and then dividing the result (net assets) by the number of outstanding shares of the Fund. Each Fund calculates its NAV as of the close of trading on the NYSE (generally 4:00 p.m., Eastern Time) on each weekday that the NYSE is open, except as described below.

The NYSE is open every weekday, Monday through Friday. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. The NYSE may close early on the day before each of these holidays as well as on the day after Thanksgiving Day, and the NYSE holiday schedule is subject to change without notice.

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Each Fund values securities for which market quotations are readily available at current market value, except for certain short-term securities that may be valued at amortized cost. Securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Investments in non-exchange traded investment companies are valued at their NAVs.

Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may be based on broker-supplied or dealer-supplied valuations or on matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate, maturity institution-size trading in similar groups of securities, developments related to special securities, dividend rate, and other market data. If the prices provided by pricing services and independent quoted prices are unreliable, the Valuation Committee described below will fair value the security using the Trust's fair value procedures.

If market quotations are not readily available or the Fund reasonably believes that they are unreliable, each Fund will seek to value such securities at fair value, as determined in good faith using procedures approved by the Board. The Board has delegated day-to-day responsibility for fair valuation determinations in accordance with the procedures to a Valuation Committee composed of management members who are appointed to the Committee by the Board. The Committee makes such determinations under the supervision of the Board. Fair valuation may be based on subjective factors. As a result, the fair value price of a security may differ from that security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotations. To the extent that the Fund invests in open-end investment companies, the prospectuses for those investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Securities of smaller companies and certain derivatives are more likely to require a fair value determination because they may be thinly traded and less liquid than securities of larger companies.

Distributions. Distributions of net investment income will be reinvested at the NAV of the applicable class (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of net realized capital gains will be reinvested at the NAV of the applicable class (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

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TAXATION

The tax information set forth in the Prospectus and in this section relates solely to federal tax law and assumes that a Fund qualifies for treatment as a regulated investment company ("RIC") under that law (as discussed below). This information is only a summary of certain key federal income tax considerations affecting a Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code, the regulations thereunder, and IRS interpretations and similar authority on which a Fund may rely, all as in effect on the date hereof, as well as on court decisions through that date. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to a Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. Each investor should consult their own tax advisor as to the federal, state, local, and foreign tax provisions applicable to them.

A. Qualification for Treatment as a Regulated Investment Company

Each Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, for each taxable year as a RIC under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Funds.

The taxable year-end of the Funds is September 30, which is the same as the Funds' fiscal year-end.

Qualification as a Regulated Investment Company. As a RIC, a Fund will not be subject to federal income tax on the portion of its investment company taxable income (generally, interest, dividends, the excess of net short-term capital gain over net long-term capital loss, net gains and losses from certain foreign currency transactions and other ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders. To qualify to be taxed as a RIC for a taxable year, a Fund must satisfy the following requirements, among others:

• The Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the taxable year ("Distribution Requirement"). Certain distributions made by the Fund after the close of its taxable year are considered distributions attributable to that taxable year for purposes of satisfying this requirement.

•The Fund must derive at least 90% of its gross income for the taxable year from (1) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived from its business of investing in securities or those currencies and (2) net income from an interest in a qualified publicly traded partnership ("QPTP") ("Gross Income Requirement"). A QPTP is defined as a "publicly traded partnership" (generally, a partnership the interests in which are "traded on an established securities market" or are "readily tradable on a secondary market (or the substantial equivalent thereof)") that derives less than 90% of its gross income from income described in clause (1).

• The Fund must satisfy the following asset diversification requirements ("Diversification Requirements") at the close of each quarter of the taxable year: (1) at least 50% of the value of its total assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (equity securities of a QPTP being considered voting securities for these purposes); and (2) no more than 25% of the value of its total assets may be invested in (a) the securities of any one issuer (other than U.S. government securities and securities of other RICs), (b) the securities (other than securities of other RICs) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (c) the securities of one or more QPTPs.

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In some circumstances, the character and timing of income realized by a Fund for purposes of the Gross Income Requirement or the identification of the issuer for purposes of the Diversification Requirements is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect a Fund's ability to satisfy these requirements. See, "Certain Tax Rules Applicable to Fund Transactions" below with respect to the application of these requirements to certain types of investments. In other circumstances, a Fund may be required to sell portfolio holdings in order to meet the Gross Income Requirement, Distribution Requirement, or Asset Diversification Requirements, which may have a negative impact on a Fund's income and performance.

Failure to Qualify. If for any taxable year a Fund does not qualify for treatment as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits (except that, for individual and certain other non-corporate shareholders, the part thereof that is "qualified dividend income" would be subject to federal income tax at the rates for net capital gain - a maximum rate of 15% for a single shareholder with taxable income not exceeding $413,200 ($464,850 for married shareholders filing jointly) and 20% for those shareholders with taxable income exceeding those respective amounts, and those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances). Furthermore, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Failure to qualify for treatment as a RIC would thus have a negative impact on a Fund's after-tax performance. It is possible that a Fund will not qualify as a RIC in any given taxable year.

If a Fund fails to satisfy the Gross Income Requirement for any taxable year, it nevertheless will be considered to have satisfied that requirement for that year if, among other things, the failure "is due to reasonable cause and not due to willful neglect" and the Fund pays a tax in an amount equal to the excess of its gross income that is not qualifying income for purposes of that requirement over one-ninth of its gross income that is such qualifying income.

If a Fund fails to satisfy either Diversification Requirement at the close of any quarter of its taxable year by reason of a discrepancy existing immediately after its acquisition of any security that is wholly or partly the result of that acquisition during that quarter, it will not lose its status for that quarter as a RIC if the discrepancy is eliminated within 30 days after the quarter's close. If a Fund fails to satisfy either of the Diversification Requirements (other than a "de minimis" failure, as defined in the Code) for a quarter and the preceding sentence does not apply, it nevertheless will be considered to have satisfied those requirements for that quarter if, among other things, the failure "is due to reasonable cause and not due to willful neglect" and the Fund disposes of the assets that caused the failure within six months after the last day of the quarter in which it identifies the failure in the manner to be prescribed by the IRS; in that case, the Fund will also be liable for a tax equal to the greater of $50,000 or the amount determined by multiplying the net income generated by those assets for the period from the date the failure occurs to the date of disposition thereof by the highest rate of tax applicable to corporations (currently 35%).

Portfolio Turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund's after-tax performance.

Deferral of Late Year Losses. The Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A "qualified late year loss" includes:

• any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year ("post-October capital losses"), and

• the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess,

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  if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms "specified losses" and "specified gains" mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company ("PFIC") for which a mark-to-market election is in effect. The terms "ordinary losses" and "ordinary income" mean other ordinary losses and income that are not described in the preceding sentence.

Undistributed Capital Gains. Each Fund may retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute net capital gains. If a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

B. Fund Distributions

Each Fund intends to qualify each year to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Fund's taxable year at least 50% of the Fund's total assets consists of tax exempt obligations, which are exempt from federal income tax.

Distributions from each Fund will constitute exempt-interest dividends to the extent of the Fund's tax-exempt interest income (net of allocable expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of a Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below.

Any gain or loss from the sale or other disposition of a tax-exempt security generally is treated as either long-term or short-term capital gain or loss, depending upon its holding period, and is fully taxable as described below relating to distributions of capital gains. However, gain recognized from the sale or other disposition of a tax-exempt security purchased after April 30, 1993, will be treated as ordinary income to the extent of the accrued market discount on such security.

AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends derived from certain "private activity" Tax Exempt Obligations issued after August 7, 1986, generally will constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers. However, tax-exempt interest on private activity bonds issued in 2009 and 2010 is not an item of tax preference for purposes of the AMT. In addition, exempt-interest dividends derived from all tax exempt obligations regardless of the date of issue, must be included in adjusted current earnings which are used in computing an additional corporate preference item includable in AMTI. Certain small corporations are wholly exempt from the AMT.

Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income subject to federal income tax. Further, a shareholder of a Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by the Fund will likely be subject to tax on dividends paid by the Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States.

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To the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands, and Guam), they also may be exempt from that state's personal income taxes. Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states.

Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to a tax exempt obligation could cause interest on the obligation, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the obligation was issued. In such a case, the Fund may be required to report to the IRS and send to shareholders amended Forms 1099 for a prior taxable year in order to report additional taxable income. This, in turn, could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.

Each Fund may invest a portion of its assets in securities that pay taxable interest. Each Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income to the extent of the Fund's earnings and profits. None of the dividends paid by the Fund will qualify for the dividends received deduction in the case of corporate shareholders or as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.

Each Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

A Fund may have capital loss carryovers for a taxable year. Capital loss carryovers may be used to offset any current capital gain (whether short-term or long-term) and will not expire. All capital loss carryovers are listed in a Fund's financial statements. Any such losses may not be carried back. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% "change in ownership" of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund's ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund's shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund's control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another Fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder's tax basis in his or her Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments.

Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S.

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government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Each distribution by a Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If the shareholder receives a distribution in the form of a reinvestment in additional shares, the shareholder will be treated as having received a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

When a shareholder purchases shares, the NAV of their shares may reflect undistributed net investment income, undistributed net capital gains or net unrealized appreciation in the value of the assets of the Fund. A distribution of that income or gain (including net gain, if any, from realizing all or part of that appreciation) will be taxable to a shareholder in the manner described above, although the distribution economically constitutes a partial return of capital to the shareholder unless the shareholder is investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Ordinarily, a shareholder is required to take distributions by a Fund into income in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in one of those months, however, is deemed to be paid by a Fund and received by them on December 31 of that year if the distribution is paid in January of the following year.

Each Fund will send information annually to its shareholders regarding the federal income tax status of distributions made (or deemed made) during the year.

An individual is required to pay a 3.8% federal tax on the lesser of (1) the individual's "net investment income," which generally includes dividends, interest and net gains from the disposition of investment property (including dividends and capital gain distributions the Fund pays and net gains realized on the redemption of Fund shares), or (2) the excess of the individual's "modified adjusted gross income" over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Net investment income does not include exempt-interest dividends. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return. Shareholders should consult their tax advisors regarding the effect, if any, this provision may have on their investment in Fund shares.

C. Certain Tax Rules Applicable to Fund Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the Fund to its shareholders. In general, gain or loss recognized by a Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain Fixed Income Investments. Gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. If a Fund purchases a debt obligation (such as a zero-coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a Fund's investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Investments in Debt Obligations that are at Risk of or in Default. Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to

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accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund in order to ensure that it distributes sufficient income to preserve its status as a RIC.

Investments in Securities of Uncertain Tax Character. A Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by a Fund, requiring a Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

D. Federal Excise Tax

A 4% non-deductible federal excise tax ("Excise Tax") is imposed on a RIC that fails to distribute in each calendar year an amount equal to at least the sum of (1) 98.0% of its ordinary income for the year plus (2) 98.2% of its capital gain net income for the one-year period ended on October 31 of the year, and (3) any prior year undistributed ordinary income and capital gain net income. A Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year ending in the calendar year.

For purposes of calculating the Excise Tax, the Fund (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes any "specified gain" or "specified loss" (see, "Deferral of Late Year Losses" above for the definition of "specified gain" and "specified loss") realized or sustained after October 31 of any year in determining the amount of ordinary income for the current calendar year. A Fund will include any "specified gain" or "specified loss" incurred after October 31 in determining ordinary income for the succeeding calendar year.

Generally, each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and Excise Tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an Excise Tax. Shareholders should note, however, that each Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid Excise Tax liability.

E. Redemption of Shares

In general, you will recognize gain or loss on an exchange or redemption of Fund shares in an amount equal to the difference between the proceeds of the exchange or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase Fund shares (for example, by reinvesting dividends) within 30 days before or after the exchange or redemption (i.e., a wash sale). If disallowed, the loss would be reflected in an upward adjustment to the basis in the purchased shares. In general, any gain or loss arising from an exchange or redemption of shares of the Fund will be considered a capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from an exchange or redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain, if any, received on such shares. In determining the holding period of shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

Tax Basis Information. The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired where the cost basis of the shares is known by the Fund (referred to as "covered shares") and which are disposed of after they are purchased or acquired. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account.

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When required to report cost basis, the Fund will calculate it using the Fund's default method, unless you instruct the Fund to use a different calculation method. For additional information regarding the Fund's available cost basis reporting methods, including its default method, please contact the Fund. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund if you intend to utilize a method other than the Fund's default method for covered shares. If you do not notify the Fund of your elected cost basis method upon initial purchase into your account, the default method will be applied to your covered shares.

The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Fund.

Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

F. Backup Withholding

By law, each Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•provide your correct social security or taxpayer identification number,

•certify that this number is correct,

•certify that you are not subject to backup withholding, and

•certify that you are a U.S. person (including a U.S. resident alien).

Each Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

G. Non-U.S. Investors

Fund shares are generally not sold outside the United States. Non-U.S. investors should be aware that U.S. withholding at a 30% or lower treaty tax rate, special tax certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and U.S. estate taxes, may apply to any investment in a Fund.

H. Capital Loss Carryovers ("CLCOs")

Each Fund may sustain capital losses for a taxable year. Those losses may be "carried over" (but not carried back) and used to offset any current or future net realized capital gains (whether short-term or long-term) for federal income tax purposes. All capital loss carryovers ("CLCOs") available at the close of each Fund's most recently completed taxable year ("available CLCOs") are listed in their financial statements. As a result of the Regulated Investment Company

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Modernization Act of 2010 ("Act"), whether each Fund's CLCOs will expire depends on when they arose. Those that arose in taxable years that began by December 22, 2010, the Act's effective date ("pre-enactment CLCOs"), will expire after eight taxable years and thus will be unavailable to offset against future capital gains, if any, that are realized after that expiration. Capital losses that are sustained in taxable years beginning after that date ("post-enactment years"), however, may be carried forward indefinitely. Any capital losses that each Fund sustains in post-enactment years must be utilized to offset realized capital gains before pre-enactment CLCOs; as a result of this ordering rule, those CLCOs may be more likely to expire unused. Capital losses that arise in post-enactment years and are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses (as under previous law).

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OTHER MATTERS

A. The Trust and Its Shareholders

General Information. Each Fund is a separate series of the Trust. The Trust is an open-end investment management company organized under Delaware law as a statutory trust on July 30, 2012. The Trust's trust instrument (the "Trust Instrument") permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. The Trust and each fund will continue indefinitely until terminated. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The other funds of the Trust are described in one or more separate Statements of Additional Information.

Shareholder Voting and Other Rights. Each share of a fund and each class of shares has equal dividend, distribution, liquidation and voting rights. Fractional shares have those rights proportionately, except that expenses related to the distribution of shares of each fund or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each fund or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the fund or class and other matters for which separate fund or class voting is appropriate under applicable law. Generally, shares will be voted separately by each fund except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual funds; or (2) the Board determines that the matter affects more than one fund and all affected funds must vote. The Board may also determine that a matter only affects certain funds or classes of the Trust and thus that only those funds or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable.

A shareholder in a fund is entitled to the shareholder's pro rata share of all distributions arising from that fund's assets and, upon redeeming shares, will receive the portion of the fund's net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a fund's) shares may, as set forth in the Trust Instrument, call meetings of the Trust (or fund) for any purpose related to the Trust (or fund), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more trustees.

Termination or Reorganization of Trust or its Series. The Board, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Board may sell or convey the assets of a fund or reorganize such fund into another investment company registered under the 1940 Act without a shareholder vote.

B. Fund Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is a shareholder who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.

As of January 6, 2016, the trustees and officers of the Trust in aggregate owned less than 1% of the outstanding shares of beneficial interest of each Fund.

As of January 6, 2016, certain shareholders of record owned 5% or more of the shares of a Fund. Shareholders known by a Fund to own beneficially 5% or more of the applicable class are listed in Table 4 in Appendix B.

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From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of January 6, 2016, the shareholders listed in Table 4 in Appendix B who own more than 25% of a Fund may be deemed to control the Fund. "Control" for this purpose is the ownership of 25% or more of a Fund's voting securities.

C. Limitations on Shareholders' and Trustees' Liability

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In addition, the Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust Instrument provides that if any shareholder or former shareholder of any fund is held personally liable, solely by reason of having been a shareholder (and not because of their acts or omissions or for some other reason), the shareholder or former shareholder shall be entitled out of assets belonging to the applicable fund to be held harmless from and indemnified against all losses and expenses arising from such liability. The Trust Instrument also provides that the Trust, on behalf of a fund, shall, upon request by a shareholder or former shareholder, assume the defense of any claim made against any shareholder for any act or obligation of that fund and satisfy any judgment thereon from the assets belonging to the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability is in effect, and a Fund is unable to meet its obligations.

No trustee or officer of the Trust is responsible or liable to the Trust, its shareholders or another trustee or other person that is a party to or is otherwise bound by the Trust's Trust Instrument for any act or omission, breach of contract, breach of duties or for neglect or wrongdoing of the Trustee or officer or any officer, agent, representative, employee, adviser, principal underwriter or independent contractor to the Trust. However, no trustee or officer is protected under the Trust Instrument against liability to the Trust or its shareholders to which such trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

All persons contracting with or having a claim against the Trust or a particular fund may only look to the Trust assets (or assets belonging to a fund) for payment under such contract or claim. Neither the trustees nor any of the Trust's officers or employees (whether past, present or future) are personally liable for such claims.

D. Proxy Voting Procedures

A copy of the Trust's and the Adviser's proxy voting procedures are included in Appendices C and D, respectively.

Information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available: (1) without charge, upon request, by contacting the Transfer Agent at (844) 342-5763 (toll free); and (2) on the SEC's website at www.sec.gov.

E. Code of Ethics

The Trust and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes are designed to eliminate conflicts of interest between a Fund and personnel of the Trust and the Adviser. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Funds, subject to certain limitations.

F. Registration Statement

This SAI and the Prospectus do not contain all of the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. The SEC maintains a website (http://www.sec.gov) that contains this SAI, any material incorporated by reference, and other information regarding the Fund.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

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G. Financial Statements

The Trust's independent registered public accounting firm, BBD, audits and reports on each Fund's annual financial statements. The financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statement of changes in net assets, financial highlights, notes and report of independent registered public accounting firm. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

The Gurtin National Municipal Value Fund's and the Gurtin California Municipal Value Fund's Financial Statements and Financial Highlights for the fiscal year ended September 30, 2015 are incorporated by reference into this SAI from the Funds' Annual Report to shareholders, have been audited by BBD, an independent registered public accounting firm, as stated in its report, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon its authority as an expert in accounting and auditing.

Financial Statements and Financial Highlights are not available for the Gurtin National Municipal Intermediate Value Fund and the Gurtin California Municipal Intermediate Value Fund because the Funds commenced operations after the period ended September 30, 2015.

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APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

Municipal Long-Term Bond Ratings

Standard & Poor's ("S&P") Municipal Long-Term Bond Ratings:

The following descriptions of S&P's long-term corporate and municipal bond ratings have been published by Standard & Poor's Financial Service LLC.

AAA - An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C - Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but Standard & Poor's expects default to be a virtual certainty, regardless of the anticipated time to default.

C - An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D - An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

Plus (+) or Minus (-) - The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Moody's U.S. Municipal Long-Term Bond Ratings:

The following descriptions of Moody's long-term municipal bond ratings have been published by Moody's Investors Service, Inc. and Moody's Analytics Inc.

Aaa - Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa - Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A - Issuers or issues rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Baa - Issuers or issues rated Baa represent average creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Ba - Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

B - Issuers or issues rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Caa - Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ca - Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

C - Issuers or issues rated C demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Modifiers: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch's Municipal Bond Long-Term Ratings:

The following descriptions of Fitch's long-term municipal bond ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

AAA - Highest credit quality. 'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. 'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. 'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B - Highly speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC - Substantial credit risk. 'CCC' ratings indicate that default is a real possibility.

CC - Very high levels of credit risk. 'CC' ratings indicate default of some kind appears probable.

C - Exceptionally high levels of credit risk. 'C' ratings indicate default appears imminent or inevitable.

D - Default. 'D' ratings indicate a default. Default generally is defined as one of the following:

•failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Structured Finance Defaults - "Imminent" default, categorized under 'C', typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the 'C' category.

Structured Finance Writedowns - Where an instrument has experienced an involuntary and, in the agency's opinion, irreversible "writedown" of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of 'D' will be assigned to the instrument. Where the agency believes the "writedown" may prove to be temporary (and the loss may be "written up" again in future if and when performance improves), then a credit rating of 'C' will typically be assigned. Should the "writedown" then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the "writedown" later be deemed as irreversible, the credit rating will be lowered to 'D'.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

Plus (+) or Minus (-) - The modifiers "+" or "-"may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-Term Rating category, or to Long-Term Rating categories below 'B'.

Municipal Short-Term Bond Ratings

S&P's Municipal Short-Term Bond Ratings:

The following descriptions of S&P's short-term municipal ratings have been published by Standard & Poor's Financial Service LLC.

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

Moody's Municipal Short-Term Ratings:

The following descriptions of Moody's short-term municipal ratings have been published by Moody's Investors Service, Inc. and Moody's Analytics Inc.

MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch's Municipal Short-Term Credit Ratings:

The following descriptions of Fitch's municipal short-term credit ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B - Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D - Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Short-Term Credit Ratings

S&P's Short-Term Credit Ratings:

The following descriptions of S&P's short-term credit ratings have been published by Standard & Poor's Financial Service LLC.

A-1 - A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C - A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

Dual Ratings - S&P assigns "dual" ratings to all debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').

Moody's Short-Term Ratings:

The following descriptions of Moody's short-term credit ratings have been published by Moody's Investors Service, Inc. and Moody's Analytics Inc.

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch's Short-Term Ratings:

The following descriptions of Fitch's short-term credit ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B - Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D - Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

APPENDIX B - MISCELLANEOUS TABLES

Table 1 - Investment Advisory Fees

The following tables show the dollar amount of fees accrued with respect to each Fund, the amount of fees waived and/or expenses reimbursed by the Adviser, if any, and the actual fees retained by the Adviser. The data is since commencement of operations.

Period Ended	Advisory Fees Accrued	Advisory Fees Waived	Advisory Fees Retained
Gurtin National Municipal Value Fund
September 30, 2015	$264,476	$173,192	$91,284
Gurtin California Municipal Value Fund
September 30, 2015	$498,416	$166,705	$331,711

Table 2 - Administration Fees

The following tables show the dollar amount of fees accrued with respect to each Fund, the amount of fees waived by Atlantic, if any, and the actual fees retained by Atlantic. The data is since commencement of operations.

Period Ended	Administration Fees Accrued	Administration Fees Waived	Administration Fees Retained
Gurtin National Municipal Value Fund
September 30, 2015	$82,280	$21,650	$60,630
Gurtin California Municipal Value Fund
September 30, 2015	$129,492	$48,867	$80,625

Table 3 - Commissions

The following tables show the aggregate brokerage commissions of each Fund. The data is since commencement of operations.

Period Ended	Aggregate Brokerage Commissions ($) Paid	Total Brokerage Commissions ($) Paid to Affiliate of Fund, Adviser or Distributor	% of Brokerage Commissions Paid to Affiliate of Fund, Adviser or Distributor	% of Transactions Executed by Affiliate of Fund, Adviser or Distributor
Gurtin National Municipal Value Fund
September 30, 2015	$0	$0	0%	0%
Gurtin California Municipal Value Fund
September 30, 2015	$0	$0	0%	0%

Table 4 - 5% Shareholders

The following tables list, as of January 6, 2016, the persons who owned of record 5% or more of the outstanding shares of the applicable class.

Gurtin National Municipal Value Fund
Name and Address	% of Fund
Institutional Shares
CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO, CA 94105	76.98%
Investor Shares
NONE	N/A

Gurtin California Municipal Value Fund
Name and Address	% of Fund
Institutional Shares
CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO, CA 94105	79.13%
NFS LLC FEBO OTIS BOOTH RANCH TRUST LYNN BOOTH TTEE 10431 BELLAGIO ROAD LOS ANGELES, CA 90077	6.24%
Investor Shares
NONE	N/A

Gurtin National Municipal Intermediate Value Fund
Name and Address	% of Fund
Institutional Shares
THE PISCES FUND JOHN J FISHER, ROBERT J FISHER & WILLIAM S FISHER PARTNERS SAN FRANCISCO, CA 94111	45.65%
MAUNA KEA 2012 TRUST JOHN J FISHER, ROBERT J FISHER & WILLIAM S FISHER TTEES SAN FRANCISCO, CA 94111	45.65%
CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO, CA 94105	8.71%
Investor Shares
NONE	N/A

Gurtin California Municipal Intermediate Value Fund
Name and Address	% of Fund
Institutional Shares
THE PISCES FUND JOHN J FISHER, ROBERT J FISHER & WILLIAM S FISHER PARTNERS SAN FRANCISCO, CA 94111	44.44%
MAUNA KEA 2012 TRUST JOHN J FISHER, ROBERT J FISHER & WILLIAM S FISHER TTEES SAN FRANCISCO, CA 94111	44.44%

Gurtin California Municipal Intermediate Value Fund
Name and Address	% of Fund
Institutional Shares
CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO, CA 94105	11.11%
Investor Shares
NONE	N/A

APPENDIX C - TRUST PROXY VOTING PROCEDURES

Forum Funds II
Shareholder Voting Policy

As of June 13, 2013

SECTION 1. BACKGROUND

The Trust exercises its shareholder voting responsibilities as an investor in other issuers as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments. This Policy details the Trust's policy with respect to shareholder voting.

SECTION 2. ADVISER RESPONSIBILITIES

(A) Delegation by Board. Each Fund has delegated to the Adviser the authority to vote as a shareholder of issuers whose securities are held in its portfolio. The Adviser shall maintain and the Board shall approve voting procedures related to the Adviser acting on behalf of the Fund in accordance with its fiduciary duties and the best interests of Fund shareholders.

(B) Delivery of Proxies. The Adviser is responsible for coordinating the delivery of proxies to be voted by the Custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a "Proxy Voting Service"). Upon request, the Adviser shall provide periodic reports to the Board as to the implementation and operation of its shareholder voting policies and procedures as they relate to the Trust.

(C) Conflicts of Interest. The Trust recognizes that under certain circumstances an Adviser or Proxy Voting Service may have a conflict of interest in voting on behalf of a Fund. A conflict of interest includes any circumstance when the Fund, the Adviser, the Distributor, the Proxy Voting Service or one or more of their Affiliated Persons (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how shares of that issuer are voted.

Each Adviser is responsible for maintaining procedures to identify and address material conflicts of interest and, when applicable, determine the adequacy of a Proxy Voting Service's procedures to identify and address material conflicts of interest.

(D) Voting Record. The Adviser shall be responsible for ensuring a voting record is maintained that includes all instances where the Fund was entitled to vote and will coordinate the annual delivery of such record to the Administrator for purposes of preparing the Trust's annual Form N-PX filing. The voting record shall include the following information required to be reported in Form N-PX:

(1) The name of the issuer of the security;

(2) The exchange ticker symbol of the security;

(3) The CUSIP for the security;

(4) The shareholder meeting date;

(5) A brief identification of the matter voted on;

(6) Whether the matter was proposed by the issuer or by a security holder;

(7) Whether the Trust cast its vote on the matter;

(8) How the Trust cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

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(9) Whether the Trust cast its vote for or against management.

The Adviser shall also be responsible for ensuring information regarding how the Fund voted relating to portfolio securities during the twelve-month period ended June 30 is available on the Fund's website or other location consistent with disclosure in the Fund's registration statement.

SECTION 3: ABSTENTION

The Trust and an Adviser may abstain from shareholder voting in certain circumstances. Abstaining from voting may be appropriate if voting would be unduly burdensome or expensive, or otherwise not in the best interest of a Fund's shareholders.

SECTION 4: BOARD REPORTING AND REVIEW

(A) The Adviser shall submit its voting procedures to the Board for review and approval initially and at the next regularly scheduled meeting of the Board following any material change.

(B) The Adviser shall report to the Board, at least quarterly, whether any conflicts of interest arose while voting as an investor in other issuers and how such conflicts were handled.

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APPENDIX D - ADVISER PROXY VOTING PROCEDURES

Gurtin Fixed Income Management, LLC proxy voting
Policy

GFI, as a matter of policy and practice, has no authority to vote proxies on behalf of advisory clients. GFI may offer assistance as to proxy matters upon a client's request, but the client always retains the proxy voting responsibility. GFI's policy of having no proxy voting responsibility is disclosed to clients. Notwithstanding the above, GFI maintains ability to vote the proxy for Gurtin California Municipal Value Fund, Gurtin National Municipal Value Fund, Gurtin National Municipal Intermediate Value Fund, and Gurtin California Municipal Intermediate Value Fund shareholders only if requested, in writing, by either of the respective funds' board of directors. In these circumstances only, the CIO, on behalf of GFI, after consultation with the Managing Partners, solely in their capacity as investment adviser to the funds, is empowered to vote the proxy using his/her best judgment in the interest of the mutual funds unless in a situation where a conflict of interest arises then the CIO will abstain from voting a proxy related to that conflict of interest.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

The Chief Compliance Officer has the responsibility for the implementation and monitoring of GFI's proxy policy, practices, disclosures and record keeping, and to ensure that GFI does not accept or exercise any proxy voting authority on behalf of clients, other than what is stated above, without an appropriate review and change of GFI's policy with appropriate regulatory requirements being met and records maintained.

Procedure

GFI has adopted various procedures to implement GFI's policy and reviews to monitor and insure GFI's policy is observed, implemented properly and amended or updated, as appropriate, which are the following:

• GFI discloses its proxy voting policy of not having proxy voting authority other than that stated above in GFI's disclosure document.

•GFI's advisory agreements, other than those entered into with the above referenced funds, provide that GFI has no proxy voting responsibilities and that the advisory clients expressly retain such voting authority.

•The Chief Compliance Officer or its designee reviews the nature and extent of advisory services provided by GFI and monitors such services to periodically determine and confirm that client proxies are not being voted by GFI or anyone within GFI, except for the above referenced fund clients. GFI forwards proxy materials to the client or whomever the client has designated to vote their proxies.

If the mutual funds shareholders request information regarding proxy votes or policies and procedures, any such request received by any employee should be forwarded to the Chief Compliance Officer who will prepare a written response with the information requested and as applicable will include the name of issuer, the proposal voted upon, and how GFI voted the client's proxy with respect to each proposal about which client inquired.

D-1

Disclosure

Although GFI's general policy is not to accept proxy voting responsibility from its clients except as stated above for specified mutual funds, GFI provides conspicuously displayed information in its ADV Part 2A summarizing the proxy voting policy and procedures, including a statement that clients and the mutual funds shareholders may request information regarding how GFI voted a client's proxies, and that clients may request a copy of these policies and procedures.

D-2

PART C  OTHER INFORMATION

Item 28.		Exhibits
(a)	(i)	Certificate of Trust (Exhibit incorporated by reference as filed as Exhibit (a)(i) on Form N1-A via EDGAR on May 10, 2013, accession number 0001435109-13-000219).
	(ii)	Trust Instrument as amended and restated on September 19, 2013 (Exhibit incorporated by reference as filed Exhibit (a)(ii) of Post-Effective Amendment No. 42 via Edgar on November 25, 2015, accession number 0001435109-15-001097).
(b)		By-laws - None.
(c)		Shareholders' rights are contained in Articles II, V, VI, VII, X and XI of the Registrant's Trust Instrument.
(d)	(1)	Investment Advisory Agreement between Registrant and Phocas Financial Corporation dated July 26, 2013 (Exhibit incorporated by reference as filed as Exhibit (d) of Pre-Effective Amendment No. 1 via EDGAR on July 26, 2013, accession number 0001435109-13-000341).
	(2)	Investment Advisory Agreement between Registrant and SKBA Capital Management, LLC dated November 29, 2013 (Exhibit incorporated by reference as filed Exhibit (d)(2) of Post-Effective Amendment No. 4 via EDGAR on November 29, 2013, accession number 0001435109-13-000535).
	(2)(A)	Appendix to Investment Advisory Agreement between Registrant and SKBA Capital Management, LLC (Exhibit incorporated by reference as filed Exhibit (d)(2)(A) of Post-Effective Amendment No. 48 via Edgar on January 8, 2016, accession number 0001145443-16-001400).
	(3)	Investment Advisory Agreement between Registrant and CVR Portfolio Funds LLC dated December 26, 2013 (Exhibit incorporated by reference as filed Exhibit (d)(3) of Post-Effective Amendment No. 7 via EDGAR on December 30, 2013, accession number 0001435109-13-000578).
	(4)	Sub-Advisory Agreement between CVR Portfolio Funds LLC and SSARIS Advisors, LLC dated January 16, 2015 (Exhibit incorporated by reference as filed Exhibit (d)(4) of Post-Effective Amendment No. 31 via EDGAR on April 24, 2015, accession number 0001435109-15-000325).
	(5)	Investment Advisory Agreement between Registrant and Acuitas Investments, LLC dated June 18, 2014 (Exhibit incorporated by reference as filed Exhibit (d)(5) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).
	(6)	Sub-Advisory Agreement between Acuitas Investments, LLC and Advisory Research, Inc. dated June 18, 2014 (Exhibit incorporated by reference as filed Exhibit (d)(6) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).
	(7)	Sub-Advisory Agreement between Acuitas Investments, LLC and Algert Global, LLC dated June 18, 2014 (Exhibit incorporated by reference as filed Exhibit (d)(7) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).
	(8)	Sub-Advisory Agreement between Acuitas Investments, LLC and ClariVest Asset Management, LLC dated June 18, 2014 (Exhibit incorporated by reference as filed Exhibit (d)(8) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).
	(9)	Sub-Advisory Agreement between Acuitas Investments, LLC and DePrince, Race & Zollo, Inc. dated June 18, 2014 (Exhibit incorporated by reference as filed Exhibit (d)(9) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).
	(10)	Sub-Advisory Agreement between Acuitas Investments, LLC and Falcon Point Capital, LLC dated June 18, 2014 (Exhibit incorporated by reference as filed Exhibit (d)(10) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).
	(11)	Sub-Advisory Agreement between Acuitas Investments, LLC and Opus Capital Group, LLC dated June 18, 2014 (Exhibit incorporated by reference as filed Exhibit (d)(11) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).
	(12)	Investment Advisory Agreement between Registrant and Gurtin Fixed Income Management, LLC (Exhibit incorporated by reference as filed Exhibit (d) (12) of Post-Effective Amendment No. 22 via EDGAR on November 24, 2014, accession number 0001435109-14-000810).
	(13)	Investment Advisory Agreement between Registrant and Full Circle Advisors, LLC (Exhibit incorporated by reference as filed Exhibit (d) (13) of Post-Effective Amendment No. 22 via EDGAR on November 24, 2014, accession number 0001435109-14-000810).

	(14)	Investment Advisory Agreement between Northwood Securities LLC (Exhibit incorporated by reference as filed Exhibit (h) (14) of Post-Effective Amendment No. 27 via Edgar on March 31, 2015, accession number 0001435109-15-000253).
	(15)	Investment Advisory Agreement between ABR Dynamic Funds, LLC (Exhibit incorporated by reference as filed Exhibit (h) (15) of Post-Effective Amendment No. 34 via Edgar on July 28, 2015, accession number 0001435109-15-000653).
	(16)	Investment Advisory Agreement between Registrant and Gurtin Fixed Income Management, LLC relating to Gurtin California Municipal Intermediate Value Fund and Gurtin National Municipal Intermediate Value Fund (Exhibit incorporated by reference as filed Exhibit (d)(16) of Post-Effective Amendment No. 42 via Edgar on November 25, 2015, accession number 0001435109-15-001097).
	(17)	Sub-Advisory Agreement between CVR Portfolio Funds LLC and ROW Asset Management, LLC (Exhibit incorporated by reference as filed Exhibit (d)(17) of Post-Effective Amendment No. 42 via Edgar on November 25, 2015, accession number 0001435109-15-001097).
(e)	(1)	Distribution Agreement between Registrant and Foreside Fund Services, LLC dated June 27, 2013 (Exhibit incorporated by reference as filed as Exhibit (e) of Pre-Effective Amendment No. 1 via EDGAR on July 26, 2013, accession number 0001435109-13-000341).
	(1)(A)	Amended Appendix to Distribution Agreement between Registrant and Foreside Fund Services, LLC (Exhibit incorporated by reference as filed Exhibit (e)(1)(A) of Post-Effective Amendment No. 48 via Edgar on January 8, 2016, accession number 0001145443-16-001400).
(f)		Bonus or Profit Sharing Contracts - None.
(g)		Custodian Agreement between Registrant and Union Bank, N.A. (Exhibit incorporated by reference as filed as Exhibit (g) of Pre-Effective Amendment No. 1 via EDGAR on July 26, 2013, accession number 0001435109-13-000341).
	(1)(A)	Amended Appendix to Custodian Agreement between Registrant and Union Bank, N.A. (Exhibit incorporated by reference as filed Exhibit (g)(1)(A) of Post-Effective Amendment No. 48 via Edgar on January 8, 2016, accession number 0001145443-16-001400).
(h)	(1)	Transfer Agency, Administration and Accounting Agreement dated July 26, 2013, as amended March 20, 2014 (Exhibit incorporated by reference as filed as Exhibit (h)(1) of Post-Effective Amendment No. 10 via EDGAR on April 16, 2014, accession number 0001435109-14-000260).
	(1)(A)	Amended Appendix to the Transfer Agency, Administration and Accounting Agreement (Exhibit incorporated by reference as filed Exhibit (h)(1)(A) of Post-Effective Amendment No. 48 via Edgar on January 8, 2016, accession number 0001145443-16-001400).
	(2)	Expense Limitation Agreement between Registrant and Phocas Financial Corporation dated July 26, 2013 (Exhibit incorporated by reference as filed as Exhibit (h)(2) of Pre-Effective Amendment No. 1 via EDGAR on July 26, 2013, accession number 0001435109-13-000341).
	(3)	Expense Limitation Agreement between Registrant and SKBA Capital Management, LLC dated November 29, 2013 (Exhibit incorporated by reference as filed Exhibit (h)(3) of Post-Effective Amendment No. 4 via EDGAR on November 29, 2013, accession number 0001435109-13-000535).
	(4)	Expense Limitation Agreement between Registrant and CVR Portfolio Funds LLC (Exhibit incorporated by reference as filed Exhibit (h) (4) of Post-Effective Amendment No. 27 via Edgar on March 31, 2015, accession number 0001435109-15-000253).
	(5)	Expense Limitation Agreement between Registrant and Acuitas Investments, LLC (Exhibit incorporated by reference as filed Exhibit (h) (5) of Post-Effective Amendment No. 38 via Edgar on October 26, 2015, accession number 0001435109-15-000969).
	(6)	Expense Limitation Agreement between Registrant and Gurtin Fixed Income Management, LLC relating to Gurtin California Municipal Value Fund and Gurtin National Municipal Value Fund is filed herewith.
	(7)	Expense Limitation Agreement between Registrant and Full Circle Advisors, LLC (Exhibit incorporated by reference as filed Exhibit (h)(7) of Post-Effective Amendment No. 36 via EDGAR on August 14, 2015, accession number 0001435109-15-000770).
	(8)	Expense Limitation Agreement between Registrant and Northwood Securities LLC (Exhibit incorporated by reference as filed Exhibit (h) (8) of Post-Effective Amendment No. 27 via Edgar on March 31, 2015, accession number 0001435109-15-000253).

	(9)	Expense Limitation Agreement between Registrant and ABR Dynamic Funds, LLC (Exhibit incorporated by reference as filed Exhibit (h) (9) of Post-Effective Amendment No. 34 via Edgar on July 28, 2015, accession number 0001435109-15-000653).
	(10)	Expense Limitation Agreement between Registrant and SKBA Capital Management, LLC relating to Baywood SociallyResponsible Fund (Exhibit incorporated by reference as filed Exhibit (h)(10) of Post-Effective Amendment No. 48 via Edgar on January 8, 2016, accession number 0001145443-16-001400).
	(11)	Expense Limitation Agreement between Registrant and Gurtin Fixed Income Management, LLC relating to Gurtin California Municipal Intermediate Value Fund and Gurtin National Municipal Intermediate Value Fund (Exhibit incorporated by reference as filed Exhibit (g)(1)(A) of Post-Effective Amendment No. 42 via Edgar on November 25, 2015, accession number 0001435109-15-001097).
(i)		None.
(j)		Consent of BBD, LLP is filed herewith.
(k)		None.
(l)		Initial Capital Agreement (Exhibit incorporated by reference as filed as Exhibit (l) of Pre-Effective Amendment No. 1 via EDGAR on July 26, 2013, accession number 0001435109-13-000341).
(m)		Amended and restated Rule 12b-1 Distribution Plan dated July 26, 2013 adopted by Registrant for Acuitas International Small Cap Fund, Acuitas US Microcap Fund, Baywood SKBA ValuePlus Fund, CVR Dynamic Allocation Fund, Phocas Real Estate Fund and The BDC Income Fund (Exhibit incorporated by reference as filed Exhibit (h) (6) of Post-Effective Amendment No. 22 via EDGAR on November 24, 2014, accession number 0001435109-14-000810).
	(1)	Amended Appendix to the restated Rule 12b-1 Distribution Plan (Exhibit incorporated by reference as filed Exhibit (m)(1) of Post-Effective Amendment No. 48 via Edgar on January 8, 2016, accession number 0001145443-16-001400)..
	(2)	Shareholder Services Plan adopted by the Trust (Exhibit incorporated by reference as filed Exhibit (m)(2) of Post-Effective Amendment No. 48 via Edgar on January 8, 2016, accession number 0001145443-16-001400).
(n)		Amended and restated Rule 18f-3 Plan dated July 26, 2013 adopted by Registrant for ABR Dynamic Blend Equity and Volatility Fund, Acuitas International Small Cap Fund, Acuitas US Microcap Fund, Baywood SKBA ValuePlus Fund, CVR Dynamic Allocation Fund, Gurtin California Municipal Fund, Gurtin California Municipal Intermediate Value Fund, Gurtin National Municipal Fund and Gurtin National Municipal Intermediate Value Fund (Exhibit incorporated by reference as filed Exhibit (n) of Post-Effective Amendment No. 47 via EDGAR on December 17, 2015, accession number 0001435109-15-001178).
	(1)	Amended Appendix to the restated Rule 12b-1 Plan (Exhibit incorporated by reference as filed Exhibit (n)(1) of Post-Effective Amendment No. 48 via Edgar on January 8, 2016, accession number 0001145443-16-001400).
(p)	(1)	Code of Ethics for Registrant (Exhibit incorporated by reference as filed Exhibit (p)(1) of Post-Effective Amendment No. 7 via EDGAR on December 30, 2013, accession number 0001435109-13-000578).
	(2)	Code of Ethics for Phocas Financial Corporation (Exhibit incorporated by reference as filed as Exhibit (p)(2) of Pre-Effective Amendment No. 1 via EDGAR on July 26, 2013, accession number 0001435109-13-000341).
	(3)	Code of Ethics adopted by SKBA Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(3) of Post-Effective Amendment No. 10 via EDGAR on April 16, 2014, accession number 0001435109-14-000260).
	(4)	Code of Ethics adopted by CVR Portfolio Funds LLC (Exhibit incorporated by reference as filed Exhibit (p)(4) of Post-Effective Amendment No. 7 via EDGAR on December 30, 2013, accession number 0001435109-13-000578).
	(5)	Code of Ethics adopted by SSARIS Advisors, LLC (Exhibit incorporated by reference as filed Exhibit (p)(5) of Post-Effective Amendment No. 10 via EDGAR on April 16, 2014, accession number 0001435109-14-000260).
	(6)	Code of Ethics adopted by Acuitas Investments, LLC (Exhibit incorporated by reference as filed Exhibit (p)(6) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).

(7)	Code of Ethics adopted by Advisory Research, Inc. (Exhibit incorporated by reference as filed Exhibit (p)(7) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).
(8)	Code of Ethics adopted by Algert Global, LLC (Exhibit incorporated by reference as filed Exhibit (p) (8) of Post-Effective Amendment No. 38 via Edgar on October 26, 2015, accession number 0001435109-15-000969).
(9)	Code of Ethics adopted by ClariVest Asset Management, LLC (Exhibit incorporated by reference as filed Exhibit (p)(9) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).
(10)	Code of Ethics adopted by DePrince, Race & Zollo, Inc (Exhibit incorporated by reference as filed Exhibit (p)(10) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).
(11)	Code of Ethics adopted by Falcon Point Capital, LLC (Exhibit incorporated by reference as filed Exhibit (p)(11) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).
(12)	Code of Ethics adopted by Opus Capital Group, LLC (Exhibit incorporated by reference as filed Exhibit (p)(12) of Post-Effective Amendment No. 13 via EDGAR on June 30, 2014, accession number 0001435109-14-000436).
(13)	Code of Ethics adopted by Gurtin Fixed Income Management, LLC (Exhibit incorporated by reference as filed Exhibit (p) (13) of Post-Effective Amendment No. 34 via Edgar on July 28, 2015, accession number 0001435109-15-000653).
(14)	Code of Ethics adopted by Full Circle Advisors, LLC (Exhibit incorporated by reference as filed Exhibit (p) (14) of Post-Effective Amendment No. 22 via EDGAR on November 24, 2014, accession number 0001435109-14-000810).
(15)	Code of Ethics adopted by Northwood Securities LLC (Exhibit incorporated by reference as filed Exhibit (p) (15) of Post-Effective Amendment No. 27 via Edgar on March 31, 2015, accession number 0001435109-15-000253).
(16)	Code of Ethics adopted by ABR Dynamic Funds, LLC (Exhibit incorporated by reference as filed Exhibit (p) (16) of Post-Effective Amendment No. 34 via Edgar on July 28, 2015, accession number 0001435109-15-000653).
(17)	Code of Ethics adopted by ROW Asset Management, LLC (Exhibit incorporated by reference as filed Exhibit (p)(17) of Post-Effective Amendment No. 42 via Edgar on November 25, 2015, accession number 0001435109-15-001097).

Other Exhibits:

(A)	Powers of Attorney for David Tucker, Jennifer Brown-Strabley, John Keffer and Mark Moyer, Trustees of Registrant (Exhibit incorporated by reference as filed as Other Exhibits (A) of Post-Effective Amendment No. 25 via EDGAR on March 27, 2015, accession number 0001435109-15-000237).

Item 29.	Persons Controlled by or under Common Control with Registrant

None.

Item 30.	Indemnification

In accordance with Section 3803 of the Delaware Business Trust Act, Article X of the Registrant's Trust Instrument provides as follows:

"ARTICLE X

LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 1. LIMITATION OF LIABILITY. All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or Assets belonging to such Series, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust's officers or employees, whether past, present or future, shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust or any Series may contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee, officer or employee of the Trust liable thereunder. Except as required by Section 3806(e) of the Delaware Act, no Trustee or officer of the Trust shall be responsible or liable to the Trust, the Shareholders, another Trustee or other person that is a party to or is otherwise bound by this Trust Instrument for any act or omission, breach of contract, breach of duties or for neglect or wrongdoing of the Trustee or officer or any officer, agent, representative, employee, investment adviser, Principal Underwriter or independent contractor of the Trust; provided that, in compliance with Section 17(h) of the 1940 Act, nothing contained in this Trust Instrument shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or such other standard of care as set forth in Section 17(h) of the 1940 Act, as amended from time to time.

Section 2. INDEMNIFICATION.

(a) Subject to the exceptions and limitations contained in subsection (b) below:

(i) every person who is, or has been, a Trustee or an officer, employee or agent of the Trust, including persons who act at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise ("Covered Person") shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof.

(ii) as used herein, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (whether civil, criminal or administrative proceedings, regulatory investigations, or other proceedings, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, counsel fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person if there has been a determination that such Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office:  (i) by the court or other body approving a settlement or before which the action was adjudicated; (ii) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (iii) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

(d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection of this Section 2 shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that, with regard to an agent, in addition (a) such agent shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based upon a review of the readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such agent will be found entitled to indemnification.

(e) Any repeal or modification of this ARTICLE X by the Shareholders, or adoption or modification of any other provision of this Trust Instrument or the By-laws inconsistent with this ARTICLE X, shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

Section 3. INDEMNIFICATION OF SHAREHOLDERS. If any Shareholder or former Shareholder of any Series is held personally liable solely by reason of his, her or its being or having been a Shareholder and not because of his, her or its acts or omissions or for some other reason, the Shareholder or former Shareholder (or his, her or its heirs, executors, administrators or other legal representatives or, in the case of any entity, its general successor) shall be entitled out of the Assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such Liability. The Trust, on behalf of the affected

Series, shall, upon request by such Shareholder or former Shareholder, assume the defense of any claim made against him, her or it for any act or obligation of the Series and satisfy any judgment thereon from the Assets belonging to the Series."

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and Phocas Financial Corporation includes language similar to the following:

(a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser's best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund's shareholders in the absence of bad faith, willful misfeasance or negligence in the performance of the Adviser's duties or obligations under this Agreement or by reason of the Adviser's reckless disregard of its duties and obligations under this Agreement.

(b) Adviser shall not be liable for the errors of other service providers to the Trust, including the errors of pricing services, administrator, fund accountant, custodian or transfer agent to the Trust, unless such errors arise from conduct by the Adviser that constitutes bad faith, willful misfeasance, negligence, or reckless disregard of its duties and obligations under this Agreement. The Adviser shall not be liable to the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Adviser by a duly authorized officer of the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board or any agent of the Board.

(c) The Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Trust or the Fund or that the Trust or the Fund will perform comparably with any standard or index, including other clients of the Adviser, whether public or private.

(d) The Adviser and the Trust on behalf of the Fund, shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement

(e) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, but not limited to, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and CVR Portfolio Funds, LLC, SKBA Capital Management, LLC, Acuitas Investments, LLC, Gurtin Fixed Income Management, LLC, Northwood Securities LLC and ABR Dynamic Funds, LLC includes language similar to the following:

(a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser's best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund's shareholders in the absence of bad faith, willful misfeasance or gross negligence in the performance of the Adviser's duties or obligations under this Agreement or by reason of the Adviser's reckless disregard of its duties and obligations under this Agreement.

(b) Adviser shall not be liable for the errors of other service providers to the Trust, including the errors of pricing services, administrator, fund accountant, custodian or transfer agent to the Trust, unless such errors arise from the Adviser's providing false or misleading information to other service providers. The Adviser shall not be liable to the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Adviser by a duly authorized officer of the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board or any agent of the Board.

(c) The Adviser agrees to indemnify and hold harmless the Trust, each Fund and their respective employees, agents, trustees and officers against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, fees and expenses (including reasonable attorneys' fees and expenses) of every nature and character arising out of or in any way related to (i) any breach of the Adviser's obligations under this Agreement, (ii) any acts or failures to act of Adviser for which the Adviser would be liable under Section 5(a), (iii) any material breach of a representation or warranty of the Adviser set forth in this Agreement and (iv) claims or demands by any employee, agent, trustee, member or manager of the Adviser in their capacity as such. The Trust is hereby authorized to deduct any amounts payable in respect of the Adviser's indemnification obligations hereunder from any fees payable to the Adviser pursuant to Section 4(a).

(d) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, but not limited to, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and Full Circle Advisors, LLC includes language similar to the following:

(a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser's best judgment and efforts in rendering its services to the Trust. Neither the Adviser nor any employee, agent, director or officer of the Adviser shall be liable hereunder for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund's shareholders; provided, however, that the foregoing shall not absolve the Adviser for any liability resulting from the Adviser's bad faith, willful misfeasance or gross negligence in the performance of the Adviser's duties or obligations under this Agreement or by reason of the Adviser's reckless disregard of its duties and obligations under this Agreement.

(b) The Adviser shall not be liable for the errors of other service providers to the Trust, including the errors of pricing services, administrator, fund accountant, custodian or transfer agent to the Trust, unless such errors are a result of the Adviser's providing false or misleading information to other service providers. The Adviser shall not be liable to the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Adviser by a duly authorized officer of the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board or any agent of the Trust.

(c) The Adviser agrees to indemnify and hold harmless the Trust, each Fund and their respective employees, agents, trustees and officers against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, fees and expenses (including reasonable attorneys' fees and expenses) of every nature and character arising out of or in any way related to (i) any breach of the Adviser's obligations under this Agreement (ii) any acts or failures to act of Adviser for which the Adviser would be liable under Section 5(a), (iii) any breach of a representation or warranty of the Adviser set forth in this Agreement and (iv) claims or demands by any employee, agent, trustee, member or manager of the Adviser in their capacity as such. The Trust is hereby authorized to deduct any amounts payable in respect of the Adviser's indemnification obligations hereunder from any fees payable to the Adviser pursuant to Section 4(a).

(d) The Trust agrees to indemnify and hold harmless the Adviser and its employees, agents, directors and officers against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, fees and expenses (including reasonable attorneys' fees and expenses) of every nature and character that are based on or arise out of or in any way related to (i) any breach of the Trust's obligations under this Agreement, except to the extent caused by the Adviser's act or omission, and (ii) any breach of a representation or warranty of the Trust or the Fund set forth in this Agreement.

(e) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, but not limited to, acts of civil or military authority, national emergencies, labor difficulties fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

With respect to indemnification of the underwriter of the Trust, Section 8 of the Distribution Agreement provides:

A. Distributor acknowledges and agrees that certain large and significant brokerdealers, such as (without limitation) Merrill Lynch, UBS and Morgan Stanley (all such brokers referred to herein as the "Brokers"), require that Distributor enter into dealer agreements (the "Non-Standard Dealer Agreements") that contain certain representations, undertakings and indemnification that are not included in the Standard Dealer Agreement.

B. To the extent that Distributor is requested or required by the Client to enter into any Non-Standard Dealer Agreement, the Client shall indemnify, defend and hold the Distributor Indemnitees free and harmless from and against any and all Losses that any Distributor Indemnitee may incur arising out of or relating to (a) The Distributor's actions or failures to act pursuant to any Non-Standard Dealer Agreement; (b) any representations made by The Distributor in any Non-Standard Dealer Agreement to the extent that The Distributor is not required to make such representations in the Standard Dealer Agreement; or (c) any indemnification provided by The Distributor under a Non-Standard Dealer Agreement to the extent that such indemnification is beyond the indemnification The Distributor provides to intermediaries in the Standard Dealer Agreement. In no event shall anything contained herein be so construed as to protect the Distributor Indemnitees against any liability to the Client or its shareholders to which the Distributor Indemnitees would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of Distributor's obligations or duties under the Non-Standard Dealer Agreement or by reason of Distributor's reckless disregard of its obligations or duties under the Non-Standard Dealer Agreement.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

(a) Phocas Financial Corporation

With respect to Phocas Financial Corporation, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-64317).  The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(b) SKBA Capital Management, LLC

With respect to SKBA Capital Management, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-56391). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(c) CVR Portfolio Funds LLC

With respect to CVR Portfolio Funds LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-78840). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(d) Acuitas Investments, LLC

With respect to Acuitas Investments, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-79447). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(e) Advisory Research, Inc.

With respect to Advisory Research, Inc., the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-14172). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(f) Algert Global, LLC

With respect to Algert Global, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-61878). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(g) ClariVest Asset Management, LLC

With respect to ClariVest Asset Management, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-66386). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(h) DePrince, Race & Zollo, Inc.

With respect to DePrince, Race & Zollo, Inc., the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-48779). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(i) Falcon Point Capital, LLC

With respect to Falcon Point Capital, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-61442). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(j) Opus Capital Group, LLC

With respect to Opus Capital Group, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-51533). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(k) Gurtin Fixed Income Management, LLC

With respect to Gurtin Fixed Income Management, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-68396). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(l) Full Circle Advisors, LLC

With respect to Full Circle Advisors, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-71447). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(m) Northwood Securities LLC

With respect to Northwood Securities LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-80143). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(n) ABR Dynamic Funds, LLC

With respect to ABR Dynamic Funds, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-80044). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at

www.adviserinfo.sec.gov.

(o) ROW Asset Management, LLC

With respect to ABR Dynamic Funds, LLC, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-78326). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(p) Dundas Partners, LLP

With respect to Dundas Partners, LLP, the response to this Item is incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-96275). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

Item 32(a)	Foreside Fund Services, LLC (the "Distributor") serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	ABS Long/Short Strategies Fund	36.	Lyons Funds
2.	Absolute Shares Trust	37.	Manor Investment Funds
3.	AdvisorShares Trust	38.	Miller/Howard Funds Trust
4.	American Beacon Funds	39.	Montage Managers Trust
5.	American Beacon Select Funds	40.	Palmer Square Opportunistic Income Fund
6.	Archstone Alternative Solutions Fund	41.	PENN Capital Funds Trust
7.	Ark ETF Trust	42.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
8.	Avenue Mutual Funds Trust	43.	Pine Grove Alternative Fund
9.	BP Capital TwinLine Energy Fund, Series of Professionally Managed Portfolios	44.	Pine Grove Alternative Institutional Fund
10.	BP Capital TwinLine MLP Fund, Series of Professionally Managed Portfolios	45.	Plan Investment Fund, Inc.
11.	Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust	46.	PMC Funds, Series of Trust for Professional Managers
12.	Bridgeway Funds, Inc.	47.	Precidian ETFs Trust
13.	Calamos ETF Trust	48.	Quaker Investment Trust
14.	Capital Innovations Global Agri, Timber, Infrastructure Fund, Series of Investment Managers Series Trust	49.	Ramius Archview Credit and Distressed Feeder Fund
15.	Center Coast MLP Focus Fund, Series of Investment Managers Series Trust	50.	Ramius Archview Credit and Distressed Fund
16.	Context Capital Funds	51.	Recon Capital Series Trust
17.	CornerCap Group of Funds	52.	Renaissance Capital Greenwich Funds
18.	Corsair Opportunity Fund	53.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
19.	Direxion Shares ETF Trust	54.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
20.	Evanston Alternative Opportunities Fund	55.	Salient MF Trust
21.	Exchange Listed Funds Trust	56.	SharesPost 100 Fund
22.	FlexShares Trust	57.	Sound Shore Fund, Inc.
23.	Forum Funds	58.	Steben Alternative Investment Funds
24.	Forum Funds II	59.	Steben Select Multi-Strategy Fund
25.	FQF Trust	60.	The 504 Plan
26.	FSI Low Beta Absolute Return Fund	61.	The Roxbury Funds
27.	Gottex Trust	62.	TIFF Investment Program

28.	Henderson Global Funds	63.	Toroso Newfound Tactical Allocation Fund, Series of Investment Managers Series Trust

29.	Horizon Spin-off and Corporate Restructuring Fund, Series of Investment Managers Series Trust (f/k/a Liberty Street Horizon Fund)	64.	TrimTabs ETF Trust
30.	Horizons ETF Trust	65.	Turner Funds
31.	Infinity Core Alternative Fund	66.	U.S. Global Investors Funds
32.	Ironwood Institutional Multi-Strategy Fund LLC	67.	West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)
33.	Ironwood Multi-Strategy Fund LLC	68.	Wintergreen Fund, Inc.
34.	John Hancock Exchange-Traded Fund Trust	69.	WisdomTree Trust
35.	Little Harbor Multistrategy Composite Fund

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant's underwriter. The Distributor's main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.
Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None

Item 32(c)	Not applicable.

Item 33.	Location of Accounts and Records

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrant's custodian, as listed under "Custodian" in Part B to this Registration Statement. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of the Registrant's adviser or subadviser, as listed in Item 31 hereof.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirement of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has met all of the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act of 1933 and that it has duly caused this amendment to its registration statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, and State of Maine on January 27, 2016.

FORUM FUNDS II

By:	/s/ Jessica Chase
Jessica Chase, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on January 27, 2016.

(a) Principal Executive Officer

/s/ Jessica Chase

Jessica Chase

Principal Executive Officer

(b) Principal Financial Officer

/s/ Karen Shaw

Karen Shaw

Principal Financial Officer

(c) A majority of the Trustees

/s/ Stacey E. Hong

Stacey E. Hong, Trustee

John Y. Keffer, Trustee*

David Tucker, Trustee*

Mark Moyer, Trustee*

Jennifer Brown-Strabley, Trustee*

By: /s/ Zachary R. Tackett

Zachary R. Tackett

As Attorney-in-fact

*Pursuant to powers of attorney previously filed.

INDEX TO EXHIBITS

Exhibit	Description
(h)(6)	Expense Limitation Agreement between Registrant and Gurtin Fixed Income Management, LLC relating to Gurtin California Municipal Value Fund and Gurtin National Municipal Value Fund is filed herewith.
(j)	Consent of BBD, LLP is filed herewith.